UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed Volatility Developed International ETF (HDMV)

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

Annual Report
For the Year Ended
July 31, 2021

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the Managed Volatility Funds of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2021.
I often mention at the end of my shareholder letters that investors should stay the course. I do so because First Trust believes in the buy and hold investment philosophy, and the math supports our view. The S&P 500® Index (the “Index”) has never failed to fully recover the losses sustained in any correction or bear market. As of July 31, 2021, the Index stood just 0.61% below its all-time closing high set on July 26, 2021. Whether you believe that history repeats itself or simply rhymes, it provides us with valuable insight either way. When it comes to setting realistic expectations about equity returns over time, we know that the Index delivered an average annual total return of 10.28% from 1926-2020 (95 years), according to data from Morningstar/Ibbotson Associates. That is our long-term performance benchmark for stocks in the U.S. Why is that relevant in today’s climate? It is important to note that this very Index has posted a total return of 17.99% year-to-date and 36.45% for the 12-month period ended July 31, 2021, according to Bloomberg. Using industry jargon, these are sometimes referred to as “outsized” returns, or well-above the norm.
As previously noted, the stock market experiences selloffs of various degrees on an ongoing basis. The more severe declines are referred to as corrections and bear markets. Corrections are defined as a 10.00% to 19.99% decline in the price of an index or security from its most recent closing high. Bear markets entail price declines of 20% or more. Since 1950, the Index has endured 38 selloffs totaling 10% or more, with nine of them being bear markets, according to The Motley Fool, a private financial and investing advice company. Over that 71-year period, on average, the stock market experienced a correction every 1.84 years, compared to every 7.78 years for bear markets. The last major selloff occurred in the first quarter of 2020 (17 months ago), when the Index plunged 33.79%, due to the initial shock from the onset of the coronavirus (“COVID-19”) pandemic. While that qualified as a bear market, some investors may be thinking we are due for a correction in the coming months. Remember, these statistics represent averages. A June 2021 survey by the CFA Institute found that 45% of the chartered financial analysts it polled believe we will have a correction within 1-3 years. I offer this forecast to show investors how challenging it is to make such market calls, even for highly credentialled professionals. A 1-3 year projection isn’t exactly actionable information, in my opinion.
The bottom line is that those individuals who have remained invested in the stock and bond markets throughout the COVID-19 pandemic have likely prospered beyond what they might have imagined. Suffice it to say that the markets have exceeded expectations over the past 12 months. I think your average investor would have been content with just being in positive territory. Looking ahead, I see more tailwinds for the markets than headwinds, particularly with respect to the stock market. There is plenty of liquidity in the economy thanks to the accommodative monetary policy of the Federal Reserve (the “Fed”) and fiscal stimulus from Congress. We have the potential for another $4 to $5 trillion in fiscal stimulus from President Joe Biden’s bipartisan infrastructure bill and the Democrat-driven budget package, including funds earmarked for climate change projects (green energy), health care, education, and more. Perhaps the biggest headwind moving forward is rising inflation. We should know in the next few months if it is transitory, as Fed Chairman Jerome Powell believes, or if it will be with us for a sustained period. Stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
The investment objective of First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HUSV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (8/24/16) to 7/31/21	Inception (8/24/16) to 7/31/21
Fund Performance
NAV	23.48%	12.30%	77.28%
Market Price	23.48%	12.30%	77.28%
Index Performance
S&P 500® Index	36.45%	17.53%	121.86%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Domestic ETF (HUSV) (Continued)
Sector Allocation	% of Total Investments
Information Technology	17.8%
Consumer Staples	16.0
Industrials	12.8
Health Care	12.4
Utilities	11.5
Financials	10.5
Consumer Discretionary	9.4
Real Estate	4.2
Communication Services	3.9
Materials	1.5
Total	100.0%
Top Ten Holdings	% of Total Investments
McDonald’s Corp.	2.5%
Johnson & Johnson	2.5
Verizon Communications, Inc.	2.4
Cisco Systems, Inc.	2.4
Coca-Cola (The) Co.	2.3
Mondelez International, Inc., Class A	2.3
Colgate-Palmolive Co.	2.2
Procter & Gamble (The) Co.	2.2
Paychex, Inc.	2.2
VeriSign, Inc.	2.0
Total	23.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The investment objective of First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The term “developed market companies” means those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) with a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. The Sub-Advisor considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed market countries. However, this list may change in response to market and geopolitical events. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HDMV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (8/24/16) to 7/31/21	Inception (8/24/16) to 7/31/21
Fund Performance
NAV	18.01%	4.31%	23.17%
Market Price	18.55%	4.33%	23.29%
Index Performance
MSCI EAFE Index	30.31%	9.17%	54.17%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV) (Continued)
Sector Allocation	% of Total Investments
Financials	20.8%
Consumer Staples	17.9
Utilities	15.8
Industrials	10.5
Communication Services	8.7
Real Estate	7.9
Health Care	7.4
Consumer Discretionary	4.7
Materials	4.0
Energy	1.2
Information Technology	1.1
Total	100.0%
Top Ten Holdings	% of Total Investments
MTR Corp., Ltd.	1.8%
CLP Holdings, Ltd.	1.8
Power Assets Holdings Ltd.	1.8
Swisscom AG	1.8
Nestle S.A.	1.8
McDonald’s Holdings Co., Japan Ltd.	1.5
Novartis AG	1.5
Hong Kong & China Gas Co., Ltd.	1.4
United Overseas Bank Ltd.	1.3
National Grid PLC	1.2
Total	15.9%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The investment objective of First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HSMV”. The first day of secondary market trading in shares of the Fund was April 7, 2020.
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (4/6/20) to 7/31/21	Inception (4/6/20) to 7/31/21
Fund Performance
NAV	33.72%	41.96%	58.68%
Market Price	33.94%	41.92%	58.63%
Index Performance
S&P 1000® Index	49.83%	65.31%	93.95%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV) (Continued)
Sector Allocation	% of Total Investments
Industrials	20.7%
Real Estate	18.1
Health Care	11.1
Consumer Discretionary	10.4
Financials	10.2
Information Technology	9.6
Utilities	7.3
Materials	5.9
Consumer Staples	5.0
Communication Services	1.7
Total	100.0%
Top Ten Holdings	% of Total Investments
Hill-Rom Holdings, Inc.	0.9%
Service Corp. International	0.8
Southwest Gas Holdings, Inc.	0.8
Murphy USA, Inc.	0.8
Camden Property Trust	0.8
Perficient, Inc.	0.7
Life Storage, Inc.	0.7
Hubbell, Inc.	0.7
Knight-Swift Transportation Holdings, Inc.	0.7
IDACORP, Inc.	0.7
Total	7.6%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Horizon Managed Volatility Domestic ETF (“HUSV”), the First Trust Horizon Managed Volatility Developed International ETF (“HDMV”), and the First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Michael Dickson, PhD, Portfolio Manager of Horizon
Scott Ladner, Portfolio Manager of Horizon
Steven Clark, PhD, Portfolio Manager of Horizon
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since each Fund’s inception.
Commentary
First Trust Horizon Managed Volatility Domestic ETF (“HUSV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2021, the S&P 500® Index gained 36.45%. During the period, low volatility as a factor lagged the S&P 500® Index, as the S&P 500® Low Volatility Index returned 20.76%.
During the same period, the S&P 500® Index experienced a strong expansion. As the period began, accommodative fiscal and monetary policy ensured that consumers and businesses were able to weather the storm as the fight against the coronavirus (“COVID-19”) continued. In November 2020, the market took a substantial risk-on transition as vaccines were approved for distribution. With the approval of vaccines, it pointed toward a potential end to COVID-19 and the related lockdowns. As vaccine distribution began, additional fiscal stimulus entered the market to ensure a smooth transition to a reopened economy. As the accommodative fiscal and monetary policy found its way through the economy, consumer spending skyrocketed. Driven by strong consumer spending and widespread vaccine distribution, the market saw strong earnings multiple expansion through the end of 2020 and into early 2021. To begin 2021, corporate earnings were highly anticipated due to the strong policy driven spending. Early 2021 earnings did not disappoint and provided much needed fundamental support for the market rally. As 2021 continued, many restrictions were lifted, and travel increased. The American consumer entered the summer of 2021 with pent-up demand and capital to spend. As spending and growth continued, the market rallied into the end of the 12-month period ended July 31, 2021.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a net asset value (“NAV”) basis for the 12-month period ended July 31, 2021, the Fund provided a total return of 23.48%, including the reinvestment of dividends. The S&P 500® Index returned 36.45% and the S&P 500® Low Volatility Index returned 20.76% over the same period.
Stocks selected within the information technology, financials, and industrials sectors contributed the most to the Fund’s return, while stocks selected within the utilities, communication services, and materials sectors contributed the least to the Fund’s return.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Single stock positions in Oracle Corp., Motorola Solutions, Inc., and Amphenol Corp. contributed the most to the Fund’s return for the period. Single stock positions in Juniper Networks, Inc., Alliant Energy Corp., and Norton LifeLock, Inc. contributed the least to the Fund’s return for the same period.
For the 12-month period ended July 31, 2021, the Fund realized lower volatility than the S&P 500® Index and had volatility in line with the S&P 500® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets. For the reporting period, this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2021, Horizon believes that overall corporate and economic fundamentals have rebounded sufficiently and that financial markets will remain healthy over the course of the next year. Despite this, we do believe that there are risks that could generate high volatility in late 2021 and early 2022. Some of the risks we are looking at include: the possibility that goods inflation is, in fact, not transitory, that wage inflation materializes, a resurgence of COVID-19 through the winter of 2021, and that the Federal Reserve (the “Fed”) has a policy misstep. Horizon also believes that additional key risk factors for equity markets are related to trade policy, central bank policy, and global currency stability.
During time periods that contain bouts of volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use an active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Developed International ETF (“HDMV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2021, the MSCI EAFE Index gained 30.31%. During the same period, low volatility underperformed the broad MSCI EAFE Index as the MSCI EAFE Minimum Volatility Index gained 17.51%.
We believe the following key developments were some of the biggest drivers of global markets during the period covered in this report. U.S. markets led Developed International markets broadly as the S&P 500® Index gained 36.45% over this time. Over the same period, the S&P 500® Index had a strong rally, hitting multiple new all-time highs. The rally was primarily driven by the vaccine approval and distribution, the lifting of COVID-19 related lockdowns and the presence of highly accommodative monetary and fiscal policy. Policy tailwinds and the extrication of pandemic risk through the introduction of a vaccine resulted in strong economic fundamentals and corporate earnings. Developed markets were generally exposed to more risk factors than the U.S. over the 12-month period ended July 31, 2021 as COVID-19 related shutdowns were more commonplace and fiscal and monetary accommodations proved less supportive and effective, respectively. Sweden and the Eurozone were the best performing regions in developed markets broadly. Within the Eurozone, the Netherlands posted strong gains while Germany posted the lowest gains for the same period.
The investment objective of the Fund is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, in selecting securities for the Fund from a portfolio of eligible securities, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.
Performance Analysis
On a NAV basis for the 12-month period ended July 31, 2021, the Fund provided a total return of 18.01%, including the reinvestment of dividends. The MSCI EAFE Index gained 30.31% and the MSCI EAFE Minimum Volatility Index gained 17.51% over the same period.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
For countries with an average allocation greater than 1%, stocks selected within Singapore, Japan, and Switzerland contributed the most to the Fund’s return, while stocks selected within Norway, Spain, and Belgium contributed the least to the Fund’s return for the same period.
Single stock positions in Oversea-Chinese Banking Corp., Ltd., United Overseas Bank Ltd., DBS Group Holdings Ltd., and Kuehne + Nagel International AG contributed the most to the Fund’s return for the fiscal year. Single stock positions in Chugoku Electric Power Co., Inc., MEIJI Holdings Co., Ltd., and Koninklijke Vopak N.V. contributed the least to the Fund’s return for the same period.
For the 12-month period ended July 31, 2021, the Fund realized lower volatility than the MSCI EAFE Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks and depositary receipts of large and mid-cap securities across developed markets based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets. For the period, this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2021, Horizon believes that overall corporate and economic fundamentals have rebounded sufficiently and that financial markets will remain healthy over the course of the next year. Key risk factors to watch in international markets are COVID-19 related restrictions, trade policy, specifically in China and the Eurozone, the continuation of accommodative global monetary policy and lack of inflation in Japan.
Horizon believes it is important to continue to be more responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks when exposed to these risk factors. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use an active management approach when managing the Fund that provides the flexibility to limit sector and country concentration and business risk, without being limited to static rebalance requirements.
First Trust Horizon Managed Volatility Small/Mid ETF (“HSMV” or the “Fund”)
Market Recap
For the 12-month period ended July 31, 2021, the S&P 1000® Index gained 49.83%. Over same period, volatility as a factor lagged the S&P 1000® Index, as the S&P MidCap 400® Low Volatility Index gained 29.76% and the S&P SmallCap 600® Low Volatility Index gained 40.55%.
During the same period, the S&P 1000® Index experienced a strong expansion. As this period began, accommodative fiscal and monetary policy ensured that consumers and businesses were able to weather the storm as the fight against COVID-19 continued. In November 2020, the market took a substantial risk-on transition as vaccines were approved for distribution. With the approval of vaccines, it pointed towards a potential end to COVID-19 and the related lockdowns. As vaccine distribution began, additional fiscal stimulus entered the market to ensure a smooth transition to a reopened economy. As the accommodative fiscal and monetary policy found its way through the economy, consumer spending skyrocketed. Driven by strong consumer spending and widespread vaccine distribution, the market saw strong earnings multiple expansion through the end of 2020 and into early 2021. To begin 2021, corporate earnings were highly anticipated due to the strong policy driven spending. Early 2021 earnings did not disappoint, providing much needed fundamental support for the market rally. As 2021 continued, many restrictions were lifted, and travel increased. The American consumer entered the summer of 2021 with pent-up demand and capital to spend. As spending and growth continued, the market rallied into the end of the 12-month period ended July 31, 2021.
The investment objective of the Fund is to seek to provide investors capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, Horizon employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which Horizon may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Performance Analysis
On a NAV basis for the 12-month period ended July 31, 2021, the Fund provided a total return of 33.72%, including the reinvestment of dividends. S&P 1000® Index gained 49.83%. During the same period, low volatility as a factor lagged the S&P 1000® Index, as the S&P MidCap 400® Low Volatility Index gained 29.76% and the S&P SmallCap 600® Low Volatility Index gained 40.55%.
Stocks selected within the industrials, information technology, and consumer staples sectors contributed the most to the Fund’s return during the period, while stocks selected within the consumer discretionary, communication services, and utilities sectors contributed the least to the Fund’s return over the reporting period.
Single stock positions in National Beverage Corp. and Teradata Corp. contributed the most to the Fund’s return for same period. Single stock positions in Luminex Corp. and Energizer Holdings, Inc. contributed the least to the Fund’s return since inception.
For the 12-month period ended July 31, 2021, the Fund realized lower volatility than the S&P 1000® Index, higher volatility than the S&P MidCap 400® Low Volatility Index, and lower volatility than the S&P SmallCap 600® Low Volatility Index. As a part of the Fund’s portfolio allocation process, Horizon overweights or underweights common stocks of small and mid-cap domestic companies based on future expected volatility. An overweight allocation indicates that Horizon expects those stocks to be relatively low risk, while an underweight allocation indicates that Horizon expects those stocks to be relatively high risk. Due to the long-term defensive tilt of the strategy, it is expected that the Fund will underperform in strong positive markets. For the period covered by this report, this was the case and these tilts contributed largely to the relative performance for the period.
Market and Fund Outlook
At the end of the 12-month period ended July 31, 2021, Horizon believes that overall corporate and economic fundamentals have rebounded sufficiently and that financial markets will remain healthy over the course of the next year. Despite this, we do believe that there are risks that could generate high volatility in late 2021 and early 2022. Some of the risks we are looking at include: the possibility that goods inflation is, in fact, not transitory, that wage inflation materializes, a resurgence of COVID-19 through the winter of 2022, and that the Fed has a policy misstep. Horizon also believes that additional key risk factors for equity markets are related to trade policy, central bank policy, and global currency stability.
During time periods that contain bouts of volatility, Horizon believes it is important to continue to be responsive to current market conditions when picking stocks to create a portfolio of expected lower volatility stocks. The Fund continues to use a quantitative and rules-based investment process to mitigate volatility through enhanced security selection of targeted exposure to stocks that Horizon estimates will have forecasted future low volatility. Horizon also continues to use an active management approach when managing the Fund that provides the flexibility to limit sector concentration and business risk, without being limited to static rebalance requirements.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2021 (Unaudited)
As a shareholder of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF or First Trust Horizon Managed Volatility Small/Mid ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Actual	$1,000.00	$1,198.80	0.70%	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Actual	$1,000.00	$1,079.90	0.80%	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Actual	$1,000.00	$1,178.10	0.80%	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	0.80%	$4.01

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2021 through July 31, 2021), multiplied by 181/365 (to reflect the six-month period).

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2021
Shares	Description	Value
COMMON STOCKS – 95.5%
	Aerospace & Defense – 4.4%
5,696	General Dynamics Corp.	$1,116,587
4,168	L3Harris Technologies, Inc.	945,052
4,885	Lockheed Martin Corp.	1,815,608
3,894	Northrop Grumman Corp.	1,413,600
		5,290,847
	Air Freight & Logistics – 0.7%
7,000	Expeditors International of Washington, Inc.	897,750
	Beverages – 3.9%
49,263	Coca-Cola (The) Co.	2,809,469
11,977	PepsiCo, Inc.	1,879,790
		4,689,259
	Capital Markets – 3.2%
12,987	Intercontinental Exchange, Inc.	1,556,232
2,576	Moody’s Corp.	968,576
7,468	Nasdaq, Inc.	1,394,500
		3,919,308
	Chemicals – 1.5%
2,658	Linde PLC	817,042
3,394	Sherwin-Williams (The) Co.	987,756
		1,804,798
	Commercial Services & Supplies – 3.6%
16,447	Republic Services, Inc.	1,946,667
16,229	Waste Management, Inc.	2,406,111
		4,352,778
	Communications Equipment – 4.1%
51,386	Cisco Systems, Inc.	2,845,243
9,579	Motorola Solutions, Inc.	2,144,929
		4,990,172
	Diversified Financial Services – 1.6%
7,074	Berkshire Hathaway, Inc., Class B (a)	1,968,623
	Diversified Telecommunication Services – 3.9%
64,687	AT&T, Inc.	1,814,470
51,351	Verizon Communications, Inc.	2,864,359
		4,678,829
	Electric Utilities – 5.2%
26,814	American Electric Power Co., Inc.	2,362,849
16,125	Duke Energy Corp.	1,694,899
34,887	Southern (The) Co.	2,228,233
		6,285,981
Shares	Description	Value

	Electronic Equipment, Instruments & Components – 1.8%
29,900	Amphenol Corp., Class A	$2,167,451
	Food & Staples Retailing – 1.2%
1,968	Costco Wholesale Corp.	845,689
4,603	Walmart, Inc.	656,158
		1,501,847
	Food Products – 4.6%
9,178	General Mills, Inc.	540,217
9,773	Hershey (The) Co.	1,748,194
12,067	Hormel Foods Corp.	559,668
43,369	Mondelez International, Inc., Class A	2,743,523
		5,591,602
	Health Care Equipment & Supplies – 3.3%
18,330	Baxter International, Inc.	1,417,825
5,126	Becton Dickinson and Co.	1,310,975
9,967	Medtronic PLC	1,308,767
		4,037,567
	Health Care Providers & Services – 1.2%
3,404	UnitedHealth Group, Inc.	1,403,197
	Health Care Technology – 1.6%
23,286	Cerner Corp.	1,871,962
	Hotels, Restaurants & Leisure – 4.9%
2,540	Domino’s Pizza, Inc.	1,334,745
12,367	McDonald’s Corp.	3,001,594
12,471	Yum! Brands, Inc.	1,638,565
		5,974,904
	Household Durables – 1.2%
8,844	Garmin Ltd.	1,390,277
	Household Products – 5.7%
6,640	Church & Dwight Co., Inc.	574,891
33,617	Colgate-Palmolive Co.	2,672,552
6,752	Kimberly-Clark Corp.	916,381
18,702	Procter & Gamble (The) Co.	2,659,986
		6,823,810
	Industrial Conglomerates – 0.8%
4,953	3M Co.	980,397
	Insurance – 5.6%
7,830	Allstate (The) Corp.	1,018,292
4,965	Aon PLC, Class A	1,291,049
9,666	Arthur J. Gallagher & Co.	1,346,570

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Insurance (Continued)
14,536	Marsh & McLennan Cos., Inc.	$2,139,990
9,527	Progressive (The) Corp.	906,589
		6,702,490
	IT Services – 11.8%
7,467	Accenture PLC, Class A	2,372,117
11,261	Automatic Data Processing, Inc.	2,360,643
13,999	Broadridge Financial Solutions, Inc.	2,428,687
22,926	Paychex, Inc.	2,609,437
11,370	VeriSign, Inc. (a)	2,460,127
8,355	Visa, Inc., Class A	2,058,588
		14,289,599
	Leisure Products – 0.7%
8,685	Hasbro, Inc.	863,636
	Machinery – 3.3%
6,436	Dover Corp.	1,075,584
4,446	IDEX Corp.	1,007,864
8,165	Illinois Tool Works, Inc.	1,850,761
		3,934,209
	Multiline Retail – 0.7%
3,443	Dollar General Corp.	800,980
	Multi-Utilities – 6.2%
16,072	Ameren Corp.	1,348,762
25,544	CMS Energy Corp.	1,578,364
20,853	Consolidated Edison, Inc.	1,538,326
21,504	Dominion Energy, Inc.	1,610,004
12,521	DTE Energy Co.	1,468,964
		7,544,420
	Pharmaceuticals – 6.3%
24,544	Bristol-Myers Squibb Co.	1,665,801
17,389	Johnson & Johnson	2,994,386
20,552	Merck & Co., Inc.	1,579,832
31,896	Pfizer, Inc.	1,365,468
		7,605,487
	Specialty Retail – 1.9%
3,649	Home Depot (The), Inc.	1,197,565
1,825	O’Reilly Automotive, Inc. (a)	1,102,008
		2,299,573
	Tobacco – 0.6%
7,042	Philip Morris International, Inc.	704,834
	Total Common Stocks	115,366,587
	(Cost $101,870,430)
REAL ESTATE INVESTMENT TRUSTS – 4.2%
	Equity Real Estate Investment Trusts – 4.2%
6,447	Alexandria Real Estate Equities, Inc.	1,298,039
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
28,911	Duke Realty Corp.	$1,470,992
3,888	Public Storage	1,214,922
15,293	Realty Income Corp.	1,074,945
	Total Real Estate Investment Trusts	5,058,898
	(Cost $4,202,310)
	Total Investments – 99.7%	120,425,485
	(Cost $106,072,740) (b)
	Net Other Assets and Liabilities – 0.3%	332,256
	Net Assets – 100.0%	$120,757,741

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $106,123,423. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $14,723,193 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $421,131. The net unrealized appreciation was $14,302,062.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 115,366,587	$ 115,366,587	$ —	$ —
Real Estate Investment Trusts*	5,058,898	5,058,898	—	—
Total Investments	$ 120,425,485	$ 120,425,485	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2021
Shares	Description	Value
COMMON STOCKS (a) – 96.3%
	Australia – 5.8%
11,009	ASX Ltd.	$621,191
284,074	AusNet Services Ltd.	380,454
15,625	Australia & New Zealand Banking Group Ltd.	317,734
82,130	Brambles Ltd.	700,350
23,262	Coles Group Ltd.	298,569
5,661	Commonwealth Bank of Australia	413,978
175,064	Medibank Pvt Ltd.	425,238
11,693	National Australia Bank Ltd.	222,503
9,915	Sonic Healthcare Ltd.	291,190
118,099	Telstra Corp., Ltd.	327,601
10,143	Wesfarmers Ltd.	455,092
13,473	Westpac Banking Corp.	242,433
13,334	Woolworths Group Ltd.	379,273
		5,075,606
	Belgium – 1.5%
8,063	Etablissements Franz Colruyt N.V.	458,534
6,985	Groupe Bruxelles Lambert S.A.	812,852
		1,271,386
	Bermuda – 1.4%
75,465	CK Infrastructure Holdings Ltd.	455,927
176,400	Hongkong Land Holdings Ltd.	800,856
		1,256,783
	Denmark – 1.2%
1,750	Carlsberg A.S., Class B	323,573
4,549	Novo Nordisk A.S., Class B	420,733
11,202	Tryg A.S.	276,969
		1,021,275
	France – 8.6%
4,667	Air Liquide S.A.	811,500
2,968	Arkema S.A.	377,605
28,213	Bureau Veritas S.A.	931,740
3,930	Danone S.A.	289,321
29,789	Engie S.A.	397,614
1,714	EssilorLuxottica S.A.	323,609
278	Hermes International	425,083
3,162	Legrand S.A.	356,038
1,392	L’Oreal S.A.	637,221
68,650	Orange S.A.	765,092
2,831	Pernod Ricard S.A.	624,975
1,731	Remy Cointreau S.A.	380,290
5,068	Sanofi	522,315
1,850	SEB S.A.	307,458
798	Teleperformance	336,621
		7,486,482
	Germany – 8.7%
2,755	Allianz SE	686,305
6,686	Beiersdorf AG	794,316
Shares	Description	Value

	Germany (Continued)
3,112	Deutsche Boerse AG	$519,594
35,571	Deutsche Telekom AG	738,685
53,089	E.ON SE	653,196
13,912	Evonik Industries AG	483,541
2,557	Hannover Rueck SE	430,417
7,956	Henkel AG & Co., KGaA	723,408
5,010	LEG Immobilien SE	792,514
1,965	Merck KGaA	402,444
3,159	Symrise AG	465,797
10,493	Uniper SE	410,139
6,922	Vonovia SE	461,307
		7,561,663
	Hong Kong – 8.2%
152,791	CLP Holdings, Ltd.	1,576,837
25,383	Hang Seng Bank Ltd.	487,007
68,698	Henderson Land Development Co., Ltd.	307,195
738,472	Hong Kong & China Gas Co., Ltd.	1,203,047
266,227	MTR Corp., Ltd.	1,577,598
243,736	Power Assets Holdings Ltd.	1,574,483
25,500	Sun Hung Kai Properties Ltd.	365,216
		7,091,383
	Ireland – 0.3%
2,048	Kerry Group PLC, Class A	303,680
	Israel – 0.7%
43,129	Bank Hapoalim BM (b)	344,231
9,553	Mizrahi Tefahot Bank Ltd. (b)	290,033
		634,264
	Italy – 2.5%
21,907	Assicurazioni Generali S.p.A.	437,884
165,849	Snam S.p.A.	1,004,152
95,954	Terna-Rete Elettrica Nazionale S.p.A.	763,086
		2,205,122
	Japan – 18.0%
11,800	Astellas Pharma, Inc.	187,049
33,300	Chubu Electric Power Co., Inc.	399,612
45,500	Daiwa Securities Group, Inc.	238,066
54,200	ENEOS Holdings, Inc.	227,017
3,200	FUJIFILM Holdings Corp.	228,423
12,900	Idemitsu Kosan Co., Ltd.	302,672
11,800	ITOCHU Corp.	347,638
5,600	Itochu Techno-Solutions Corp.	171,259
36,400	Japan Post Bank Co., Ltd.	308,573
25,900	Japan Post Holdings Co., Ltd.	219,349
41,600	Japan Tobacco, Inc.	811,485
27,400	Kansai Electric Power (The) Co., Inc.	258,627
4,900	Kao Corp.	293,629
11,100	KDDI Corp.	337,133

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
9,200	Kirin Holdings Co., Ltd.	$167,722
2,900	Kobayashi Pharmaceutical Co., Ltd.	230,509
3,600	Kyocera Corp.	221,076
6,000	Lawson, Inc.	300,260
29,100	McDonald’s Holdings Co., Japan Ltd.	1,310,369
11,400	Medipal Holdings Corp.	213,753
10,900	MEIJI Holdings Co., Ltd.	673,643
10,400	Mitsubishi Corp.	290,277
22,600	Mizuho Financial Group, Inc.	322,504
10,500	MS&AD Insurance Group Holdings, Inc.	323,504
6,300	NH Foods Ltd.	253,539
14,500	Nippon Telegraph & Telephone Corp.	370,414
18,500	Nisshin Seifun Group, Inc.	297,808
6,200	Nissin Foods Holdings Co., Ltd.	440,819
17,800	Osaka Gas Co., Ltd.	332,781
6,800	Otsuka Holdings Co., Ltd.	268,888
5,600	Secom Co., Ltd.	421,334
9,600	Sekisui House Ltd.	189,060
4,600	Shionogi & Co., Ltd.	241,185
37,000	Shizuoka Bank (The), Ltd.	266,442
75,300	Softbank Corp.	981,189
4,300	Sohgo Security Services Co., Ltd.	200,292
5,900	Sompo Holdings, Inc.	243,626
6,500	Sumitomo Mitsui Financial Group, Inc.	218,928
9,000	Suntory Beverage & Food Ltd.	314,616
4,700	Taisho Pharmaceutical Holdings Co., Ltd.	262,194
5,000	Takeda Pharmaceutical Co., Ltd.	167,814
34,600	Tohoku Electric Power Co., Inc.	262,090
12,800	Tokyo Gas Co., Ltd.	242,454
6,000	Toyo Suisan Kaisha Ltd.	228,887
2,600	Toyota Motor Corp.	232,378
1,800	Tsuruha Holdings, Inc.	211,823
4,900	Unicharm Corp.	195,723
9,500	USS Co., Ltd.	164,359
53,500	Yamada Holdings Co., Ltd.	251,638
		15,644,430
	Netherlands – 3.9%
3,681	Akzo Nobel N.V.	454,562
35,550	Davide Campari-Milano N.V.	500,150
21,571	Koninklijke Ahold Delhaize N.V.	670,293
2,520	Koninklijke DSM N.V.	508,040
12,498	Koninklijke Vopak N.V.	529,131
6,379	Wolters Kluwer N.V.	727,046
		3,389,222
	New Zealand – 0.5%
143,876	Spark New Zealand Ltd.	474,629
Shares	Description	Value

	Norway – 1.1%
48,667	Orkla ASA	$442,340
27,645	Telenor ASA	480,007
		922,347
	Singapore – 7.1%
16,400	DBS Group Holdings Ltd.	368,076
636,700	Genting Singapore Ltd.	380,624
104,400	Oversea-Chinese Banking Corp., Ltd.	947,725
108,800	Singapore Exchange Ltd.	953,942
318,500	Singapore Technologies Engineering Ltd.	942,607
323,600	Singapore Telecommunications Ltd.	542,140
58,800	United Overseas Bank Ltd.	1,140,458
91,200	UOL Group Ltd.	491,354
25,900	Venture Corp. Ltd.	363,569
		6,130,495
	Spain – 2.2%
22,039	Enagas S.A.	506,143
19,226	Endesa S.A.	467,769
36,275	Iberdrola S.A.	437,197
26,256	Red Electrica Corp. S.A.	520,920
		1,932,029
	Sweden – 4.2%
14,410	Essity AB, Class B	471,216
10,308	ICA Gruppen AB	509,508
5,802	Industrivarden AB, Class A	231,584
7,017	Industrivarden AB, Class C	268,750
18,494	Investor AB, Class B	458,246
6,846	L E Lundbergforetagen AB, Class B	488,614
24,671	Svenska Handelsbanken AB, Class A	278,281
26,429	Tele2 AB, Class B	388,219
132,067	Telia Co., AB	579,761
		3,674,179
	Switzerland – 12.4%
4,596	Baloise Holding AG	726,045
6,892	Banque Cantonale Vaudoise	615,513
732	Geberit AG	601,051
12,162	Nestle S.A.	1,541,312
13,946	Novartis AG	1,291,373
1,517	Roche Holding AG	586,721
1,167	Roche Holding AG	501,146
1,636	Schindler Holding AG	529,531
824	Swiss Life Holding AG	425,713
8,967	Swiss Prime Site AG	955,747
4,862	Swiss Re AG	440,229
2,565	Swisscom AG	1,543,219
2,487	Zurich Insurance Group AG	1,004,299
		10,761,899

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom – 8.0%
7,178	Admiral Group PLC	$339,232
3,084	AstraZeneca PLC	354,429
55,983	BAE Systems PLC	448,222
3,079	Croda International PLC	360,360
6,877	Diageo PLC	341,305
63,161	Direct Line Insurance Group PLC	261,362
34,105	GlaxoSmithKline PLC	672,122
78,746	National Grid PLC	1,011,492
33,601	Phoenix Group Holdings PLC	317,316
3,680	Reckitt Benckiser Group PLC	282,513
10,616	RELX PLC	311,947
44,943	Rentokil Initial PLC	354,084
12,830	Severn Trent PLC	499,344
141,150	Tesco PLC	457,143
10,243	Unilever PLC	591,010
21,109	United Utilities Group PLC	314,834
		6,916,715
	Total Common Stocks	83,753,589
	(Cost $78,272,526)
REAL ESTATE INVESTMENT TRUSTS (a) – 3.1%
	Hong Kong – 0.7%
64,180	Link REIT	613,625
	Singapore – 1.8%
253,500	Ascendas Real Estate Investment Trust	583,726
250,900	Mapletree Commercial Trust	399,974
357,900	Mapletree Logistics Trust	557,341
		1,541,041
	United Kingdom – 0.6%
29,708	Segro PLC	502,756
	Total Real Estate Investment Trusts	2,657,422
	(Cost $2,445,609)
	Total Investments – 99.4%	86,411,011
	(Cost $80,718,135) (c)
	Net Other Assets and Liabilities – 0.6%	550,766
	Net Assets – 100.0%	$86,961,777

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $81,044,366. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,296,046 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,929,401. The net unrealized appreciation was $5,366,645.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 83,753,589	$ 83,753,589	$ —	$ —
Real Estate Investment Trusts*	2,657,422	2,657,422	—	—
Total Investments	$ 86,411,011	$ 86,411,011	$—	$—

*	See Portfolio of Investments for country breakout.

Currency Exposure Diversification	% of Total Investments
Euro	27.9%
Japanese Yen	18.1
Swiss Franc	12.5
Hong Kong Dollar	9.4
Singapore Dollar	8.9
British Pound Sterling	8.6
Australian Dollar	5.9
Swedish Krona	4.3
Danish Krone	1.2
Norwegian Krone	1.1
United States Dollar	0.9
Israeli Shekel	0.7
New Zealand Dollar	0.5
Total	100.0%

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2021
Shares	Description	Value
COMMON STOCKS – 81.2%
	Aerospace & Defense – 0.5%
364	Curtiss-Wright Corp.	$43,061
448	Mercury Systems, Inc. (a)	29,568
		72,629
	Auto Components – 1.1%
3,056	Gentex Corp.	103,996
374	Lear Corp.	65,442
		169,438
	Banks – 2.0%
1,282	Commerce Bancshares, Inc.	90,676
418	Cullen/Frost Bankers, Inc.	44,860
839	First Financial Bankshares, Inc.	40,977
2,641	Investors Bancorp, Inc.	36,499
886	Prosperity Bancshares, Inc.	60,416
1,628	Umpqua Holdings Corp.	30,720
		304,148
	Biotechnology – 0.3%
251	United Therapeutics Corp. (a)	45,664
	Building Products – 2.0%
538	Carlisle Cos., Inc.	108,805
306	Lennox International, Inc.	100,806
443	Owens Corning	42,599
590	UFP Industries, Inc.	43,813
		296,023
	Capital Markets – 2.6%
199	Affiliated Managers Group, Inc.	31,530
311	Evercore, Inc., Class A	41,114
306	FactSet Research Systems, Inc.	109,328
1,586	Jefferies Financial Group, Inc.	52,639
1,663	SEI Investments Co.	101,110
700	Stifel Financial Corp.	46,578
		382,299
	Chemicals – 3.1%
1,107	Ashland Global Holdings, Inc.	94,172
972	Cabot Corp.	53,518
1,232	HB Fuller Co.	79,612
1,147	RPM International, Inc.	99,319
206	Scotts Miracle-Gro (The) Co.	36,454
3,117	Valvoline, Inc.	95,630
		458,705
	Commercial Services & Supplies – 2.1%
790	ABM Industries, Inc.	36,727
687	Clean Harbors, Inc. (a)	65,265
1,226	IAA, Inc. (a)	74,149
1,422	Stericycle, Inc. (a)	100,322
244	Tetra Tech, Inc.	32,579
		309,042
Shares	Description	Value

	Communications Equipment – 0.9%
696	Ciena Corp. (a)	$40,465
5,794	Viavi Solutions, Inc. (a)	96,702
		137,167
	Construction & Engineering – 1.1%
1,135	AECOM (a)	71,460
371	EMCOR Group, Inc.	45,191
199	Valmont Industries, Inc.	47,153
		163,804
	Construction Materials – 0.4%
381	Eagle Materials, Inc.	53,843
	Consumer Finance – 0.2%
1,707	SLM Corp.	32,143
	Containers & Packaging – 1.3%
722	AptarGroup, Inc.	93,080
1,534	Sonoco Products Co.	97,854
		190,934
	Diversified Consumer Services – 1.8%
801	Grand Canyon Education, Inc. (a)	73,988
2,803	H&R Block, Inc.	68,814
1,928	Service Corp. International	120,481
		263,283
	Diversified Telecommunication Services – 0.4%
762	Cogent Communications Holdings, Inc.	59,139
	Electric Utilities – 2.1%
2,412	Hawaiian Electric Industries, Inc.	104,536
1,038	IDACORP, Inc.	109,457
2,994	OGE Energy Corp.	101,048
		315,041
	Electrical Equipment – 1.8%
328	EnerSys	32,360
549	Hubbell, Inc.	110,053
1,591	nVent Electric PLC	50,292
466	Regal Beloit Corp.	68,609
		261,314
	Electronic Equipment, Instruments & Components – 3.8%
894	Arrow Electronics, Inc. (a)	106,002
1,712	Avnet, Inc.	70,740
867	Cognex Corp.	78,385
672	Insight Enterprises, Inc. (a)	67,455

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Electronic Equipment, Instruments & Components (Continued)
869	Jabil, Inc.	$51,740
2,318	National Instruments Corp.	102,247
389	SYNNEX Corp.	46,501
1,912	Vishay Intertechnology, Inc.	42,313
		565,383
	Entertainment – 0.2%
560	World Wrestling Entertainment, Inc., Class A	27,653
	Food & Staples Retailing – 1.3%
631	BJ’s Wholesale Club Holdings, Inc. (a)	31,954
518	Casey’s General Stores, Inc.	102,414
857	Grocery Outlet Holding Corp. (a)	28,384
1,269	Sprouts Farmers Market, Inc. (a)	31,192
		193,944
	Food Products – 2.9%
4,228	Flowers Foods, Inc.	99,612
2,528	Hain Celestial Group (The), Inc. (a)	100,892
1,117	Ingredion, Inc.	98,084
938	Post Holdings, Inc. (a)	95,995
859	TreeHouse Foods, Inc. (a)	38,139
		432,722
	Gas Utilities – 2.3%
1,373	ONE Gas, Inc.	101,300
1,103	South Jersey Industries, Inc.	27,763
1,667	Southwest Gas Holdings, Inc.	116,573
2,161	UGI Corp.	99,384
		345,020
	Health Care Equipment & Supplies – 5.5%
1,011	Avanos Medical, Inc. (a)	38,357
514	CONMED Corp.	70,901
1,598	Envista Holdings Corp. (a)	68,842
1,279	Globus Medical, Inc., Class A (a)	106,375
456	Haemonetics Corp. (a)	27,720
907	Hill-Rom Holdings, Inc.	125,583
490	ICU Medical, Inc. (a)	99,612
1,476	Integra LifeSciences Holdings Corp. (a)	106,848
331	Masimo Corp. (a)	90,161
1,273	NuVasive, Inc. (a)	81,408
		815,807
	Health Care Providers & Services – 3.1%
221	Amedisys, Inc. (a)	57,597
Shares	Description	Value

	Health Care Providers & Services (Continued)
517	AMN Healthcare Services, Inc. (a)	$51,990
210	Chemed Corp.	99,964
1,264	Encompass Health Corp.	105,228
289	LHC Group, Inc. (a)	62,187
205	Molina Healthcare, Inc. (a)	55,967
1,315	R1 RCM, Inc. (a)	28,154
		461,087
	Health Care Technology – 0.3%
2,367	Allscripts Healthcare Solutions, Inc. (a)	40,428
	Hotels, Restaurants & Leisure – 3.5%
837	Choice Hotels International, Inc.	100,356
478	Cracker Barrel Old Country Store, Inc.	65,094
694	Jack in the Box, Inc.	75,549
575	Papa John’s International, Inc.	65,619
773	Texas Roadhouse, Inc.	71,247
1,802	Wendy’s (The) Co.	41,825
1,405	Wyndham Hotels & Resorts, Inc.	101,244
		520,934
	Household Durables – 0.5%
341	Helen of Troy, Ltd. (a)	76,176
	Household Products – 0.5%
1,550	Energizer Holdings, Inc.	66,418
	Insurance – 4.6%
151	Alleghany Corp. (a)	100,128
294	American Financial Group, Inc.	37,188
1,902	Brown & Brown, Inc.	103,469
1,687	CNO Financial Group, Inc.	38,531
1,590	First American Financial Corp.	107,023
746	Hanover Insurance Group (The), Inc.	101,381
4,032	Old Republic International Corp.	99,429
684	RenaissanceRe Holdings Ltd.	104,440
		691,589
	IT Services – 1.4%
1,104	Maximus, Inc.	98,256
1,171	Perficient, Inc. (a)	110,414
		208,670
	Leisure Products – 0.7%
4,928	Mattel, Inc. (a)	107,036
	Life Sciences Tools & Services – 1.4%
76	Bio-Techne Corp.	36,650

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
216	Charles River Laboratories International, Inc. (a)	$87,895
173	Medpace Holdings Inc. (a)	30,437
601	Syneos Health, Inc. (a)	53,892
		208,874
	Machinery – 6.5%
230	AGCO Corp.	30,385
575	Crane Co.	55,907
1,626	Donaldson Co., Inc.	107,625
1,362	Graco, Inc.	106,345
937	ITT, Inc.	91,742
766	Lincoln Electric Holdings, Inc.	106,803
172	Middleby (The) Corp. (a)	32,936
461	Nordson Corp.	104,246
296	Oshkosh Corp.	35,387
413	Timken (The) Co.	32,833
935	Toro (The) Co.	106,347
709	Watts Water Technologies, Inc., Class A	106,889
367	Woodward, Inc.	44,613
		962,058
	Media – 0.9%
718	John Wiley & Sons, Inc., Class A	42,204
1,218	New York Times (The) Co., Class A	53,324
2,210	TEGNA, Inc.	39,161
		134,689
	Metals & Mining – 1.1%
438	Reliance Steel & Aluminum Co.	68,832
824	Royal Gold, Inc.	100,132
		168,964
	Multi-Utilities – 2.1%
1,502	Black Hills Corp.	101,610
3,224	MDU Resources Group, Inc.	102,265
1,664	NorthWestern Corp.	103,152
		307,027
	Personal Products – 0.2%
875	Edgewell Personal Care Co.	35,945
	Pharmaceuticals – 0.4%
377	Jazz Pharmaceuticals PLC (a)	63,909
	Professional Services – 3.0%
355	ASGN, Inc. (a)	35,901
394	CACI International, Inc., Class A (a)	105,182
744	FTI Consulting, Inc. (a)	108,401
402	Insperity, Inc.	39,818
1,265	KBR, Inc.	48,956
Shares	Description	Value

	Professional Services (Continued)
497	ManpowerGroup, Inc.	$58,934
628	Science Applications International Corp.	54,825
		452,017
	Real Estate Management & Development – 0.2%
162	Jones Lang LaSalle, Inc. (a)	36,056
	Road & Rail – 2.3%
2,203	Knight-Swift Transportation Holdings, Inc.	109,467
638	Landstar System, Inc.	100,166
400	Ryder System, Inc.	30,460
2,276	Werner Enterprises, Inc.	104,036
		344,129
	Semiconductors & Semiconductor Equipment – 0.4%
371	Cirrus Logic, Inc. (a)	30,641
134	Universal Display Corp.	31,422
		62,063
	Software – 3.0%
1,788	ACI Worldwide, Inc. (a)	61,328
548	Blackbaud, Inc. (a)	39,089
2,020	CDK Global, Inc.	96,940
669	CommVault Systems, Inc. (a)	50,570
100	Fair Isaac Corp. (a)	52,391
454	J2 Global, Inc. (a)	64,137
1,777	Progress Software Corp.	81,013
		445,468
	Specialty Retail – 1.7%
653	AutoNation, Inc. (a)	79,228
333	Five Below, Inc. (a)	64,742
768	Murphy USA, Inc.	113,288
		257,258
	Textiles, Apparel & Luxury Goods – 0.9%
662	Carter’s, Inc.	64,704
178	Deckers Outdoor Corp. (a)	73,131
		137,835
	Thrifts & Mortgage Finance – 0.6%
737	Essent Group Ltd.	33,291
4,449	New York Community Bancorp, Inc.	52,409
		85,700

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2021
Shares	Description	Value
COMMON STOCKS (Continued)
	Trading Companies & Distributors – 1.3%
1,170	MSC Industrial Direct Co., Inc., Class A	$104,329
299	Watsco, Inc.	84,450
		188,779
	Water Utilities – 0.7%
2,195	Essential Utilities, Inc.	107,818
	Wireless Telecommunication Services – 0.2%
1,603	Telephone & Data Systems, Inc.	35,827
	Total Common Stocks	12,101,899
	(Cost $11,374,088)
REAL ESTATE INVESTMENT TRUSTS – 17.7%
	Equity Real Estate Investment Trusts – 17.7%
1,439	Agree Realty Corp.	108,141
2,115	American Campus Communities, Inc.	106,406
3,762	Brandywine Realty Trust	52,518
752	Camden Property Trust	112,341
772	CoreSite Realty Corp.	106,698
3,596	Corporate Office Properties Trust	105,866
1,712	Cousins Properties, Inc.	68,001
1,101	CyrusOne, Inc.	78,468
1,674	Douglas Emmett, Inc.	55,912
611	EastGroup Properties, Inc.	107,670
1,928	First Industrial Realty Trust, Inc.	105,616
3,308	Healthcare Realty Trust, Inc.	105,459
1,783	Highwoods Properties, Inc.	85,031
1,928	Hudson Pacific Properties, Inc.	52,557
1,172	Kilroy Realty Corp.	81,184
583	Lamar Advertising Co., Class A	62,148
8,279	Lexington Realty Trust	108,869
940	Life Storage, Inc.	110,318
4,930	Medical Properties Trust, Inc.	103,678
1,719	National Retail Properties, Inc.	84,008
1,991	National Storage Affiliates Trust	107,852
2,628	Omega Healthcare Investors, Inc.	95,344
5,346	Physicians Realty Trust	101,307
964	PotlatchDeltic Corp.	50,070
2,886	Rayonier, Inc.	108,831
1,736	Rexford Industrial Realty, Inc.	106,799
3,348	Sabra Health Care REIT, Inc.	62,239
2,062	Spirit Realty Capital, Inc.	103,554
Shares	Description	Value

	Equity Real Estate Investment Trusts (Continued)
2,765	STORE Capital Corp.	$100,065
	Total Real Estate Investment Trusts	2,636,950
	(Cost $2,419,752)
	Total Investments – 98.9%	14,738,849
	(Cost $13,793,840) (b)
	Net Other Assets and Liabilities – 1.1%	167,342
	Net Assets – 100.0%	$14,906,191

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $13,848,601. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,075,899 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $185,651. The net unrealized appreciation was $890,248.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 12,101,899	$ 12,101,899	$ —	$ —
Real Estate Investment Trusts*	2,636,950	2,636,950	—	—
Total Investments	$ 14,738,849	$ 14,738,849	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2021
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$ 120,425,485	$ 86,411,011	$ 14,738,849
Cash	229,722	302,276	172,221
Receivables:
Dividends	170,748	95,935	4,956
Dividend reclaims	2,260	271,732	116
Investment securities sold	—	15,054	—
Miscellaneous	—	7,738	—
Total Assets	120,828,215	87,103,746	14,916,142
LIABILITIES:
Due to custodian foreign currency	—	7,223	—
Due to authorized participant	—	61,250	—
Payables:
Investment advisory fees	70,474	58,441	9,951
Capital shares redeemed	—	15,055	—
Total Liabilities	70,474	141,969	9,951
NET ASSETS	$120,757,741	$86,961,777	$14,906,191
NET ASSETS consist of:
Paid-in capital	$ 154,584,032	$ 109,212,817	$ 14,257,151
Par value	36,500	27,000	4,500
Accumulated distributable earnings (loss)	(33,862,791)	(22,278,040)	644,540
NET ASSETS	$120,757,741	$86,961,777	$14,906,191
NET ASSET VALUE, per share	$33.08	$32.21	$33.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	3,650,002	2,700,002	450,002
Investments, at cost	$106,072,740	$80,718,135	$13,793,840
Foreign currency, at cost (proceeds)	$—	$(7,237)	$—

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2021
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
INVESTMENT INCOME:
Dividends	$ 3,416,401	$ 3,661,990	$ 278,014
Interest	29	16	—
Foreign withholding tax	—	(272,020)	—
Other	16	16	52
Total investment income	3,416,446	3,390,002	278,066
EXPENSES:
Investment advisory fees	1,125,676	779,693	122,260
Total expenses	1,125,676	779,693	122,260
NET INVESTMENT INCOME (LOSS)	2,290,770	2,610,309	155,806
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,890,317	7,170,352	(417,781)
In-kind redemptions	25,313,870	3,279,608	4,634,658
Foreign currency transactions	—	(34,175)	—
Net realized gain (loss)	32,204,187	10,415,785	4,216,877
Net increase from payment by the advisor	—	6,254	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,733,783)	3,600,634	(131,960)
Foreign currency translation	—	9,911	—
Net change in unrealized appreciation (depreciation)	(4,733,783)	3,610,545	(131,960)
NET REALIZED AND UNREALIZED GAIN (LOSS)	27,470,404	14,032,584	4,084,917
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 29,761,174	$ 16,642,893	$ 4,240,723
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2021	Year Ended 7/31/2020	Year Ended 7/31/2021	Year Ended 7/31/2020
OPERATIONS:
Net investment income (loss)	$ 2,290,770	$ 3,252,411	$ 2,610,309	$ 2,996,449
Net realized gain (loss)	32,204,187	(4,596,249)	10,415,785	(24,727,414)
Net increase from payment by the advisor	—	—	6,254	—
Net change in unrealized appreciation (depreciation)	(4,733,783)	1,915,698	3,610,545	956,053
Net increase (decrease) in net assets resulting from operations	29,761,174	571,860	16,642,893	(20,774,912)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,308,451)	(3,582,296)	(2,737,667)	(3,755,422)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	127,467,991	355,667,495	—	87,535,588
Cost of shares redeemed	(248,985,087)	(362,223,485)	(50,656,967)	(67,686,203)
Net increase (decrease) in net assets resulting from shareholder transactions	(121,517,096)	(6,555,990)	(50,656,967)	19,849,385
Total increase (decrease) in net assets	(94,064,373)	(9,566,426)	(36,751,741)	(4,680,949)
NET ASSETS:
Beginning of period	214,822,114	224,388,540	123,713,518	128,394,467
End of period	$120,757,741	$214,822,114	$86,961,777	$123,713,518
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	7,900,002	8,400,002	4,400,002	3,900,002
Shares sold	4,600,000	13,500,000	—	2,750,000
Shares redeemed	(8,850,000)	(14,000,000)	(1,700,000)	(2,250,000)
Shares outstanding, end of period	3,650,002	7,900,002	2,700,002	4,400,002

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Year Ended 7/31/2021	Period Ended 7/31/2020 (a)

$ 155,806	$ 14,506
4,216,877	213,038
—	—
(131,960)	1,076,969
4,240,723	1,304,513

(160,236)	(6,225)

23,515,729	19,986,223
(32,712,721)	(1,261,815)
(9,196,992)	18,724,408
(5,116,505)	20,022,696

20,022,696	—
$14,906,191	$ 20,022,696

800,002	—
800,000	850,002
(1,150,000)	(50,000)
450,002	800,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
	Year Ended July 31,				Period Ended 7/31/2017 (a)
	2021	2020	2019	2018
Net asset value, beginning of period	$ 27.19	$ 26.71	$ 23.49	$ 22.03	$ 19.96
Income from investment operations:
Net investment income (loss)	0.46	0.37	0.37	0.30	0.24
Net realized and unrealized gain (loss)	5.87	0.52	3.17	1.46	2.05
Total from investment operations	6.33	0.89	3.54	1.76	2.29
Distributions paid to shareholders from:
Net investment income	(0.44)	(0.41)	(0.32)	(0.30)	(0.22)
Net asset value, end of period	$33.08	$27.19	$26.71	$23.49	$22.03
Total return (b)	23.48%	3.41%	15.24%	8.04%	11.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 120,758	$ 214,822	$ 224,389	$ 133,888	$ 62,799
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	1.42%	1.39%	1.58%	1.37%	1.50% (c)
Portfolio turnover rate (d)	152%	211%	147%	157%	149%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended July 31,				Period Ended 7/31/2017 (a)
	2021	2020	2019	2018
Net asset value, beginning of period	$ 28.12	$ 32.92	$ 33.72	$ 33.05	$ 29.89
Income from investment operations:
Net investment income (loss)	0.89	0.65	0.86	0.91	0.63
Net realized and unrealized gain (loss)	4.13	(4.61)	(0.79)	0.87	3.13
Total from investment operations	5.02	(3.96)	0.07	1.78	3.76
Distributions paid to shareholders from:
Net investment income	(0.93)	(0.84)	(0.87)	(1.11)	(0.60)
Net asset value, end of period	$32.21	$28.12	$32.92	$33.72	$33.05
Total return (b)	18.01% (c)	(12.37)%	0.21%	5.48%	12.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 86,962	$ 123,714	$ 128,394	$ 59,010	$ 29,745
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80% (d)
Ratio of net investment income (loss) to average net assets	2.68%	2.08%	2.74%	2.73%	2.74% (d)
Portfolio turnover rate (e)	127%	196%	99%	133%	150%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	The Fund received a reimbursement from the advisor in the amount of $6,254, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
	Year Ended 7/31/2021	Period Ended 7/31/2020 (a)
Net asset value, beginning of period	$ 25.03	$ 21.10
Income from investment operations:
Net investment income (loss)	0.29	0.02
Net realized and unrealized gain (loss)	8.09	3.92
Total from investment operations	8.38	3.94
Distributions paid to shareholders from:
Net investment income	(0.29)	(0.01)
Net realized gain	(0.00) (b)	—
Total distributions	(0.29)	(0.01)
Net asset value, end of period	$33.12	$25.03
Total return (c)	33.72%	18.67%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 14,906	$ 20,023
Ratio of total expenses to average net assets	0.80%	0.80% (d)
Ratio of net investment income (loss) to average net assets	1.02%	0.60% (d)
Portfolio turnover rate (e)	118%	5%

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the following funds (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (NYSE Arca ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF – (NYSE Arca ticker “HSMV”)
HUSV and HDMV are diversified series of the Trust. HSMV is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2021, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 2,308,451	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	2,737,667	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	160,081	155	—
The tax character of distributions paid by each Fund during the fiscal period ended July 31, 2020, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 3,582,296	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	3,755,422	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	6,225	—	—
As of July 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 163,103	$ (48,327,956)	$ 14,302,062
First Trust Horizon Managed Volatility Developed International ETF	512,282	(28,169,828)	5,379,506
First Trust Horizon Managed Volatility Small/Mid ETF	4,006	(249,714)	890,248
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For HUSV and HDMV, taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. For HSMV, the taxable years ended 2020 and 2021 remain open to federal and state audit. As of July 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2021, for federal income tax purposes, the Funds had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Horizon Managed Volatility Domestic ETF	$ 48,327,956
First Trust Horizon Managed Volatility Developed International ETF	28,169,828
First Trust Horizon Managed Volatility Small/Mid ETF	249,714

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Horizon Managed Volatility Domestic ETF	$ —	$ (24,679,396)	$ 24,679,396
First Trust Horizon Managed Volatility Developed International ETF	397,466	(3,612,266)	3,214,800
First Trust Horizon Managed Volatility Small/Mid ETF	—	(4,512,540)	4,512,540
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
HUSV has agreed to pay First Trust an annual unitary management fee of 0.70% of its average daily net assets. HDMV and HSMV have agreed to pay First Trust an annual unitary management fee of 0.80% of their average daily net assets. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
During the fiscal year ended July 31, 2021, HDMV received a payment from the Advisor of $6,254 in connection with a trade error.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 241,868,684	$ 241,423,738
First Trust Horizon Managed Volatility Developed International ETF	121,991,728	123,393,902
First Trust Horizon Managed Volatility Small/Mid ETF	17,848,864	17,536,991

For the fiscal year ended July 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 126,887,436	$ 248,711,414
First Trust Horizon Managed Volatility Developed International ETF	—	49,642,308
First Trust Horizon Managed Volatility Small/Mid ETF	23,304,000	32,554,938
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2022.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Other Matters
By operation of law, HUSV and HDMV now operate as diversified open-end management investment companies as defined in Section 5(b) of the 1940 Act.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
Horizon, which has served as the investment sub-advisor to each Fund since its inception, has entered into an agreement pursuant to which ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Partners, a private investment firm located in Palo Alto, California, will acquire a majority ownership interest in Horizon (the “Transaction”). Subject to satisfaction of certain conditions, the Transaction is expected to close in the fourth quarter of 2021 (the “Closing”). The Closing may operate as an “assignment” (as defined in the 1940 Act) of, for each Fund, the applicable existing investment sub-advisory agreement with Horizon (each a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”), which may result in the automatic termination of the Current Sub-Advisory Agreements in accordance with their respective terms. Therefore, in anticipation of the Closing, the Board approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of each Fund, FTA and Horizon. The New Sub-Advisory Agreement will be submitted to shareholders of each Fund for approval at a joint special meeting of shareholders of the Funds that is expected to be held in the fourth quarter of 2021. In addition, to avoid any interruption of investment sub-advisory services for a Fund if the Closing occurs prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved interim investment sub-advisory agreements with Horizon which would be effective upon the Closing and remain in effect for a maximum period of 150 days.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust Horizon Managed Volatility Domestic ETF (HUSV) First Trust Horizon Managed Volatility Developed International ETF (HDMV)	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021, 2020, 2019, 2018, and for the period from August 24, 2016 (commencement of operations) through July 31, 2017.
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)	For the year ended July 31, 2021	For the year ended July 31, 2021 and the period from April 6, 2020 (commencement of operations) through July 31, 2020	For the year ended July 31, 2021 and for the period from April 6, 2020 (commencement of operations) through July 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
For the taxable year ended July 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:
Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	75.53%
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
A portion of the ordinary dividends (including short-term capital gains) that HUSV and HSMV paid to shareholders during the taxable year ended July 31, 2021, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended (the “Code”), section 199A for the aggregate dividends the Funds received from the Underlying Real Estate Investment Trusts (REITs) they invest in.
The following Fund met the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended July 31, 2021, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:
	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$ 267,369	$ 0.10	$ 3,661,990	$ 1.36
The foreign taxes paid will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end. Gross foreign income and foreign taxes paid will be posted on the Fund’s website and disclosed in the tax letter.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
FIRST TRUST HORIZON MANAGED VOLATILITY DOMESTIC ETF
FIRST TRUST HORIZON MANAGED VOLATILITY DEVELOPED INTERNATIONAL ETF
FIRST TRUST HORIZON MANAGED VOLATILITY SMALL/MID ETF
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreements (as applicable to a specific Fund, the “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of the following three series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements, the Board noted that each Fund is an actively managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each of HUSV and HDMV was above the median total (net) expense ratio of the peer funds in its respective Expense Group and that the unitary fee rate for HSMV was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for HUSV contained both actively-managed ETFs and open-end mutual funds and there were no other actively-managed ETFs in the Expense Groups for HDMV and HSMV, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2020 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that each of HUSV and HDMV underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2020. The Board noted the Advisor’s discussion of HUSV’s and HDMV’s performance at the April 26, 2021 meeting. Because HSMV commenced operations on April 6, 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered.
On the basis of all the information provided on the unitary fee and performance, as applicable, of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each of HUSV and HDMV for the twelve months ended December 31, 2020 and to HSMV for the period from inception through December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to the Funds pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board noted that the Advisor pays the Sub-Advisor for each Fund from its unitary fee and its understanding that each Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board noted that the Sub-Advisor is not responsible for coordinating execution of Fund trades and that the only known fall-out benefit the Sub-Advisor receives from managing the Funds is publicity related to managing an ETF in a closely monitored sector of the ETF universe. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	211	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	211	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	211	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	211	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	211	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF (FCAL)

First Trust New York Municipal High Income ETF (FMNY)

Annual Report
For the Year Ended
July 31, 2021

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2021. Please note that the First Trust New York Municipal High Income ETF was incepted on May 12, 2021, and so the information contained in this letter and the annual report prior to that date will not apply to this Fund.
I often mention at the end of my shareholder letters that investors should stay the course. I do so because First Trust believes in the buy and hold investment philosophy, and the math supports our view. The S&P 500® Index (the “Index”) has never failed to fully recover the losses sustained in any correction or bear market. As of July 31, 2021, the Index stood just 0.61% below its all-time closing high set on July 26, 2021. Whether you believe that history repeats itself or simply rhymes, it provides us with valuable insight either way. When it comes to setting realistic expectations about equity returns over time, we know that the Index delivered an average annual total return of 10.28% from 1926-2020 (95 years), according to data from Morningstar/Ibbotson Associates. That is our long-term performance benchmark for stocks in the U.S. Why is that relevant in today’s climate? It is important to note that this very Index has posted a total return of 17.99% year-to-date and 36.45% for the 12-month period ended July 31, 2021, according to Bloomberg. Using industry jargon, these are sometimes referred to as “outsized” returns, or well-above the norm.
As previously noted, the stock market experiences selloffs of various degrees on an ongoing basis. The more severe declines are referred to as corrections and bear markets. Corrections are defined as a 10.00% to 19.99% decline in the price of an index or security from its most recent closing high. Bear markets entail price declines of 20% or more. Since 1950, the Index has endured 38 selloffs totaling 10% or more, with nine of them being bear markets, according to The Motley Fool, a private financial and investing advice company. Over that 71-year period, on average, the stock market experienced a correction every 1.84 years, compared to every 7.78 years for bear markets. The last major selloff occurred in the first quarter of 2020 (17 months ago), when the Index plunged 33.79%, due to the initial shock from the onset of the coronavirus (“COVID-19”) pandemic. While that qualified as a bear market, some investors may be thinking we are due for a correction in the coming months. Remember, these statistics represent averages. A June 2021 survey by the CFA Institute found that 45% of the chartered financial analysts it polled believe we will have a correction within 1-3 years. I offer this forecast to show investors how challenging it is to make such market calls, even for highly credentialled professionals. A 1-3 year projection isn’t exactly actionable information, in my opinion.
The bottom line is that those individuals who have remained invested in the stock and bond markets throughout the COVID-19 pandemic have likely prospered beyond what they might have imagined. Suffice it to say that the markets have exceeded expectations over the past 12 months. I think your average investor would have been content with just being in positive territory. Looking ahead, I see more tailwinds for the markets than headwinds, particularly with respect to the stock market. There is plenty of liquidity in the economy thanks to the accommodative monetary policy of the Federal Reserve (the “Fed”) and fiscal stimulus from Congress. We have the potential for another $4 to $5 trillion in fiscal stimulus from President Joe Biden’s bipartisan infrastructure bill and the Democrat-driven budget package, including funds earmarked for climate change projects (green energy), health care, education, and more. Perhaps the biggest headwind moving forward is rising inflation. We should know in the next few months if it is transitory, as Fed Chairman Jerome Powell believes, or if it will be with us for a sustained period. Stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust California Municipal High Income ETF (FCAL)
The primary investment objective of First Trust California Municipal High Income ETF (the “Fund”) is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of California or territories or possessions of the U.S. (including but not limited to Puerto Rico, the U.S. Virgin Islands and Guam) and/or the political subdivisions, agencies, authorities and other instrumentalities of such State, territories or possessions. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FCAL.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (6/20/17) to 7/31/21	Inception (6/20/17) to 7/31/21
Fund Performance
NAV	6.37%	5.14%	22.91%
Market Price	6.45%	5.16%	22.97%
Index Performance
Bloomberg Barclays 10 Year California Exempt Index	1.76%	3.83%	16.72%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Sector Allocation	% of Total Investments (including cash)
Special Assessment	15.0%
Insured	14.9
Education	10.3
Government Obligation Bond - Unlimited Tax	7.8
Tobacco	6.5
Hospital	6.2
Certificates of Participation	5.1
Industrial Development Bond	5.0
Continuing Care Retirement Communities	5.0
Dedicated Tax	4.7
Student Housing	3.0
Water & Sewer	2.9
Higher Education	2.8
Local Housing	2.7
Tax Increment	2.2
Airport	1.8
Gas	0.8
Other Health	0.6
Government Obligation Bond - Limited Tax	0.5
Housing	0.5
Pre-refunded/Escrowed-to-maturity	0.2
Toll Road	0.2
Cash	1.3
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	98.5%
Net Other Assets and Liabilities(1)	1.5
Total	100.0%
Credit Rating(2)	% of Total Investments (including cash)
AAA	0.1%
AA	32.0
A	17.5
BBB	15.4
BB	7.3
B	1.2
Not Rated	25.2
Cash	1.3
Total	100.0%

(1)	Includes variation margin on futures.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY)
The First Trust New York Municipal High Income ETF’s (the “Fund”) primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and New York income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and New York State and New York City income taxes (collectively, “Municipal Securities”). Municipal Securities will be issued by or on behalf of the State of New York or territories or possessions of the U.S. (including, but not limited to, Puerto Rico, the U.S. Virgin Islands and Guam), and/or the political subdivisions, agencies, authorities and other instrumentalities of such State, territories or possessions. The Fund lists and principally trades its shares on The NYSE Arca, Inc. under the ticker symbol “FMNY.”
Performance
Cumulative Total Returns
Inception (5/12/21) to 7/31/21
Fund Performance
NAV	1.90%
Market Value	1.90%
Index Performance
Bloomberg Barclays Municipal New York 12-17 Years Index	1.72%
(See Notes to Fund Performance Overview on page 9.)

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY) (Continued)
Sector Allocation	% of Total Investments (including cash)
Government Obligation Bond - Unlimited Tax	14.4%
Higher Education	13.6
Insured	12.0
Dedicated Tax	9.7
Toll Road	8.1
Education	8.0
Mass Transit	7.6
Housing	3.5
Utility	3.4
Water & Sewer	2.7
Tobacco	2.4
Hospital	2.3
Government Obligation Bond - Limited Tax	1.9
Continuing Care Retirement Communities	1.7
Special Assessment	1.3
Airport	1.0
Cash	6.4
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	95.9%
Net Other Assets and Liabilities(1)	4.1
Total	100.0%
Credit Quality(2)	% of Total Investments (including cash)
AAA	3.6%
AA	51.1
A	19.0
BBB	4.0
BB	2.0
Not Rated	13.9
Cash	6.4
Total	100.0%

(1)	Includes variation margin on futures.
(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust New York Municipal High Income ETF (FMNY) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the periods since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust California Municipal High Income ETF (“FCAL”) and the First Trust New York Municipal High Income ETF (“FMNY”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan N. Wilhelm who serve as senior portfolio managers of the Funds. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Funds, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
First Trust California Municipal High Income ETF (FCAL)
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and California income taxes. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated non-investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2021.
Market Recap
For the 12-month period ended July 31, 2021, municipal bonds generated a total return of 3.29% as measured by the Bloomberg Barclays Municipal Bond Index. During the same period, the Bloomberg Barclays 10-Year California Exempt Index (the “Benchmark”) generated a total return of 1.76%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of -3.01% during the same period. The following were major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and exchange-traded fund inflows helped support municipal bond prices. According to Refinitiv Lipper and J.P. Morgan data, year-to-date fund flows through July 28, 2021 totaled approximately $69.5 billion. Over the same period, high yield municipal fund flows totaled approximately $16.4 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 62 of the past 63 weeks.
•	New issue municipal bond supply has been nearly flat year to date. During the first seven months of 2021, new issue supply increased approximately 1.5% to $262.1 billion compared with $258.1 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, over 23% of municipal bond supply has been brought to market as a taxable municipal bond from January 2020 through June 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., the par value of defaults are lower year-to-date compared to the previous two years. The number of municipal bond defaults year-to-date through July 2021 total 36, compared to 50 defaults for the same year-to-date period in 2020 and 35 defaults for the same year-to-date period in 2019. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by the coronavirus (“COVID-19”) with many facilities experiencing lower occupancy and debt service coverage.
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April of 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2021 was 6.37% and 6.45%, respectively, versus the Benchmark’s return of 1.76% during the same period.
At the end of the period, the Fund’s market price of $55.40 represented a premium of 0.05% to its NAV of $55.37. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 30, 2021 of $0.09 represents a tax-exempt annualized distribution rate of 1.95% based on the Fund’s closing market price of $55.40 on July 30, 2021. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
As of July 31, 2021, the Fund’s weighted-average credit quality (approximately BBB/Baa) is lower than the Bloomberg Barclays 10-Year California Exempt Index, which has a stated average credit rating of AA2/AA3. The Fund’s investments in “BBB” rated and non-rated municipal securities were the strongest contributors to the Fund’s performance for the period, as well as its under weight to the Benchmark for “AA” rated bonds. There were no rating categories that detracted from the Fund’s performance over the trailing 12-months ended July 31, 2021. Sectors within the municipal market that positively contributed to the Fund’s performance over the 12-month period ended July 31, 2021 included education, special tax, industrial development bonds, and health care. Transportation was the one sector that detracted from the Fund’s performance over the same period. The Fund’s modified duration on July 31, 2021 was 5.16 years versus 5.27 years for the Benchmark. The Fund’s effective duration on July 31, 2021 was 5.90 years. The Fund’s allocation to municipal securities with maturities of over 8 years was the strongest contributors to the Fund’s performance during the same period. There were no maturity categories that were detractors to the Fund’s performance over the period covered by this report. The Fund’s use of Treasury futures was a positive contributor to the Fund’s performance for the 12-month period ended July 31, 2021.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable year-to-date. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust growth in the U.S. gross domestic product (“GDP”) has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sectors outlook changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much if any additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, we believe municipal bonds are now in general more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion dollar spending programs by Congress, changes in commentary coming from the Federal Reserve (the “Fed”) regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any setback in the U.S. economic recovery, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end 2021. We expect the U.S. Treasury curve to steepen during the second half of 2021, with the 10-year and 30-year portions of the Treasury curve underperforming the 1-5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the second half of 2021. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits by the end of the third quarter of 2021. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
Finally, we will be watching the President Biden’s infrastructure proposals carefully, as they could prove to be materially positive factors for the municipal bond market including: (1) direct Federal aid to rebuilding our nation’s roads, bridges, airports, and mass transit systems, (2) restart of the Build American Bond subsidy program which could reduce tax-exempt supply; and (3) higher tax rates to pay for such proposals could make municipal bonds tax-exempt interest more attractive for high income families as well as banks and insurance companies.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide both high income and attractive total return potential over time.
First Trust New York Municipal High Income ETF (“FMNY”)
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to seek to provide current income that is exempt from regular federal income taxes and New York income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and New York State and New York City income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated non-investment grade. This commentary discusses the 3-month market performance and the Fund’s performance from the Fund’s inception on May 12, 2021 through July 31, 2021.
Market Recap
For the period from the Fund’s inception on May 12, 2021 through July 31, 2021, the Bloomberg Barclays Municipal New York 12-17 Years Index (the “Benchmark”) produced a total return of 1.72%. For the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 1.39%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of 2.67% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and exchange-traded fund inflows helped support municipal bond prices. According to Refinitiv Lipper and J.P. Morgan data, year-to-date fund flows through July 28, 2021 totaled approximately $69.5 billion. Over this same time-period, high yield municipal fund flows totaled approximately $16.4 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 62 of the past 63 weeks.
•	New issue municipal bond supply has been nearly flat year to date. During the first seven months of 2021, new issue supply increased approximately 1.5% to $262.1 billion compared with $258.1 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, over 23% of municipal bond supply has been brought to market as a taxable municipal bond from January 2020 through June 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., the par value of defaults are lower year-to-date compared to the previous two years. The number of municipal bond defaults year-to-date through July 2021 total 36, compared to 50 defaults for the same year-to-date period in 2020 and 35 defaults for the same year-to-date period in 2019. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by COVID-19 with many facilities experiencing lower occupancy and debt service coverage.
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April of 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.
Performance Analysis
For the period from the Fund’s inception on May 12, 2021 through July 31, 2021, the Fund’s total return based on NAV and market price was 1.90% versus the Benchmark’s total return of 1.72%.
At the end of the period, the Fund’s market price of $30.51 represented no premium to its NAV of $30.51. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 30, 2021 of $0.03 represents a tax-exempt annualized distribution rate of 1.18% based on the Fund’s closing market price of $30.51 on July 30, 2021. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
From the Fund’s inception on May 12, 2021 to July 31, 2021, the Fund’s overweight to high yield municipal bonds was a positive contributor to performance, in particular non-rated high yield bonds performed well. The other rating categories that positively contributed to performance were “A” and “BBB” rated bonds. The Fund’s underweight relative to the Benchmark to “AAA” and “AA” rated securities were sources of underperformance compared to the Benchmark for the period ended July 31, 2021. Regarding sector exposure, the largest sources of outperformance were the Fund’s allocation to special tax, utilities, and health care. The largest source of underperformance relative to the Benchmark was the Fund’s allocation to local tax general obligation bonds. Regarding yield curve positioning, bonds with a stated maturity of 18+ years was the largest source of Fund outperformance from the Fund’s inception through July 31, 2021, while the largest source of underperformance was the Fund’s underweight to bonds with maturities of 0-2 years. The Fund’s use of Treasury futures detracted from the Fund’s performance from the period from May 12, 2021 (the Fund’s inception) through July 31, 2021.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable year-to-date. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust growth in the U.S. GDP has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sector outlooks changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much if any additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, we believe municipal bonds are now in general more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion dollar spending programs by Congress, changes in commentary coming from the Fed regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any setback in the U.S. economic recovery, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end 2021. We expect the U.S. Treasury curve to steepen during the second half of 2021, with the 10-year and 30-year portions of the Treasury curve underperforming the 1-5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the second half of 2021. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits by the end of the third quarter of 2021. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
Finally, we will be watching President Biden’s infrastructure proposals carefully, as they could prove to be materially positive factors for the municipal bond market including: (1) direct Federal aid to rebuilding our nation’s roads, bridges, airports, and mass transit systems, (2) restart of the Build American Bond subsidy program which could reduce tax-exempt supply; and (3) higher tax rates to pay for such proposals could make municipal bonds tax-exempt interest more attractive for high income families as well as banks and insurance companies.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide both high income and attractive total return potential over time.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2021 (Unaudited)
As a shareholder of First Trust California Municipal High Income ETF or First Trust New York Municipal High Income ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended July 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust California Municipal High Income ETF (FCAL)
Actual	$1,000.00	$1,025.80	0.50%	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

	Beginning Account Value May 12, 2021 (c)	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Number of Days In the Period (a)	Expenses Paid During the Period May 12, 2021 (c) to July 31, 2021 (d)
First Trust New York Municipal High Income ETF (FMNY)
Actual	$1,000.00	$1,019.00	0.50%	$1.11
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2021 through July 31, 2021), multiplied by 181/365 (to reflect the six-month period).
(c)	Inception date.
(d)	Actual expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (May 12, 2021 through July 31, 2021), multiplied by 80/365. Hypothetical expenses are assumed for the most recent six-month period.

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.5%
	American Samoa – 0.6%
$500,000	American Samoa AS Econ Dev Auth Gen Rev, Ser A (a)	5.00%	09/01/38	$629,372
	California – 90.2%
350,000	Alameda CA Corridor Transprtn Auth Ref 2nd Subord Lien, Ser B, AGM	4.00%	10/01/37	398,659
150,000	Alameda CA Corridor Transprtn Auth Ref Subord Lien, Ser A	5.00%	10/01/25	178,054
215,000	Antelope Vly E Kern CA Wtr Agy Wtr Rev Ref	5.00%	06/01/35	258,142
525,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1 Impt	4.00%	09/01/34	605,586
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/33	114,218
175,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/34	199,320
330,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/36	375,071
620,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area 8F	4.00%	09/01/40	700,940
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref, Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/35	247,639
665,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/32	886,170
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	5.00%	06/01/33	265,358
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/35	247,025
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/39	244,003
437,536	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	542,419
360,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp, Ser A	4.00%	10/15/27	426,420
360,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp, Ser A	4.00%	10/15/28	433,558
290,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/36	349,865
250,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/56	291,332
750,000	CA Pub Fin Auth Sr Living Rev Green Bond Temps 70 Enso Vlg Proj, Ser B-2 (a)	2.38%	11/15/28	763,094
200,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	226,315
255,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Projs, Ser A (a)	5.00%	07/01/30	293,576
505,000	CA Sch Fin Auth Sch Fac Rev Granada Hills Chrt Oblig Grp (a)	5.00%	07/01/34	592,443
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/26	125,759
105,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/27	129,271
400,000	CA Sch Fin Auth Sch Fac Rev Kipp Socal Pub Schs, Ser A (a)	5.00%	07/01/39	499,179
675,000	CA Sch Fin Auth Sch Fac Rev Ref Granada Hills Chrt Oblig Grp, Ser A (a)	4.00%	07/01/48	762,179
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/25	223,201
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	236,841
650,000	CA Sch Fin Auth Sch Fac Rev, Ser A (a)	5.00%	07/01/40	757,450
1,000,000	CA St Ent Dev Auth Lease Rev Riverside Cnty Library Fac Proj	4.00%	11/01/37	1,150,232
100,000	CA St Ent Dev Auth Stdt Hsg Rev M@Clg Proj, Ser A	5.00%	08/01/35	128,958
100,000	CA St Ent Dev Auth Stdt Hsg Rev M@Clg Proj, Ser A	5.00%	08/01/40	127,225
30,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	37,099
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	270,667
1,000,000	CA St Hlth Facs Fing Auth Rev Ref, Commonspirit Hlth, Ser A	4.00%	04/01/36	1,215,452
250,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/30	315,991
500,000	CA St Infra & Econ Dev Bank Natl Chrt Social Bond	4.00%	11/01/39	601,563
500,000	CA St Infra & Econ Dev Bank Rev Sr Bond WFCS Portfolio Projs, Ser A-1 (a)	5.00%	01/01/56	599,134
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj (b)	5.38%	07/01/34	$274,262
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	275,983
900,000	CA St Muni Fin Auth Chrt Sch Rev John Adams Acdmys Lincoln Proj, Ser A (a)	5.00%	10/01/39	1,002,139
200,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (a)	4.00%	07/01/26	216,408
450,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	537,689
250,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	285,980
605,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	662,501
155,000	CA St Muni Fin Auth Rev Ref Biola Univ	5.00%	10/01/37	186,277
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/30	283,480
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/32	281,415
675,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/33	841,443
475,000	CA St Muni Fin Auth Rev Ref Cmnty Med Ctrs, Ser A	5.00%	02/01/36	578,176
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	245,313
400,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/34	489,437
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	307,239
700,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	804,552
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	572,957
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	132,531
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	533,852
700,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	823,332
500,000	CA St Muni Fin Auth Sr Living Rev Ref Mt San Antonio Gardens Proj	5.00%	11/15/49	588,896
500,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/27	617,172
1,000,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/38	1,265,037
350,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj	5.00%	05/15/40	441,371
75,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I, LLC W Vlg Stdt Hsg Proj TCRS, BAM	5.00%	05/15/29	96,557
600,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	669,696
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	274,661
150,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Waste Mgmt Inc Proj, Ser C (Mandatory put 06/03/24)	3.25%	12/01/27	162,608
1,000,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (a)	5.00%	07/01/37	1,053,792
650,000	CA St Pub Wks Brd Lease Rev Dept Crrctns Rehab RJ, Ser E	5.00%	10/01/25	776,618
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	17,561
175,000	CA St Pub Wks Brd Lease Rev Ref, Ser B	5.00%	10/01/26	216,129
165,000	CA St Pub Wks Brd Lease Rev Ref, Ser B	5.00%	05/01/29	217,846
125,000	CA St Pub Wks Brd Lease Rev Ref, Ser F	5.00%	05/01/24	141,601
100,000	CA St Pub Wks Brd Lease Rev Various Corr Facs, Ser A	5.00%	09/01/27	114,168
75,000	CA St Ref	4.00%	09/01/32	87,631
75,000	CA St Ref	4.00%	08/01/34	87,095
155,000	CA St Ref	4.00%	09/01/35	180,201
75,000	CA St Ref Various Purp	4.00%	09/01/33	87,452
275,000	CA St Ref Various Purp	4.00%	09/01/35	319,711
100,000	CA St Ref Various Purp	5.00%	10/01/35	119,730

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$565,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/30	$654,755
335,000	CA St Sch Fin Auth Chrt Sch Rev Arts in Action Chrt Schs, Ser A (a)	5.00%	06/01/40	378,013
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	4.00%	07/01/30	680,541
600,000	CA St Sch Fin Auth Chrt Sch Rev Fenton Chrt Schs, Ser A (a)	5.00%	07/01/40	702,056
300,000	CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G (b)	5.00%	06/01/37	345,878
100,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/25	116,450
210,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/31	251,886
500,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/41	583,292
200,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/30	240,698
280,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/35	333,915
600,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	695,277
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	359,500
150,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	152,802
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	304,464
245,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	295,657
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	59,896
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	209,157
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	56,532
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr, CA MTG INS	5.00%	08/15/33	59,510
125,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Camarillo Corridor Proj, AGM	5.00%	09/01/25	142,454
240,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/28	289,894
305,000	Camarillo CA Cmnty Dev Commn Successor Agy Tax Allocation Ref Sub Lien, Ser B, BAM	5.00%	09/01/30	367,165
400,000	Casitas Muni Wtr Dist CA Spl Tax Cmnty Facs Dist No 2013-1, BAM	4.00%	09/01/34	476,485
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	561,385
425,000	Chino Vly CA Unif Sch Dist, Ser B	5.00%	08/01/36	568,077
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	5.00%	06/01/31	305,817
250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	4.00%	06/01/35	288,892
200,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, COPS, BAM	4.00%	06/01/36	230,757
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	254,741
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Soc Bds, Ser A-2 (a)	4.00%	07/01/56	1,087,313
1,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (a)	4.00%	07/01/56	1,096,819
175,000	Dana Point CA Cmnty Facs Distspl Tax Ref, Ser A, BAM	4.00%	09/01/33	217,550
180,000	Dana Point CA Cmnty Facs Distspl Tax Ref, Ser A, BAM	4.00%	09/01/34	222,880
200,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/33	235,919
300,000	Del Mar CA Union Sch Dist Spl Tax Ref	4.00%	09/01/34	352,124
270,000	Diablo CA Wtr Dist Wtr Rev Ref, COPS, BAM	4.00%	01/01/32	315,823
150,000	Dinuba CA Jt Unif Sch Dist, COPS, AGM	4.00%	02/01/35	169,381
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$755,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	$861,178
300,000	Estrn CA Muni Wtr Dist Wtr & Wstwtr Rev Sub Ref, Ser A	5.00%	07/01/31	363,657
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No. 19 Mangini	5.00%	09/01/32	422,138
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	190,297
525,000	Fontana CA Spl Tax Spl Tax, Summit at Rosena Phase One	4.00%	09/01/41	609,085
240,000	Fontana CA Spl Tax Spl Tax, The Meadows	4.00%	09/01/32	278,464
165,000	Fontana CA Unif Sch Dist Prerefunded, AGM	(d)	02/01/33	135,306
310,000	Fountain Vly CA Pub Fing Auth Lease Rev Ref, Ser A	4.00%	11/01/29	356,215
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	169,987
1,000,000	Fresno CA Uni Sch Dist, Ser A08/01/45	4.00%	08/01/45	1,181,315
500,000	Gilroy CA Unif Sch Dist	4.00%	08/01/42	585,374
230,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Asset Bkd, Ref, Ser A	3.25%	06/01/32	251,520
100,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Enhanced Asset Bkd, Ser A	5.00%	06/01/29	108,932
340,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/26	411,998
750,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/34	933,503
145,000	Golden W CA Schs Fing Auth Ref Beverly Hills Unif Sch Dist, NATL	5.25%	08/01/23	160,051
265,000	Imperial CA Pub Fing Auth Rev Ref, AGM	4.00%	10/15/33	316,287
360,000	Imperial CA Pub Fing Auth Rev Ref, AGM	4.00%	10/15/35	425,636
140,000	Inglewood CA Unif Sch Dist, Ser C, BAM	4.00%	08/01/35	160,432
960,000	Irvine CA Impt Bond Act 1915 Ref	4.00%	09/02/35	1,162,916
1,000,000	Irvine CA Impt Bond Act 1915 Ref	4.00%	09/02/46	1,220,648
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	185,847
890,000	Jurupa CA Public Fing Auth Spl Tax Rev Ref, Ser A, AGM	4.00%	09/01/34	1,063,918
290,000	Kaweah CA Delta Hlthcare Dist Rev, Ser B	5.00%	06/01/40	328,282
100,000	Kern Cnty CA Wtr Agy Impt Dist #4 Wtr Rev Ref, Ser A, AGM	5.00%	05/01/29	121,020
485,000	King City CA Union Sch Dist Cap Apprec Election 1998-C, CABS, AMBAC	(d)	08/01/29	432,935
250,000	La Verne CA Ref Brethren Hillcrest Homes, COPS	5.00%	05/15/36	262,047
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/33	28,937
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/34	28,873
200,000	Lammersville CA Jt Unif Sch Dist Spl Tax	4.00%	09/01/40	228,103
1,055,000	Lancaster CA Fing Auth Rev Measure M&R Street Impts Proj	4.00%	06/01/35	1,262,373
100,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	111,414
540,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.50%	11/15/30	732,174
460,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Los Angeles Intl Arpt, Ser D, AMT	5.00%	05/15/32	593,339
700,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	842,491
250,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/32	322,467
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	11,722
215,000	Los Angeles CA Muni Impt Corplease Rev Ref Real Property, Ser B	4.00%	11/01/37	247,722
500,000	Los Angeles CA Unif Sch Dist, Ser C	4.00%	07/01/36	615,841
410,000	Los Osos CA Cmnty Svcs Wstwtr Assmnt Dist #1 Ref Reassmnt	3.13%	09/02/32	450,763
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	119,020
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	291,550
250,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/35	300,787

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$310,000	Marina Coast CA Wtr Dist Enterprise Rev, COPS	4.00%	06/01/36	$370,443
1,190,000	Marysville CA Jt Unif Sch Dist Green Bond, 2021 Energy Efficiency Proj, COPS, BAM	4.00%	06/01/39	1,394,119
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	292,650
500,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/44	589,460
100,000	Modesto CA Spl Tax Ref Cmnty Facs Dist # 2004-1 Vlg 1 #2	5.00%	09/01/27	113,345
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	240,581
1,115,000	Natomas CA Unif Sch Dist, AGM	3.00%	08/01/36	1,189,365
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	311,071
750,000	Oak Vly CA Hosp Dist Hlth Facs Rev Ref, Ser A	4.00%	11/01/36	809,227
405,000	Oakland CA Unif Sch Dist Alameda Cnty Election of 2012, Ser A, AGM	4.00%	08/01/36	471,547
100,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Fac	4.00%	09/01/34	115,998
65,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Fac	4.00%	09/01/35	75,347
275,000	Ontario CA Cmnty Facs Dist 40 Spl Tax Emeral Park Fac	4.00%	09/01/39	317,174
750,000	Oxnard CA Sch Dist Election of 2016, Ser C, AGM	4.00%	08/01/49	871,111
650,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/51	700,499
250,000	Palomar Hlth CA Rev Ref	5.00%	11/01/31	297,983
750,000	Pleasanton CA Unif Sch Dist	3.00%	08/01/36	801,438
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	249,936
220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	261,829
340,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/39	401,797
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Ref #2004-1 Sunridge Park Area	5.00%	09/01/25	235,677
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	577,444
300,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	318,670
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	627,967
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	214,056
1,495,000	Rocklin CA Unif Sch Dist Cmnty Facs Dist Subord, Ser 2019, BAM	4.00%	09/15/37	1,774,239
185,000	Roseville CA Spl Tax	5.00%	09/01/32	220,421
160,000	Roseville CA Spl Tax	5.00%	09/01/33	190,427
170,000	Roseville CA Spl Tax	4.00%	09/01/34	192,193
150,000	Roseville CA Spl Tax	4.00%	09/01/35	169,404
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (a)	5.00%	09/01/32	227,130
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	613,709
385,000	San Bruno CA Park Sch Dist, Ser B	4.00%	08/01/34	458,882
200,000	San Bruno CA Park Sch Dist, Ser B	4.00%	08/01/37	236,981
35,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/25	41,710
510,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	605,879
125,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/32	142,931
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/33	96,996
100,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No.2, Ser A	4.00%	09/01/34	113,897
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	San Francisco CA Bay Area Rapid Transit Dist Sales Tax Rev, Ser A	4.00%	07/01/36	$587,612
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser D, AMT	5.00%	05/01/22	145,082
500,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No 2020-1 Mission Rock Facs & Svcs, Ser A (a)	4.00%	09/01/46	577,314
100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	120,146
175,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL	(d)	01/15/29	156,395
675,000	Santa Clarita CA Cmnty Facs Dist Vista Canyon #2016-1 (a)	4.00%	09/01/35	760,849
175,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/33	206,752
370,000	Simi Vly CA Unif Sch Dist, Ser B	4.00%	08/01/38	433,184
500,000	Simi Vly CA Unif Sch Dist, Ser C	4.00%	08/01/43	588,493
1,400,000	So San Fran CA Pub Facs Fing Auth Lease Rev Police St Proj, Ser A	4.00%	06/01/43	1,678,034
150,000	Soledad CA Unif Sch Dist Premium Ref Bans, CABS	(d)	08/01/21	150,000
305,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/37	346,894
260,000	Tahoe-Truckee CA Unif Sch Dist, COPS, BAM	4.00%	06/01/39	294,902
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	175,217
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	462,516
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	584,071
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Tobacco Securitization Corp Class 1, Ser A	5.00%	06/01/37	1,297,955
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev San Diego Co Asset Securitization Corp Class 1, Ser A	5.00%	06/01/38	1,294,571
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	291,550
470,000	Transbay Jt Powers Auth CA Green Bond Sr Tax Alloc Bonds, Ser A	5.00%	10/01/33	615,929
900,000	Transbay Jt Powers Auth CA Green Bond Sr Tax Alloc Bonds, Ser A	5.00%	10/01/39	1,160,467
500,000	Univ of California CA Revs Ref Ltd Proj, Ser O	5.00%	05/15/48	624,908
100,000	W Contra Costa CA Unif Sch Dist Ref, Ser A	5.00%	08/01/31	117,726
				94,844,326
	Colorado – 0.5%
500,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	545,044
	Florida – 0.9%
500,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Green Bond Brightline Passenger Rail Remk, Ser B, AMT (a)	7.38%	01/01/49	552,480
150,000	Parkland Preserve CDD FL Spl Assmnt Rev, Ser A	4.50%	05/01/24	155,988
250,000	Rhodine Road N CDD FL Spl Assmnt	4.00%	05/01/30	273,276
				981,744
	Georgia – 0.5%
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	540,931
	Guam – 1.3%
100,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/32	115,435
355,000	Guam Govt Busn Privilege Tax Rev, Ser B-1	5.00%	01/01/37	361,939
750,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	929,555
				1,406,929

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois – 0.3%
$35,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	$34,809
135,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	130,085
120,000	IL St, Ser A	4.00%	01/01/25	121,833
				286,727
	Louisiana – 1.0%
750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj, Ser 2008 (Mandatory put 06/01/30) (a)	6.10%	06/01/38	999,834
	Ohio – 0.8%
750,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	882,719
	Puerto Rico – 2.0%
100,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	102,969
1,295,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,437,907
616,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/29	538,790
				2,079,666
	Texas – 0.4%
370,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	444,061
Total Investments – 98.5%	103,641,353
(Cost $96,965,239) (e)
Net Other Assets and Liabilities – 1.5%	1,557,254
Net Assets – 100.0%	$105,198,607
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	11	Sep 2021	$ (1,811,906)	$(78,375)
U.S. Treasury Ultra 10-Year Notes	Short	16	Sep 2021	(2,404,000)	(55,844)
Total Futures Contracts				$(4,215,906)	$(134,219)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2021, securities noted as such amounted to $19,461,429 or 18.5% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2021
(e)	Aggregate cost for federal income tax purposes was $96,730,417. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,776,717 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $0. The net unrealized appreciation was $6,776,717. The unrealized amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CA MTG INS	California Mortgage Insurance
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
NATL	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 103,641,353	$ —	$ 103,641,353	$ —

LIABILITIES TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (134,219)	$ (134,219)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 95.9%
	American Samoa – 2.1%
$250,000	American Samoa AS Econ Dev Auth Gen Rev, Ser A (a)	5.00%	09/01/38	$314,686
	Florida – 1.7%
225,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	5.00%	06/01/35	266,580
	New York – 86.5%
270,000	Albany Cnty NY Ref, Ser C	5.00%	11/01/23	299,643
280,000	Brentwood NY Union Free Sch Dist Ref	4.00%	11/15/23	305,070
465,000	Buffalo NY Muni Wtr Fin Auth, Ser A, AGM	4.00%	07/01/49	531,522
400,000	Build NYC Res Corp NY Rev Acad Leadership Chrt Sch Proj	4.00%	06/15/36	462,609
300,000	Build NYC Res Corp NY Rev NY Preparatory Chrt Sch Proj, Ser A	4.00%	06/15/31	339,625
375,000	Build NYC Res Corp NY Rev Shefa Sch Proj, Ser A (a)	5.00%	06/15/51	453,471
380,000	Glen Cove NY, Ser A, BAM	5.00%	06/01/26	456,451
500,000	Island Trees NY Union Free Sch Dist	3.00%	05/15/31	564,767
355,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/37	469,881
55,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	4.00%	09/01/39	66,865
150,000	Met Transprtn Auth NY Rev Ref, Ser D	3.00%	11/15/32	160,448
315,000	Met Transprtn Auth NY Rev Ref, Ser D	4.00%	11/15/42	363,782
400,000	Monroe Cnty NY Indl Dev Corp Rev Univ of Rochester Proj, Ser A	4.00%	07/01/50	474,427
530,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser A1	1.35%	11/01/26	546,205
350,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref Wtr And Swr Sys Second General Resolution, Ser BB2	4.00%	06/15/42	423,595
135,000	New York City NY Transitional Fin Auth Rev Subord Future Tax Secured, Ser C-1	4.00%	11/01/40	161,006
345,000	New York City NY Transitional Fin Auth Rev Subord, Ser A-3	4.00%	05/01/43	408,924
250,000	Niagara Cnty NY Tobacco Asset Securitization Corp Tobacco As Ref Asset Bkd Bds	5.00%	05/15/22	259,405
300,000	NY NY Fiscal 2020, Ser B-1	5.00%	10/01/32	393,022
250,000	NY NY, Ser A, Subser A-1	4.00%	08/01/38	299,566
325,000	NY St Dorm Auth Revs Non St Supported Debt Grp 2 Memorial Sloan Kettering Cancer Ctr Rev, Ser 1	3.00%	07/01/34	366,551
500,000	NY St Dorm Auth Revs Non St Supported Debt Ref St Johns Univ, Ser A	4.00%	07/01/34	623,340
400,000	NY St Dorm Auth Revs Non St Supported Debt, Ser A, AGM	4.00%	10/01/35	485,943
500,000	NY St Thruway Auth Gen Rev Junior Indebtedness Oblig Subord, Ser B	4.00%	01/01/50	588,185
120,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/33	157,532
250,000	NY St Urban Dev Corp Rev Ref Grp 3, Ser E	4.00%	03/15/46	294,177
350,000	Onondaga Cnty NY Trust Cultural Res Rev Ref Syracuse Univ Proj	5.00%	12/01/40	457,372
250,000	Port Auth of NY & NJ NY Consolidated Bonds Two Hundred Fourteenth Ser, AMT	5.00%	09/01/30	325,025
275,000	Port Auth of NY & NJ NY Ref Consolidated Bonds Two Hundred Twelfth Ser	4.00%	09/01/37	333,103
295,000	Port Chester Rye NY Union Free Sch Dist	5.00%	06/01/27	371,190
500,000	Triborough NY Bridge & Tunnel Auth Revs Remk, Ser D	5.00%	11/15/34	671,415
190,000	Troy NY Capital Res Corp Rev Rensselaer Polytechnic Institute Proj Ref	4.00%	09/01/35	230,488
280,000	Troy NY Capital Res Corp Rev Rensselaer Polytechnic Institute Proj Ref	4.00%	09/01/36	338,802
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$100,000	Tsasc Inc NY Ref, Ser A	5.00%	06/01/32	$121,703
325,000	Wayne Cnty NY Wtr & Swr Auth Wtr & Swr Sys Rev Green Bond, BAM	4.00%	12/15/41	390,574
				13,195,684
	Puerto Rico – 4.3%
153,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(b)	07/01/29	133,823
194,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(b)	07/01/31	156,942
317,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2 Converted	4.33%	07/01/40	361,050
				651,815
	Texas – 1.3%
200,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	4.00%	09/15/31	201,943
Total Investments – 95.9%	14,630,708
(Cost $14,404,254) (c)
Net Other Assets and Liabilities – 4.1%	625,062
Net Assets – 100.0%	$15,255,770
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	2	Sep 2021	$ (329,438)	$(16,906)
U.S. Treasury Ultra 10-Year Notes	Short	1	Sep 2021	(150,250)	(5,203)
Total Futures Contracts				$(479,688)	$(22,109)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2021, securities noted as such amounted to $970,100 or 6.4% of net assets.
(b)	Zero coupon bond.
(c)	Aggregate cost for federal income tax purposes was $14,380,724. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $227,875 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $0. The net unrealized appreciation was $227,875. The unrealized amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds

See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 14,630,708	$ —	$ 14,630,708	$ —

LIABILITIES TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (22,109)	$ (22,109)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2021
	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
ASSETS:
Investments, at value	$ 103,641,353	$ 14,630,708
Cash	1,315,945	969,762
Cash segregated as collateral for open futures contracts	85,470	10,395
Interest receivable	975,973	95,029
Total Assets	106,018,741	15,705,894
LIABILITIES:
Payables:
Investment securities purchased	762,156	442,121
Investment advisory fees	44,343	6,472
Variation margin	12,688	1,531
Other liabilities	947	—
Total Liabilities	820,134	450,124
NET ASSETS	$105,198,607	$15,255,770
NET ASSETS consist of:
Paid-in capital	$ 100,196,289	$ 14,999,560
Par value	19,000	5,000
Accumulated distributable earnings (loss)	4,983,318	251,210
NET ASSETS	$105,198,607	$15,255,770
NET ASSET VALUE, per share	$55.37	$30.51
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,900,002	500,002
Investments, at cost	$96,965,239	$14,404,254

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Period Ended July 31, 2021
	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY) (a)
INVESTMENT INCOME:
Interest	$ 2,512,315	$ 63,554
Total investment income	2,512,315	63,554
EXPENSES:
Investment advisory fees	614,792	21,590
Total expenses	614,792	21,590
Fees waived by the investment advisor	(141,875)	(4,982)
Net expenses	472,917	16,608
NET INVESTMENT INCOME (LOSS)	2,039,398	46,946
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	215,773	30,932
Futures contracts	202,578	(1,013)
Net realized gain (loss)	418,351	29,919
Net increase from payment by the advisor	219	—
Net change in unrealized appreciation (depreciation) on:
Investments	3,493,527	226,454
Futures contracts	(38,281)	(22,109)
Net change in unrealized appreciation (depreciation)	3,455,246	204,345
NET REALIZED AND UNREALIZED GAIN (LOSS)	3,873,816	234,264
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 5,913,214	$ 281,210

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust California Municipal High Income ETF (FCAL)		First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2021	Year Ended 7/31/2020	Period Ended 7/31/2021 (a)
OPERATIONS:
Net investment income (loss)	$ 2,039,398	$ 1,594,302	$ 46,946
Net realized gain (loss)	418,351	(1,928,615)	29,919
Net increase from payment by the advisor	219	—	—
Net change in unrealized appreciation (depreciation)	3,455,246	1,613,667	204,345
Net increase (decrease) in net assets resulting from operations	5,913,214	1,279,354	281,210
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,990,252)	(1,554,337)	(30,000)
Return of capital	—	(72,665)	—
Total distributions to shareholders	(1,990,252)	(1,627,002)	(30,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,698,863	56,172,036	15,004,560
Cost of shares redeemed	(8,129,605)	(2,375,228)	—
Net increase (decrease) in net assets resulting from shareholder transactions	13,569,258	53,796,808	15,004,560
Total increase (decrease) in net assets	17,492,220	53,449,160	15,255,770
NET ASSETS:
Beginning of period	87,706,387	34,257,227	—
End of period	$ 105,198,607	$ 87,706,387	$ 15,255,770
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,650,002	650,002	—
Shares sold	400,000	1,050,000	500,002
Shares redeemed	(150,000)	(50,000)	—
Shares outstanding, end of period	1,900,002	1,650,002	500,002

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust California Municipal High Income ETF (FCAL)
	Year Ended				Period Ended 7/31/2017 (a)
	7/31/2021	7/31/2020	7/31/2019	7/31/2018
Net asset value, beginning of period	$ 53.16	$ 52.70	$ 50.11	$ 50.14	$ 50.00
Income from investment operations:
Net investment income (loss)	1.16	1.17	1.49	1.45	0.10
Net realized and unrealized gain (loss)	2.19 (b)	0.51	2.60	(0.04)	0.14
Total from investment operations	3.35	1.68	4.09	1.41	0.24
Distributions paid to shareholders from:
Net investment income	(1.14)	(1.17)	(1.50)	(1.40)	(0.10)
Net realized gain	—	—	—	(0.04)	—
Return of capital	—	(0.05)	—	—	(0.00) (c)
Total distributions	(1.14)	(1.22)	(1.50)	(1.44)	(0.10)
Net asset value, end of period	$55.37	$53.16	$52.70	$50.11	$50.14
Total return (d)	6.37% (b)	3.23%	8.32%	2.83%	0.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 105,199	$ 87,706	$ 34,257	$ 17,539	$ 10,029
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65% (e)
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50% (e)
Ratio of net investment income (loss) to average net assets	2.16%	2.28%	3.01%	2.97%	1.74% (e)
Portfolio turnover rate (f)	25%	81%	69%	91%	22%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	The Fund received a reimbursement from the advisor in the amount of $219, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Amount is less than $0.01.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(e)	Annualized.
(f)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust New York Municipal High Income ETF (FMNY)
Period Ended 7/31/2021 (a)
Net asset value, beginning of period	$ 30.00
Income from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss)	0.48
Total from investment operations	0.57
Distributions paid to shareholders from:
Net investment income	(0.04)
Net realized gain	(0.02)
Total distributions	(0.06)
Net asset value, end of period	$30.51
Total return (b)	1.90%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 15,256
Ratio of total expenses to average net assets	0.65% (c)
Ratio of net expenses to average net assets	0.50% (c)
Ratio of net investment income (loss) to average net assets	1.41% (c)
Portfolio turnover rate (d)	16%

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the following funds, (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF – (The Nasdaq Stock Market LLC ticker “FCAL”)
First Trust New York Municipal High Income ETF – (NYSE Arca, Inc. ticker “FMNY”)(1)
(1)	Commenced investment operations on May 12, 2021.
FCAL is a diversified series of the Trust. FMNY is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The primary investment objective of each Fund is to seek to provide current income that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York income taxes. The secondary investment objective of each Fund is long-term capital appreciation. Under normal market conditions, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York State and New York City income taxes. There can be no assurance that a Fund will achieve its investment objectives. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the ”1933 Act“)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
FCAL invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2021, FCAL held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$109.70	$252,302	$274,262	0.28%
CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G, 5.00%, 06/01/37	12/05/17	$300,000	115.29	310,378	345,878	0.35
				$562,680	$620,140	0.63%
D. Futures Contracts
The Funds may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Funds must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amounts of $85,470 and $10,395 for FCAL and FMNY, respectively, is shown as “Cash segregated as collateral for open futures contracts” on the Statements of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal period ended July 31, 2021, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$1,983,260	$ 6,992	$ —	$ —
First Trust New York Municipal High Income ETF	22,190	7,810	—	—
The tax character of distributions paid by FCAL during the fiscal year ended July 31, 2020, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$1,554,337	$ —	$ —	$ 72,665
As of July 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$ 6,826	$ (1,800,225)	$ 6,776,717
First Trust New York Municipal High Income ETF	23,335	—	227,875
F. Income Taxes
Each Fund intends to qualify or continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FCAL, taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. For FMNY, the taxable period ended 2021 remains open to federal and state audit. As of

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
July 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust California Municipal High Income ETF	$ 1,800,225
First Trust New York Municipal High Income ETF	—
Certain losses realized during the current fiscal period may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended July 31, 2021, the Funds did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended July 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust California Municipal High Income ETF	$ (2,119)	$ 2,119	$ —
First Trust New York Municipal High Income ETF	—	—	—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreements between the Trust and the Advisor, First Trust manages the investment of the Funds’ assets and is responsible for the Funds’ expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Funds have agreed to pay First Trust an annual unitary management fee equal to 0.65% of their average daily net assets. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into Fee Waiver Agreements for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2021 and May 11, 2023, for FCAL and FMNY, respectively. The waiver agreements may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Funds or by the Advisor only after November 30, 2021 and May 11, 2023, for

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
FCAL and FMNY, respectively. First Trust does not have the right to recover the fees waived. During the fiscal period ended July 31, 2021, the Advisor waived fees of $141,875 and $4,982 for FCAL and FMNY, respectively.
During the fiscal year ended July 31, 2021, FCAL received a payment from the Advisor of $219 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of the Funds’ assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Funds’ securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Funds.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal period ended July 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust California Municipal High Income ETF	$ 38,441,365	$ 22,892,182
First Trust New York Municipal High Income ETF	16,633,823	2,230,742

For the fiscal period ended July 31, 2021, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by each Fund at July 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
FCAL
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 134,219
FMNY
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 22,109
* Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended July 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
	Interest Rate Risk
Statements of Operations Location	FCAL	FMNY
Net realized gain (loss) on futures	$202,578	$(1,013)
Net change in unrealized appreciation (depreciation) on futures	(38,281)	(22,109)
During the fiscal year ended July 31, 2021, for FCAL, the notional value of futures contracts opened and closed were $50,077,492 and $51,360,430, respectively.
During the fiscal period ended July 31, 2021, for FMNY, the notional value of futures contracts opened and closed were $614,517 and $156,938, respectively.
The Funds do not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2021 for FCAL and May 11, 2023 for FMNY.
8. Borrowings
The Trust, on behalf of FCAL, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $330 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 3, 2021, the commitment amount was $410 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2021.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Other Matters
By operation of law, FCAL now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
11. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 13, 2021, the Board of Trustees approved the continuation of the fee waiver for FCAL of 0.15% of average daily net assets through November 30, 2022.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust California Municipal High Income ETF and First Trust New York Municipal High Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
First Trust California Municipal High Income ETF (FCAL)	For the year ended July 31, 2021	For the years ended July 31, 2021 and 2020	For the years ended July 31, 2021, 2020, 2019, 2018, and for the period from June 20, 2017 (commencement of operations) through July 31, 2017.
First Trust New York Municipal High Income ETF (FMNY)	For the period from May 12, 2021 (commencement of operations) through July 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable period ended July 31, 2021, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal period ended July 31, 2021:
	Tax-Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust California Municipal High Income ETF	99.65%	8.45%
First Trust New York Municipal High Income ETF	100.00%	5.84%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreements

First Trust California Municipal High Income ETF (FCAL)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust California Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2021. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
actively-managed ETFs, including that there were no other actively-managed ETFs in the Expense Group, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2020 and outperformed the Performance Universe median and the benchmark index for the three-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
First Trust New York Municipal High Income ETF (FMNY)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust New York Municipal High Income ETF (the “Fund”), for an initial two-year term at a meeting held on January 14, 2021. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other exchange-traded funds (“ETFs”) managed by the Advisor; the estimated expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; the nature of expenses to be

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other funds in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund will be an actively-managed ETF and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor’s Municipal Securities Team will be responsible for the day-to-day management of the Fund’s investments and considered the background and experience of the members of the Municipal Securities Team. The Board considered that the Advisor applies the same oversight model internally with the Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. At the meeting, the Trustees received a presentation from a representative of the Municipal Securities Team and were able to ask questions about the team and the proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.65% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor would contractually agree to waive fees in the amount of 0.15% of the Fund’s average daily net assets for at least a two-year period beginning upon the effectiveness of the Fund’s registration statement and also to reduce fees to the extent of acquired fund fees and expenses of funds managed by the Advisor that are held by the Fund. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs. Because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund (after fee waivers) was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with representatives of the Advisor how the Expense Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other ETFs managed by the Advisor, the Board considered the Advisor’s statement that the Fund’s unitary fee is consistent with fees charged to other state-specific and national intermediate municipal bond ETFs in the First Trust Fund Complex and noted that the Advisor manages two other state-specific and national intermediate municipal bond ETFs that pay unitary fees equal to an annual rate of 0.65% of their respective average daily net assets and for which the Advisor has contractually agreed to waive fees in the amount of 0.15% of their respective average daily net assets for at least a one-year period from the respective dates of the funds’ currently effective registration statements. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass on to shareholders the benefits of any economies of scale as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement. The Board considered the Advisor’s estimate of the asset level for the Fund at which the Advisor expects the Agreement to be profitable to the Advisor and the Advisor’s estimate of the profitability of the Agreement if the Fund’s assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s estimated profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board noted that the Advisor will not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	211	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	211	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	211	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	211	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	211	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
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In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
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March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Municipal High Income ETF (FMHI)

Annual Report
For the Ended
July 31, 2021

First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Municipal High Income ETF (FMHI)
Annual Letter from the Chairman and CEO
July 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Municipal High Income ETF (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2021.
I often mention at the end of my shareholder letters that investors should stay the course. I do so because First Trust believes in the buy and hold investment philosophy, and the math supports our view. The S&P 500® Index (the “Index”) has never failed to fully recover the losses sustained in any correction or bear market. As of July 31, 2021, the Index stood just 0.61% below its all-time closing high set on July 26, 2021. Whether you believe that history repeats itself or simply rhymes, it provides us with valuable insight either way. When it comes to setting realistic expectations about equity returns over time, we know that the Index delivered an average annual total return of 10.28% from 1926-2020 (95 years), according to data from Morningstar/Ibbotson Associates. That is our long-term performance benchmark for stocks in the U.S. Why is that relevant in today’s climate? It is important to note that this very Index has posted a total return of 17.99% year-to-date and 36.45% for the 12-month period ended July 31, 2021, according to Bloomberg. Using industry jargon, these are sometimes referred to as “outsized” returns, or well-above the norm.
As previously noted, the stock market experiences selloffs of various degrees on an ongoing basis. The more severe declines are referred to as corrections and bear markets. Corrections are defined as a 10.00% to 19.99% decline in the price of an index or security from its most recent closing high. Bear markets entail price declines of 20% or more. Since 1950, the Index has endured 38 selloffs totaling 10% or more, with nine of them being bear markets, according to The Motley Fool, a private financial and investing advice company. Over that 71-year period, on average, the stock market experienced a correction every 1.84 years, compared to every 7.78 years for bear markets. The last major selloff occurred in the first quarter of 2020 (17 months ago), when the Index plunged 33.79%, due to the initial shock from the onset of the coronavirus (“COVID-19”) pandemic. While that qualified as a bear market, some investors may be thinking we are due for a correction in the coming months. Remember, these statistics represent averages. A June 2021 survey by the CFA Institute found that 45% of the chartered financial analysts it polled believe we will have a correction within 1-3 years. I offer this forecast to show investors how challenging it is to make such market calls, even for highly credentialled professionals. A 1-3 year projection isn’t exactly actionable information, in my opinion.
The bottom line is that those individuals who have remained invested in the stock and bond markets throughout the COVID-19 pandemic have likely prospered beyond what they might have imagined. Suffice it to say that the markets have exceeded expectations over the past 12 months. I think your average investor would have been content with just being in positive territory. Looking ahead, I see more tailwinds for the markets than headwinds, particularly with respect to the stock market. There is plenty of liquidity in the economy thanks to the accommodative monetary policy of the Federal Reserve (the “Fed”) and fiscal stimulus from Congress. We have the potential for another $4 to $5 trillion in fiscal stimulus from President Joe Biden’s bipartisan infrastructure bill and the Democrat-driven budget package, including funds earmarked for climate change projects (green energy), health care, education, and more. Perhaps the biggest headwind moving forward is rising inflation. We should know in the next few months if it is transitory, as Fed Chairman Jerome Powell believes, or if it will be with us for a sustained period. Stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Municipal High Income ETF (FMHI)
The primary investment objective of the First Trust Municipal High Income ETF (the “Fund”) is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). Under normal market conditions, the Fund invests at least 50% of its net assets in Municipal Securities that are, at the time of investment, rated below investment grade by at least one nationally recognized statistical rating organization rating such securities (or Municipal Securities that are unrated and determined by the Fund’s advisor to be of comparable quality), commonly referred to as “high yield” or “junk” bonds. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FMHI.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (11/1/17) to 7/31/21	Inception (11/1/17) to 7/31/21
Fund Performance
NAV	12.57%	6.82%	28.02%
Market Price	12.72%	6.83%	28.07%
Index Performance
Bloomberg Barclays Municipal Bond Index	3.29%	4.37%	17.39%
Blended Benchmark(1)	7.43%	5.49%	22.15%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices that make up the Blended Benchmark do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond High Yield Index; and 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond Index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)
Sector Allocation	% of Total Investments (including cash)
Education	10.9%
Government Obligation Bond - Limited Tax	10.7
Special Assessment	10.2
Industrial Development Bond	8.6
Continuing Care Retirement Communities	8.4
Dedicated Tax	6.1
Hospital	5.9
Government Obligation Bond - Unlimited Tax	5.2
Higher Education	5.0
Tobacco	4.4
Insured	2.8
Tax Increment	2.7
Airport	2.5
Local Housing	2.1
Certificates of Participation	2.1
Student Housing	1.6
Gas	1.5
Utility	1.0
Skilled Nursing	0.9
Mass Transit	0.6
Housing	0.4
Toll Road	0.3
Water & Sewer	0.2
Hotel	0.2
Other Health	0.2
Port	0.0*
Pre-refunded/Escrowed-to-maturity	0.0*
Cash	5.5
Total	100.0%

*	Amount is less than 0.1%.

Credit Rating(2)	% of Total Investments (including cash)
AAA	1.6%
AA	7.2
A	8.9
BBB	13.2
BB	13.1
B	2.8
CCC	0.8
Not Rated	46.5
SP-2/MIG1	0.4
Cash	5.5
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	98.2%
Net Other Assets and Liabilities**	1.8
Total	100.0%

**	Includes variation margin on futures contracts.

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
The Fund is an actively managed exchange-traded fund. The Fund’s primary investment objective is to provide federally tax-exempt income. The Fund’s secondary investment objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). In addition, under normal market conditions, the Fund invests as least 50% of its net assets in Municipal Securities that are rated non-investment grade at the time of purchase and no more than 50% of its net assets in Municipal Securities that at the time of purchase are rated investment grade. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2021.
Market Recap
For the 12-month period ended July 31, 2021, the Fund’s Blended Benchmark generated a total return of 7.43%. The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years), which generated a total return of 11.71% for the period; and, 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which produced a return of 3.27%. For the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 3.29%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a return of -3.01% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and exchange-traded fund inflows helped support municipal bond prices. According to Refinitiv Lipper and J.P. Morgan data, year-to-date fund flows through July 28, 2021 totaled approximately $69.5 billion. Over the same period, high yield municipal fund flows totaled approximately $16.4 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 62 of the past 63 weeks.
•	New issue municipal bond supply has been nearly flat year to date. During the first seven months of 2021, new issue supply increased approximately 1.5% to $262.1 billion compared with $258.1 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, over 23% of municipal bond supply has been brought to market as a taxable municipal bond from January 2020 through June 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., the par value of defaults are lower year-to-date compared to the previous two years. The number of municipal bond defaults year-to-date through July 2021 total 36, compared to 50 defaults for the same year-to-date period in 2020 and 35 defaults for the same year-to-date period in 2019. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by the coronavirus (“COVID-19”) pandemic with many facilities experiencing lower occupancy and debt service coverage.
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2021 (Unaudited)
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April of 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2021 was 12.57% and 12.72%, respectively, versus the Blended Benchmark’s return of 7.43%; the Bloomberg Barclays Municipal Bond Index total return was 3.29%.
At the end of the period, the Fund’s market price of $56.73 represented a premium of 0.07% to its NAV of $56.69. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 30, 2021 of $0.13 represents a tax-exempt annualized distribution rate of 2.75% based on the Fund’s closing market price of $56.73 on July 30, 2021. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the trailing 12-months ended July 31, 2021, regarding credit rating allocations, the Fund’s overweight relative to the Blended Benchmark to non-rated high yield municipal securities was the largest source of outperformance. The Fund’s underweight allocation relative to the Blended Benchmark to “AA” rated municipal securities was another significant positive contributor to the Fund’s performance for the 12-month period ended July 31, 2021. Other factors that led to the Fund’s outperformance relative to the Blended Benchmark were the Fund’s slight overweight to “BB” rated bonds. When looking at sectors that outperformed relative to the Blended Benchmark over the same period, the special tax, education, health care, industrial development bonds and local tax GO sectors were all positive contributors to the Fund’s performance. No single sector was a significant negative contributor to the Fund’s performance.
Regarding yield curve positioning, for the 12-month period ended July 31, 2021, the Fund’s significant overweight to bonds with stated maturities of 18+ years compared to the Blended Benchmark was a positive contributor to the Fund’s performance. The Fund’s exposure to bonds with stated maturities of 10-12 years was also a positive contributor to the Fund’s performance. The Fund’s holdings in the 0-2-year maturity range and 8-10-year maturity range were overall negative contributors to Fund performance. In general, over the past year, the Fund’s exposure to bonds with effective durations of 7-10 years and 5-7 years were significant positive contributors to the Fund’s performance. The Fund’s use of Treasury futures was a positive contributor to Fund performance during the 12-month period ended July 31, 2021.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable for the 12-month period ended July 31, 2021. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust growth in the U.S. gross domestic product (“GDP”) has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sectors outlook changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much if any additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, we believe municipal bonds are now in general more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion dollar spending programs by Congress, changes in commentary coming from the Federal Reserve (the “Fed”) regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any setback in the U.S. economic recovery, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end of 2021. We expect the U.S. Treasury curve to steepen during the second half of 2021, with the 10-year and 30-year portions of the Treasury curve underperforming the 1-5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the second half of 2021. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits by the end of the third quarter of 2021. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
Finally, we will be watching President Biden’s infrastructure proposals carefully, as they could prove to be materially positive factors for the municipal bond market including: (1) direct Federal aid to rebuilding our nation’s roads, bridges, airports, and mass transit

Portfolio Commentary (Continued)
First Trust Municipal High Income ETF (FMHI)
Annual Report
July 31, 2021 (Unaudited)
systems, (2) restart of the Build American Bond subsidy program which could reduce tax-exempt supply; and (3) higher tax rates to pay for such proposals could make municipal bonds tax-exempt interest more attractive for high income families as well as banks and insurance companies.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide both high income and attractive total return potential over time.

First Trust Municipal High Income ETF (FMHI)
Understanding Your Fund Expenses
July 31, 2021 (Unaudited)
As a shareholder of the First Trust Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Municipal High Income ETF (FMHI)
Actual	$1,000.00	$1,054.90	0.55%	$2.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2021 through July 31, 2021), multiplied by 181/365 (to reflect the six-month period).

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.2%
	American Samoa – 0.3%
$750,000	American Samoa AS Econ Dev Auth Gen Rev, Ser A (a)	5.00%	09/01/38	$944,058
	Arizona – 2.7%
780,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/39	930,898
750,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A (a)	5.00%	07/15/39	869,685
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (a)	5.00%	12/15/39	467,224
1,255,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	4.00%	07/01/27	1,390,982
500,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of Lv Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/41	557,894
500,000	AZ St Indl Dev Auth Edu Rev, Ser A (a)	5.00%	07/15/40	578,579
710,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Social Bonds Equitable Sch Revolving Fund, Ser A	4.00%	11/01/40	843,816
500,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Royal Oaks Inspirata Pointe Proj, Ser A	5.00%	05/15/41	578,720
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	4.00%	07/01/29	1,136,921
100,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	123,096
105,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Acdmy Proj (a)	4.00%	06/15/22	106,994
				7,584,809
	Arkansas – 0.5%
1,250,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/52	1,346,370
	California – 8.1%
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/46	293,964
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Green Bond, Ser A (a)	5.00%	11/15/51	292,948
750,000	CA Pub Fin Auth Sr Living Rev Green Bond Temps 70 Enso Vlg Proj, Ser B-2 (a)	2.38%	11/15/28	763,094
1,825,000	CA St Infra & Econ Dev Bank Lease Rev Green Bond	5.00%	08/01/44	2,319,143
450,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	514,764
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	251,446
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	274,661
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	551,821
750,000	CA St Poll Control Fin Auth Wtr Furnishing Rev, AMT (a)	5.00%	07/01/37	790,344
125,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/28	144,705
135,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No 1	4.00%	09/01/29	157,849
1,400,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/41	1,592,462
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	659,084
2,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Social Bonds, Ser A-2 (a)	4.00%	07/01/56	2,193,639
465,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/46	519,784
1,375,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	4.00%	05/15/44	1,603,840
1,000,000	Marysville CA Jt Unif Sch Dist Green Bond, 2021 Energy Efficiency Proj, COPS, BAM	4.00%	06/01/39	1,171,528
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	360,871
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$450,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/41	$491,792
235,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/29	271,932
285,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	4.00%	09/01/34	324,514
400,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	4.00%	09/01/41	454,885
1,000,000	Sacramento CA Spl Tax	4.00%	09/01/41	1,146,591
2,010,000	San Francisco CA City & Cnty, Ser B-1	4.00%	06/15/39	2,440,588
1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/41	1,141,167
1,000,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/51	1,131,652
850,000	San Luis Obispo Ca Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/39	989,089
				22,848,157
	Colorado – 14.7%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	1,206,841
1,075,000	Aspen Street Met Dist CO, Ser A	5.13%	12/01/50	1,124,795
1,000,000	Baseline Met Dist #1 CO Spl Rev, Ser A	5.00%	12/01/51	1,076,051
1,000,000	Bennett Ranch Met Dist #1 CO, Ser A	5.00%	12/01/51	1,091,221
525,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/35	592,880
1,030,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/40	1,153,394
735,000	Broadway Station Met Dist No 2 CO, Ser A	5.00%	12/01/35	810,321
1,440,000	Broomfield Vlg CO Met Dist #2 Ref, Ser A-1 (a)	5.00%	12/01/49	1,597,935
3,500,000	Canyon Pines Met Dist CO Spl Impt Dist #1 Spl Assmnt Rev Spl Impt Dist No 1, Ser A-2	3.75%	12/01/40	3,429,051
1,000,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	1,013,408
515,000	Chambers Highpoint Met Dist #2 CO	5.00%	12/01/41	554,919
835,000	Chambers Highpoint Met Dist #2 CO	5.00%	12/01/51	886,501
150,000	CO Eductnl & Cultural Auth Rev Ref W Ridge Acdmy Chrt Sch Proj, Ser A	5.00%	06/01/27	167,587
1,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/45	1,095,098
850,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/38	1,004,410
625,000	CO St Hlth Facs Auth Hosp Rev Sr Living Ralston Creek Arvada Proj, Ser A	5.25%	11/01/32	598,327
500,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	544,229
1,015,000	E-86 Met Dist CO, Ser A	5.13%	12/01/51	1,061,337
1,700,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/41	1,872,066
1,510,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/51	1,650,101
650,000	Highlands Met Dist #1 CO	4.00%	12/01/31	685,853
540,000	Highlands Met Dist #1 CO	5.00%	12/01/41	587,673
1,675,000	Horizon Met Dist #2 CO (a)	4.50%	12/01/51	1,723,558
900,000	Hunters Overlook Metro Dist #5 CO Sr Bonds, Ser A	5.00%	12/01/39	985,836
500,000	Independence Met Dist #3 CO, Ser A	6.25%	12/01/49	542,993
575,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.13%	12/01/40	615,033
875,000	Lanterns Met Dist #1 CO, Ser A	5.00%	12/01/39	955,715
1,000,000	Painted Prairie Pub Impt Auth CO	4.00%	12/01/29	1,090,086
500,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	582,299
500,000	Peak Met Dist #1 CO, Ser A (a)	4.00%	12/01/35	541,526
500,000	Peak Met Dist #1 CO, Ser A (a)	5.00%	12/01/41	558,536

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Colorado (Continued)
$890,000	Prairie Ctr Met Dist #7 CO	4.13%	12/15/36	$970,627
1,500,000	Pueblo CO Urban Renewal Auth Tax Incr Rev Auth Evraz Proj Tax Incr Rev, Ser A, CIBS (a)	4.75%	12/01/45	1,735,749
500,000	Regl CO Transprtn Dist Priv Activity Rev Ref Denver Transit Partners Eagle P3 Proj, Ser A	5.00%	07/15/27	621,403
325,000	Regl CO Transprtn Dist Priv Activity Rev Ref Denver Transit Partners Eagle P3 Proj, Ser A	5.00%	07/15/28	413,622
300,000	Regl CO Transprtn Dist Priv Activity Rev Ref Denver Transit Partners Eagle P3 Proj, Ser A	5.00%	07/15/29	389,870
560,000	Stc Met Dist #2 CO Ref, Ser A	3.00%	12/01/25	591,338
1,000,000	Stc Met Dist #2 CO Ref, Ser A	5.00%	12/01/38	1,101,490
1,000,000	Sterling Ranch Met Dist #1 CO	5.00%	12/01/40	1,115,114
500,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A	5.00%	12/01/39	544,420
1,200,000	Transport Met Dist #3 CO MDD, Ser 2021-A-1	5.00%	12/01/41	1,362,238
650,000	Westerly Met Dist #4 CO Sr, Ser A	5.00%	12/01/40	725,588
740,000	Willow Bend Met Dist CO Sr, Ser A	5.00%	12/01/39	806,665
				41,777,704
	Connecticut – 1.6%
250,000	Bridgeport CT, Ser A, BAM	5.00%	02/01/31	319,725
540,000	CT St Hlth & Eductnl Facs Auth Rev Mclean Issue, Ser A (a)	5.00%	01/01/55	605,478
250,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	294,715
250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	288,299
1,500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (a)	5.00%	04/01/39	1,747,548
1,000,000	Univ of CT CT, Ser A	5.00%	11/01/35	1,266,995
				4,522,760
	Delaware – 0.2%
529,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	587,655
	District of Columbia – 0.6%
1,500,000	DC Rev Rocketship DC Oblig Grp, Ser A (a)	5.00%	06/01/51	1,782,606
	Florida – 10.2%
935,000	Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp & Clinics Inc, Ser A	4.00%	12/01/49	1,098,574
1,125,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	4.00%	05/01/52	1,193,978
200,000	Capital Region FL CDD Rev Ref Capital Impt, Ser A-1	4.13%	05/01/23	204,548
445,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/41	491,741
525,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/51	571,592
200,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	4.00%	08/01/30	227,338
300,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	5.00%	08/01/40	363,584
1,500,000	Capital Trust Agy FL Rev Sr Edu Growth Fund LLC Chrt Sch Port Proj, Ser A-1 (a)	5.00%	07/01/56	1,791,001
650,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	720,764
1,000,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	4.00%	05/01/51	1,054,471
580,000	Epperson Ranch CDD FL Capital Impt Rev, Ser A-1	5.00%	11/01/28	628,614
2,000,000	FL Dev Fin Corp Surface Tranprtn Fac Rev Green Bond Brightline Passenger Rail Remk, Ser B, AMT (a)	7.38%	01/01/49	2,209,921
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,385,000	FL St Dev Fin Corp Eductnl Facs Rev Ref Global Outreach Chrt Acdmy Proj, Ser A (a)	4.00%	06/30/56	$1,490,504
1,000,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	5.00%	06/01/51	1,161,320
1,000,000	FL St Dev Fin Corp Sr Living Rev Ref Mayflower Retmnt Cmnty Proj, Ser A (a)	4.00%	06/01/55	1,125,602
1,000,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (a)	4.00%	05/01/40	1,083,061
1,000,000	Martin Cnty FL Hlth Facs Auth Ref Cleveland Clinic Hlth Sys Oblig Grp Hosp Revs, Ser A	4.00%	01/01/46	1,170,990
85,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	98,284
1,250,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	4.00%	05/01/51	1,319,154
200,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	219,957
210,000	Orange Cnty FL Hlth Facs Auth Rev Ref Orlando Hlth Inc, Ser A	5.00%	10/01/36	254,326
1,000,000	Palm Beach Cnty FL Rev Lynn Univ Hsg Proj, Ser A (a)	5.00%	06/01/57	1,210,791
465,000	Parkland Preserve CDD FL Spl Assmnt Rev, Ser A	5.25%	05/01/39	543,018
1,500,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (a)	5.88%	01/01/33	1,935,935
1,200,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/46	1,339,832
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	275,336
500,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	578,028
1,000,000	Shingle Creek at Bronson CDD FL Spl Assmnt	4.00%	06/15/51	1,064,584
750,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	4.00%	05/01/51	788,301
1,000,000	V-Dana CDD FL Spl Assmnt CDD Assmnt Area One 2021 Proj	4.00%	05/01/52	1,055,323
230,000	Villamar CDD FL Spl Assmnt (b)	4.00%	05/01/29	249,149
1,250,000	Westside Haines City CDD Spl Assmnt Assmnt Area One Proj	4.00%	05/01/52	1,309,599
				28,829,220
	Georgia – 1.0%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/38	1,183,134
55,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	59,896
500,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	540,932
500,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel Second Tier, Ser B (a)	5.00%	01/01/36	619,134
400,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/30	516,435
				2,919,531
	Guam – 0.4%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser-D	5.00%	11/15/35	287,401
235,000	Guam Govt Busn Privilege Tax Rev, Ser B-1	5.00%	01/01/37	239,593
500,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	619,703
				1,146,697
	Idaho – 0.1%
260,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	4.00%	11/15/27	268,651
	Illinois – 4.4%
275,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	273,066
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	370,971

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,250,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/36	$1,621,974
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/34	1,302,922
250,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/35	324,909
100,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	101,598
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	500,944
400,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	457,649
20,000	Chicago IL Ref, Ser C	5.00%	01/01/25	20,363
515,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	485,939
360,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	375,919
100,000	IL St	5.00%	04/01/24	112,192
500,000	IL St	5.50%	05/01/26	612,338
200,000	IL St	5.00%	06/01/27	239,700
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	302,966
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	301,732
100,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	116,814
300,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	359,076
145,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/28	174,913
2,500,000	IL St, Ser C	5.00%	11/01/29	3,074,921
650,000	IL St, Ser D	5.00%	11/01/24	744,920
500,000	Morton Grove IL Tax Incr Rev Sawmill Station Redev Proj	5.00%	01/01/39	520,840
				12,396,666
	Indiana – 2.9%
1,370,000	Anderson IN Mf Rev Sweet Galilee at the Wigwam Proj, Ser A	5.38%	01/01/40	1,459,881
1,000,000	Evansville IN Mf Hsg Rev Silver Birch Evansville Proj	5.45%	01/01/38	1,039,374
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	263,717
1,500,000	IN St Fin Auth Envrnmntl Rev Ref US Steel Corp Proj, Ser A	4.13%	12/01/26	1,642,008
665,000	IN St Fin Auth Hosp Rev Goshen Hlth, Ser A	4.00%	11/01/37	761,368
200,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A (d)	5.25%	07/01/28	232,637
1,200,000	IN St Fin Auth Rev Ref BHI Sr Living, Ser A	4.00%	11/15/41	1,412,856
600,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	621,371
700,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	727,103
				8,160,315
	Iowa – 0.8%
2,000,000	Tobacco Stlmt Auth LA Tobacco Stlmt Rev Ref Subord Sr, Class 2, Ser B-1	4.00%	06/01/49	2,363,006
	Kansas – 0.4%
1,050,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	1,064,415
	Kentucky – 1.0%
1,515,000	Hazard KY Hlthcare Rev Ref Appalachian Regl Hlthcare Proj	4.00%	07/01/39	1,817,132
750,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	834,152
230,000	KY St Univ KY St Univ Proj, COPS, BAM	4.00%	11/01/41	273,768
				2,925,052
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana – 1.2%
$200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	$256,210
900,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/30	1,087,596
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (a)	6.35%	07/01/40	1,353,277
500,000	Saint James Parish LA Rev Var NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (a)	6.10%	12/01/40	666,556
				3,363,639
	Maryland – 1.7%
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.95%	06/01/27	186,084
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.05%	06/01/28	196,607
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.15%	06/01/29	214,484
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.20%	06/01/30	202,744
900,000	Frederick Cnty MD Tax Incr & Spl Tax Ref Jefferson Technology Park Proj, Ser B (a)	4.63%	07/01/43	1,088,897
1,000,000	MD St Econ Dev Corp Spl Oblig Port Covington Proj	4.00%	09/01/50	1,156,749
1,150,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj	5.00%	07/01/50	1,431,358
300,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Adventist Hlthcare	4.00%	01/01/38	348,360
				4,825,283
	Massachusetts – 1.1%
1,000,000	MA St Bay Transprtn Auth Sales Tax Rev Ref Sr, Ser B	5.25%	07/01/30	1,317,081
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	577,517
1,000,000	MA St Dev Fin Agy Rev Umass Dartmouth Stdt Hsg Proj	5.00%	10/01/48	1,156,567
				3,051,165
	Michigan – 0.7%
300,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	337,279
860,000	Detroit MI Social Bonds, Ser A	5.00%	04/01/38	1,074,222
635,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/46	714,689
				2,126,190
	Minnesota – 1.8%
1,500,000	Duluth MN Econ Dev Auth Rev Ref Benedictine Hlth Sys, Ser A	4.00%	07/01/36	1,647,605
930,000	Duluth MN Econ Dev Auth Rev Ref Benedictine Hlth Sys, Ser A	4.00%	07/01/41	1,014,678
350,000	Duluth MN Indep Sch Dist #709 Ref, Ser B, COPS	5.00%	02/01/28	435,463
150,000	Minneapolis MN Stdt Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	159,231
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	117,061
850,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/41	947,877
660,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/51	728,428
				5,050,343
	Missouri – 0.4%
275,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/29	325,031
80,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/35	87,015
10,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/29	11,720
725,000	Plaza at Noah’s Ark Cmnty Impt Dist Mo Tax Incr & Impt Ref	3.00%	05/01/30	744,177
				1,167,943
	Nevada – 0.9%
315,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/25	369,938
205,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	4.00%	06/01/29	232,215

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada (Continued)
$700,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A (a)	5.00%	07/15/37	$775,154
1,000,000	Sparks NV Tourism Impt Dist #1 Rev Ref Sales Tax Sr, Ser A (a)	2.75%	06/15/28	1,047,500
				2,424,807
	New Hampshire – 0.6%
1,000,000	Natl Fin Auth NH Rev Ref Green Bond, Ser B, AMT (Mandatory put 07/02/40) (a)	3.75%	07/01/45	1,076,455
500,000	NH St Hlth & Edu Facs Auth Rev Ref Sthrn NH Med Ctr	5.00%	10/01/37	593,075
				1,669,530
	New Jersey – 2.5%
1,000,000	NJ St Covid-19 Go Emergency Bonds, Ser A	4.00%	06/01/30	1,243,933
500,000	NJ St Econ Dev Auth Rev Social Bonds, Ser QQQ	4.00%	06/15/36	604,698
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	116,306
850,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(c)	12/15/25	817,335
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	632,763
1,500,000	NJ St Transprtn Trust Fund Auth Ref, Ser A	4.00%	06/15/36	1,818,028
500,000	Tobacco Stlmt Fing Corp NJ Ref, Ser A	5.00%	06/01/27	625,333
1,000,000	Tobacco Stlmt Fing Corp NJ Ref, Subser B	5.00%	06/01/46	1,196,166
				7,054,562
	New York – 6.5%
785,000	Build NYC Res Corp NY Rev NY Preparatory Chrt Sch Proj, Ser A	4.00%	06/15/41	883,721
785,000	Build NYC Res Corp NY Rev NY Preparatory Chrt Sch Proj, Ser A	4.00%	06/15/51	869,269
375,000	Build NYC Res Corp NY Rev Shefa Sch Proj, Ser A (a)	5.00%	06/15/51	453,471
1,250,000	Dutchess Cnty NY Loc Dev Corp Rev Ref Bard Clg Proj, Ser A (a)	5.00%	07/01/40	1,577,948
1,500,000	Huntington NY Loc Dev Corp Rev Fountaingate Garden Proj, Ser A	5.25%	07/01/56	1,666,603
425,000	Met Transprtn Auth NY Rev Ref, Ser C-2A	4.00%	11/15/38	481,678
1,250,000	Met Transprtn Auth NY Rev, Ser A-2S, BANS	4.00%	02/01/22	1,273,209
2,000,000	New York City NY Transitional Fin Auth Rev Subord Future Tax Secured, Ser C-1	4.00%	11/01/40	2,385,268
500,000	NY St Transprtn Dev Corp Exempt Fac Rev NY St Thruway Srvc Areas Proj, AMT	4.00%	10/31/46	594,306
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/35	1,303,497
500,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airlines Inc John F. Kennedy Intl Arpt Proj, AMT	3.00%	08/01/31	542,719
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	1,218,769
400,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/31	529,825
450,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/32	592,743
450,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/33	590,744
150,000	Troy NY Capital Res Corp Rev Rensselaer Polytechnic Institute Proj Ref	4.00%	09/01/34	182,143
2,000,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo, Subser B	5.00%	06/01/45	2,230,448
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$100,000	Westchester Co NY Local Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	$114,530
840,000	Yonkers NY Econ Dev Corp Eductnl Rev Chrt Sch Edu Excellence Proj, Ser A	5.00%	10/15/39	1,004,423
				18,495,314
	North Carolina – 1.8%
1,000,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	1,180,111
2,500,000	NC St Med Care Commn Hlthcare Facs Rev Lutheran Svcs For The Aging Ref, Ser A	4.00%	03/01/51	2,757,498
690,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	787,257
450,000	NC St Med Care Commn Retmnt Facs Rev The Forest at Duke Proj	4.00%	09/01/51	523,782
				5,248,648
	Ohio – 5.0%
750,000	Allen Cnty OH Hosp Facs Rev Ref Bon Secours Mercy Hlth Inc, Ser A	5.00%	12/01/35	987,210
5,600,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	6,590,972
750,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	884,403
1,200,000	OH St Air Quality Dev Auth Ref OH Vly Elec Corp Proj, Ser A	3.25%	09/01/29	1,344,215
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	1,180,090
750,000	OH St Hgr Eductnl Fac Commn Ref Univ of Dayton 2020 Proj	4.00%	02/01/36	900,009
490,000	Port of Gtr Cincinnati Dev Auth OH Rev (a)	3.75%	12/01/31	507,964
1,500,000	Sthrn OH Port Exempt Fac Rev Purecycle Proj, Ser A, AMT (a)	7.00%	12/01/42	1,752,889
				14,147,752
	Oklahoma – 1.1%
150,000	OK St Dev Fin Auth Hlthsys Rev Ou Medicine Proj, Ser B	5.00%	08/15/26	179,370
2,500,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (a)	7.25%	09/01/51	3,070,102
				3,249,472
	Oregon – 1.9%
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods at Marylhurst Inc Proj, Ser A	5.00%	05/15/26	324,765
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	559,361
1,150,000	OR St Facs Auth Rev Ref Samaritan Hlth Svcs Proj, Ser A	5.00%	10/01/40	1,453,986
250,000	Yamhill Cnty OR Hosp Auth Ref Friendsview, Ser A	5.00%	11/15/51	294,863
2,450,000	Yamhill Cnty OR Hosp Auth Ref Friendsview, Ser A	5.00%	11/15/56	2,871,757
				5,504,732
	Pennsylvania – 5.3%
300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Oblig Grp Issue, Ser A	5.00%	04/01/32	374,986
1,280,000	Berks Cnty PA Muni Auth Univ Rev Alvernia Univ Proj	5.00%	10/01/39	1,477,065
100,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	108,020
240,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Univ Proj Ref, Ser TT1	4.00%	05/01/36	280,103
740,000	Kutztown PA Area Sch Dist, AGM	4.00%	03/15/37	883,684
250,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/28	294,502

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$515,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/31	$599,267
300,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/37	335,870
250,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/38	279,436
1,700,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	1,879,528
665,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/36	774,589
350,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/30	428,956
10,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	11,889
1,000,000	Philadelphia PA Arpt Rev Ref Priv Activity, AMT, AGM	4.00%	07/01/39	1,217,665
900,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (a)	5.00%	06/15/40	1,072,408
215,000	Philadelphia PA Auth for Indl Dev Revs Kipp Philadelphia Chrt Sch Proj, Ser A	5.00%	04/01/36	241,423
2,250,000	Southcentrl PA Gen Auth Rev Ref Wellspan Hlth Obligated Grp, Ser A	4.00%	06/01/44	2,626,469
125,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/41	146,793
1,595,000	Wilkes-Barre PA Area Sch Dist, BAM	4.00%	04/15/49	1,865,645
				14,898,298
	Puerto Rico – 1.8%
250,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	257,423
1,559,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,731,040
177,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/29	154,815
1,195,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/33	898,672
205,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	233,487
551,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2 Converted	4.33%	07/01/40	627,566
1,050,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2A	4.55%	07/01/40	1,210,727
				5,113,730
	South Carolina – 1.6%
425,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	491,362
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	242,475
1,000,000	SC Jobs Econ Dev Auth Kiawah Life Plan Vlg Inc Proj, Ser A (a)	8.75%	07/01/25	999,980
580,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/42	665,089
830,000	SC St Jobs Econ Dev Auth Eductnl Facs Rev Green Chrt Schs Proj, Ser A (a)	4.00%	06/01/36	910,684
1,000,000	SC St Jobs Econ Dev Auth Eductnl Facs Rev Green Chrt Schs Proj, Ser A (a)	4.00%	06/01/56	1,060,460
135,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes of SC Inc	5.00%	05/01/42	142,687
				4,512,737
	South Dakota – 0.3%
700,000	Lincoln Cnty SD Econ Dev Rev Ref Augustana Clg Assoc Proj, Ser A	4.00%	08/01/41	808,264
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee – 1.7%
$25,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Stdt Hsg CDFI Phase I	5.00%	10/01/23	$27,324
440,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/36	546,600
1,215,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Trevecca Nazarene Univ Proj, Ser B	4.00%	10/01/51	1,371,488
1,000,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 09/01/28)	4.00%	12/01/51	1,203,362
250,000	TN Energy Acq Corp Cmdy Proj Rev The TN Energy Acq Corp Cmdy Proj, Ser A	5.00%	11/01/30	331,189
500,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	530,272
730,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	879,770
				4,890,005
	Texas – 4.6%
610,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref, Ser A	4.00%	08/15/41	675,444
50,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	53,483
556,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	4.25%	09/15/41	558,706
1,555,000	Galveston Cnty TX Muni Util Dist #54 Ref	3.00%	12/01/37	1,564,423
420,000	Harris-Brazoria Cntys TX Muni Util Dist #509, AGM	3.00%	09/01/32	433,168
1,250,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,499,034
125,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	150,020
1,000,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	4.00%	07/01/46	1,189,006
250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (d)	4.13%	09/01/29	278,210
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pid #1 (a)	4.63%	09/01/39	565,511
375,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	401,342
1,250,000	Lago Vista TX Spl Assmt Rev Ref Tessera On Lake Travis, Ser B (a)	4.88%	09/01/50	1,339,914
445,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	4.50%	09/01/28	462,312
1,285,000	Lower Colorado River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/39	1,632,090
285,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	312,029
205,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	5.00%	01/01/39	220,368
223,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	3.75%	09/15/31	224,994
500,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.13%	09/15/41	505,315
765,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.25%	09/15/51	769,672
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	281,791
				13,116,832
	Utah – 1.4%
1,000,000	Med Sch Cmps Pub Infra Dist UT, Ser A (a)	5.25%	02/01/40	1,045,016
500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.13%	02/01/41	520,109
1,000,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.38%	02/01/51	1,042,642
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain W Montessori Acdmy Proj, Ser A (a)	5.00%	06/15/39	549,381

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (a)	5.00%	06/15/39	$750,173
				3,907,321
	Virginia – 0.3%
500,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	5.00%	01/01/34	540,832
300,000	Norfolk VA Redev & Hsg Auth Rev Ft Norfolk Retmnt Cmnty Harbors Edge Proj, Ser A	4.38%	01/01/39	319,080
				859,912
	Washington – 2.4%
560,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	674,677
1,000,000	WA St Convention Ctr Pub Facs Dist Junior Lodging Tax Notes Green Bond	4.00%	07/01/31	1,194,237
1,000,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	1,168,687
230,000	WA St Hlthcare Facs Auth Ref Fred Hutchinson Cancer Rsrch Ctr	5.00%	01/01/26	269,346
245,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/33	328,720
855,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	4.00%	12/01/40	1,041,261
710,000	WA St Hsg Fin Commn Nonprofit Rev Spokane Int Acad Proj, Ser A (a)	5.00%	07/01/50	815,191
997,710	WA St Hsg Fin Commn Social Certificate, Ser A-1	3.50%	12/20/35	1,178,754
				6,670,873
	West Virginia – 0.4%
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Arch Res Proj, AMT (Mandatory put 07/01/25)	4.13%	07/01/45	1,068,352
	Wisconsin – 1.3%
470,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	4.00%	06/15/30	531,332
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/40	949,035
500,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	4.00%	07/01/30	549,656
500,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	544,853
375,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	431,341
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	191,706
500,000	Pub Fin Auth WI Rev Sr Bond WFCS Portfolio Projs, Ser A-1 (a)	5.00%	01/01/56	593,626
				3,791,549
Total Investments – 98.2%	278,484,925
(Cost $259,892,238) (e)
Net Other Assets and Liabilities – 1.8%	4,975,918
Net Assets – 100.0%	$283,460,843
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	21	Sep 2021	$ (3,459,094)	$(148,219)
U.S. Treasury Ultra 10-Year Notes	Short	25	Sep 2021	(3,756,250)	(59,047)
Total Futures Contracts				$(7,215,344)	$(207,266)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2021, securities noted as such amounted to $76,294,828 or 26.9% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	Zero coupon bond.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Aggregate cost for federal income tax purposes was $259,708,783. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $18,589,523 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,647. The net unrealized appreciation was $18,568,876. The unrealized amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
CIBS	Current Interest Bonds
COPS	Certificates of Participation
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 278,484,925	$ —	$ 278,484,925	$ —

LIABILITIES TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (207,266)	$ (207,266)	$ —	$ —

*	See Portfolio of Investments for state breakout.

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2021
ASSETS:
Investments, at value (Cost $259,892,238)	$ 278,484,925
Cash	15,959,290
Cash segregated as collateral for open futures contracts	148,225
Interest receivable	2,062,559
Total Assets	296,654,999
LIABILITIES:
Payables:
Investment securities purchased	13,045,900
Investment advisory fees	126,287
Variation margin	21,969
Total Liabilities	13,194,156
NET ASSETS	$283,460,843
NET ASSETS consist of:
Paid-in capital	$ 267,818,893
Par value	50,000
Accumulated distributable earnings (loss)	15,591,950
NET ASSETS	$283,460,843
NET ASSET VALUE, per share	$56.69
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,000,002

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2021
INVESTMENT INCOME:
Interest	$ 5,864,882
Total investment income	5,864,882
EXPENSES:
Investment advisory fees	1,155,219
Total expenses	1,155,219
Fees waived by the investment advisor	(247,547)
Net expenses	907,672
NET INVESTMENT INCOME (LOSS)	4,957,210
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	204,921
Futures contracts	262,511
Net realized gain (loss)	467,432
Net increase from payment by the advisor	469
Net change in unrealized appreciation (depreciation) on:
Investments	14,769,413
Futures contracts	(91,969)
Net change in unrealized appreciation (depreciation)	14,677,444
NET REALIZED AND UNREALIZED GAIN (LOSS)	15,145,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 20,102,555
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets
	Year Ended 7/31/2021	Year Ended 7/31/2020
OPERATIONS:
Net investment income (loss)	$ 4,957,210	$ 2,881,986
Net realized gain (loss)	467,432	(3,389,878)
Net increase from payment by the advisor	469	—
Net change in unrealized appreciation (depreciation)	14,677,444	1,303,058
Net increase (decrease) in net assets resulting from operations	20,102,555	795,166
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(4,856,433)	(2,807,500)
Return of capital	(226,820)	(155,753)
Total distributions to shareholders	(5,083,253)	(2,963,253)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	156,791,601	60,684,489
Cost of shares redeemed	—	(9,845,363)
Net increase (decrease) in net assets resulting from shareholder transactions	156,791,601	50,839,126
Total increase (decrease) in net assets	171,810,903	48,671,039
NET ASSETS:
Beginning of period	111,649,940	62,978,901
End of period	$ 283,460,843	$ 111,649,940
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,150,002	1,200,002
Shares sold	2,850,000	1,150,000
Shares redeemed	—	(200,000)
Shares outstanding, end of period	5,000,002	2,150,002

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period
	Year Ended			Period Ended 7/31/2018 (a)
	7/31/2021	7/31/2020	7/31/2019
Net asset value, beginning of period	$ 51.93	$ 52.48	$ 50.32	$ 50.00
Income from investment operations:
Net investment income (loss)	1.59	1.64	1.69	1.15
Net realized and unrealized gain (loss)	4.83 (b)	(0.48)	2.27	0.30
Total from investment operations	6.42	1.16	3.96	1.45
Distributions paid to shareholders from:
Net investment income	(1.59)	(1.62)	(1.67)	(1.13)
Return of capital	(0.07)	(0.09)	(0.13)	—
Total distributions	(1.66)	(1.71)	(1.80)	(1.13)
Net asset value, end of period	$56.69	$51.93	$52.48	$50.32
Total return (c)	12.57% (b)	2.25%	8.05%	2.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 283,461	$ 111,650	$ 62,979	$ 27,677
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70% (d)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55% (d)
Ratio of net investment income (loss) to average net assets	3.00%	3.22%	3.44%	3.13% (d)
Portfolio turnover rate (e)	19%	89%	71%	74%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	The Fund received a reimbursement from the advisor in the amount of $469 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the First Trust Municipal High Income ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMHI” on The Nasdaq Stock Market LLC (“Nasdaq”). The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2021, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Acdmy Proj, Ser A, 5.25%, 07/01/28	08/31/18	$200,000	$116.32	$201,719	$232,637	0.08%
Kyle TX Spl Assmnt Rev 6 Creeks Pid #1, 4.13%, 09/01/29	05/08/19	250,000	111.28	250,000	278,210	0.10
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 4.50%, 09/01/28	05/04/18	445,000	103.89	441,635	462,312	0.16
				$893,354	$973,159	0.34%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $148,225 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal years ended July 31, 2021 and 2020, was as follows:
Distributions paid from:	2021	2020
Ordinary income	$—	$13,767
Capital gains	—	—
Tax-exempt income	4,856,433	2,793,733
Return of capital	226,820	155,753
As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(2,976,926)
Net unrealized appreciation (depreciation)	18,568,876
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020 and 2021 remain open to federal and state audit. As of July 31, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2021, for federal income tax purposes, the Fund had $2,976,926 of capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2021, the Fund had no net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$(3,462)	$3,462	$—
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2021. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2021. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2021, the Advisor waived fees of $247,547.
During the fiscal year ended July 31, 2021, the Fund received a reimbursement from the Advisor of $469 in connection with a trade error.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $186,299,142 and $30,296,069, respectively.
For the fiscal year ended July 31, 2021, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at July 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 207,266
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$262,511
Net change in unrealized appreciation (depreciation) on futures contracts	(91,969)
During the fiscal year ended July 31, 2021, the notional value of futures contracts opened and closed were $78,712,117 and $78,528,617, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021
charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2022.
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $330 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to March 3, 2021, the commitment amount was $410 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2021.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Other Matters
By operation of law, the Fund now operates as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.
11. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 13, 2021, the Board of Trustees approved the continuation of the fee waiver for FMHI of 0.15% of average daily net assets through November 30, 2022.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Municipal High Income ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2021, 2020, 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2021, 2020, 2019, and the period from November 1, 2017 (commencement of operations) through July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2021, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2021:
Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	100.00%
Alternative Minimum Tax (AMT)	12.56%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreement
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee in an amount equal to 0.15% of the Fund’s average daily net assets until at least November 30, 2021. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the benchmark index for the one-year period ended December 31, 2020 and outperformed the benchmark index for the three-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	211	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	211	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	211	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	211	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	211	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Municipal High Income ETF (FMHI)
July 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration Municipal ETF (FUMB)

Annual Report
For the Year Ended
July 31, 2021

First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Annual Letter from the Chairman and CEO
July 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for certain series of First Trust Exchange-Traded Fund III (the “Funds”), which contains detailed information about the Funds for the 12-month period ended July 31, 2021.
I often mention at the end of my shareholder letters that investors should stay the course. I do so because First Trust believes in the buy and hold investment philosophy, and the math supports our view. The S&P 500® Index (the “Index”) has never failed to fully recover the losses sustained in any correction or bear market. As of July 31, 2021, the Index stood just 0.61% below its all-time closing high set on July 26, 2021. Whether you believe that history repeats itself or simply rhymes, it provides us with valuable insight either way. When it comes to setting realistic expectations about equity returns over time, we know that the Index delivered an average annual total return of 10.28% from 1926-2020 (95 years), according to data from Morningstar/Ibbotson Associates. That is our long-term performance benchmark for stocks in the U.S. Why is that relevant in today’s climate? It is important to note that this very Index has posted a total return of 17.99% year-to-date and 36.45% for the 12-month period ended July 31, 2021, according to Bloomberg. Using industry jargon, these are sometimes referred to as “outsized” returns, or well-above the norm.
As previously noted, the stock market experiences selloffs of various degrees on an ongoing basis. The more severe declines are referred to as corrections and bear markets. Corrections are defined as a 10.00% to 19.99% decline in the price of an index or security from its most recent closing high. Bear markets entail price declines of 20% or more. Since 1950, the Index has endured 38 selloffs totaling 10% or more, with nine of them being bear markets, according to The Motley Fool, a private financial and investing advice company. Over that 71-year period, on average, the stock market experienced a correction every 1.84 years, compared to every 7.78 years for bear markets. The last major selloff occurred in the first quarter of 2020 (17 months ago), when the Index plunged 33.79%, due to the initial shock from the onset of the coronavirus (“COVID-19”) pandemic. While that qualified as a bear market, some investors may be thinking we are due for a correction in the coming months. Remember, these statistics represent averages. A June 2021 survey by the CFA Institute found that 45% of the chartered financial analysts it polled believe we will have a correction within 1-3 years. I offer this forecast to show investors how challenging it is to make such market calls, even for highly credentialed professionals. A 1-3 year projection isn’t exactly actionable information, in my opinion.
The bottom line is that those individuals who have remained invested in the stock and bond markets throughout the COVID-19 pandemic have likely prospered beyond what they might have imagined. Suffice it to say that the markets have exceeded expectations over the past 12 months. I think your average investor would have been content with just being in positive territory. Looking ahead, I see more tailwinds for the markets than headwinds, particularly with respect to the stock market. There is plenty of liquidity in the economy thanks to the accommodative monetary policy of the Federal Reserve (the “Fed”) and fiscal stimulus from Congress. We have the potential for another $4 to $5 trillion in fiscal stimulus from President Joe Biden’s bipartisan infrastructure bill and the Democrat-driven budget package, including funds earmarked for climate change projects (green energy), health care, education, and more. Perhaps the biggest headwind moving forward is rising inflation. We should know in the next few months if it is transitory, as Fed Chairman Jerome Powell believes, or if it will be with us for a sustained period. Stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Short Duration Managed Municipal ETF (FSMB)
The investment objective of First Trust Short Duration Managed Municipal ETF (the “Fund”) seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s investment advisor seeks to construct a portfolio that has a weighted average duration of 1-3 years. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FSMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (11/1/18) to 7/31/21	Inception (11/1/18) to 7/31/21
Fund Performance
NAV	2.92%	3.60%	10.21%
Market Price	2.87%	3.60%	10.21%
Index Performance
Bloomberg Barclays Municipal Short (1-5) Year Index	1.11%	3.04%	8.57%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Special Assessment	9.7%
Insured	9.3
Government Obligation Bond - Unlimited Tax	9.1
Gas	9.0
Hospital	7.2
Certificates of Participation	6.1
Continuing Care Retirement Communities	5.7
Industrial Development Bond	5.1
Education	4.4
Higher Education	4.2
Utility	3.6
Dedicated Tax	3.5
Airport	3.2
Water & Sewer	3.1
Government Obligation Bond - Limited Tax	2.5
Mass Transit	2.3
Toll Road	2.2
Student Loan	1.9
Tax Increment	0.9
Pre-refunded/Escrowed-to-maturity	0.8
Tobacco	0.7
Housing	0.4
Student Housing	0.2
Cash	4.9
Total	100.0%

Credit Quality(1)	% of Total Investments (including cash)
AAA	2.1%
AA	24.0
A	32.3
BBB	15.9
BB	4.2
B	1.9
Not Rated	12.1
SP-1+ (short-term)	0.8
SP-1/MIG1 (short-term)	0.4
SP-2/MIG2 (short-term)	1.4
Cash	4.9
Total	100.0%

Fund Allocation	% of Net Assets
Municipal Bonds	96.9%
Net Other Assets and Liabilities(2)	3.1
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(2)	Includes variation margin on futures.

Fund Performance Overview (Unaudited) (Continued)
First Trust Short Duration Managed Municipal ETF (FSMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The investment objective of First Trust Ultra Short Duration Municipal ETF (the “Fund”) seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Under normal market conditions, the weighted average duration of the Fund’s portfolio is expected to be less than one year. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FUMB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (11/1/18) to 7/31/21	Inception (11/1/18) to 7/31/21
Fund Performance
NAV	0.72%	1.48%	4.12%
Market Price	0.67%	1.48%	4.12%
Index Performance
Bloomberg Barclays Municipal Short-Term Index	0.41%	1.23%	3.42%
(See Notes to Fund Performance Overview on page 7.)
Sector Allocation	% of Total Investments (including cash)
Government Obligation Bond - Unlimited Tax	16.9%
Industrial Development Bond	11.0
Pre-refunded/Escrowed-to-maturity	9.4
Insured	8.1
Gas	7.1
Government Obligation Bond - Limited Tax	6.1
Housing	5.9
Certificates of Participation	5.4
Hospital	4.6
Water & Sewer	4.0
Dedicated Tax	3.7
Education	2.9
Higher Education	2.0
Utility	2.0
Mass Transit	1.8
Airport	1.4
Student Loan	0.7
Continuing Care Retirement Communities	0.6
Tax Increment	0.4
Tobacco	0.4
Toll Road	0.4
Special Assessment	0.3
Cash	4.9
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	5.3%
AA	32.1
A	27.2
BBB	15.6
BB	2.1
Not Rated	6.2
SP-1+ (short-term)	0.7
SP-1/MIG1 (short-term)	4.4
SP-2/MIG2 (short-term)	1.5
Cash	4.9
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived by the Advisor.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Prior to January 1, 2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund’s NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Commentary
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Short Duration Managed Municipal ETF (“FSMB”) and the First Trust Ultra Short Duration Municipal ETF (“FUMB”) (each a “Fund” and collectively, the “Funds”). First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan N. Wilhelm who serve as senior portfolio managers of the Funds. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Funds, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.
Commentary
First Trust Short Duration Managed Municipal ETF
The First Trust Short Duration Managed Municipal ETF (“FSMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of one to three years and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will primarily invest in Municipal Securities that are, at the time of investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities or, if unrated, Municipal Securities determined by the Fund’s investment advisor to be of comparable quality. The Fund may invest up to 35% of its net assets in Municipal Securities rated below investment grade by at least one nationally recognized statistical rating organization rating such securities (or Municipal Securities that are unrated and determined by the Fund’s investment advisor to be of comparable quality), commonly referred to as “high-yield” or “junk” bonds. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2021.
Market Recap
For the 12-month period ended July 31, 2021, the Bloomberg Barclays Municipal Short (1-5) Year Index (the “Benchmark”), produced a total return of 1.11%. For the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 3.29%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of -3.01% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and exchange-traded fund inflows helped support municipal bond prices. According to Refinitiv, Lipper, and J.P. Morgan data, year-to-date fund flows through July 31, 2021 totaled approximately $69.5 billion. Over the same period, high yield municipal fund flows totaled approximately $16.4 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 62 of the past 63 weeks.
•	New issue municipal bond supply has been nearly flat year to date. During the first seven months of 2021, new issue supply increased approximately 1.5% to $262.1 billion compared with $258.1 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, over 23% of municipal bond supply has been brought to market as a taxable municipal bond from January 2020 through June 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., the par value of defaults are lower year-to-date compared to the previous two years. The number of municipal bond defaults year-to-date through July 2021 total 36, compared to 50 defaults for the same year-to-date period in 2020 and 35 defaults for the same year-to-date period in 2019. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by the coronavirus (“COVID-19”) pandemic with many facilities experiencing lower occupancy and debt service coverage.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April of 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.
Performance Analysis
The Fund’s net asset value (“NAV”) and market performance for the 12-month period ended July 31, 2021 was 2.92% and 2.87%, respectively, versus the Benchmark’s return of 1.11%.
At the end of the period, the Fund’s market price of $20.95 represented a discount of 0.05% to its NAV of $20.96. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 30, 2021 of $0.02 represents a tax-exempt annualized distribution rate of 1.15% based on the Fund’s closing market price of $20.95 on July 30, 2021. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the trailing 12 months ended July 31, 2021, regarding credit rating allocations, the Fund’s overweight relative to its Benchmark to “A”, “BBB”, “BB” and non-rated municipal securities were all positive contributors to the Fund’s performance. The Fund’s underweight allocation relative to its Benchmark to “AA” rated municipal securities was another significant positive contributor to the Fund’s performance for the 12-month period ended July 31, 2021. Over the one-year horizon, no credit rating categories were a material negative contributor to the Fund’s performance. Regarding sector allocations, the Fund’s allocation to the industrial development bond, education (primarily charter school), health care and special tax sectors were all positive contributors to the Fund’s outperformance relative to its Benchmark. No sector allocations represented material negative contributors to the Fund’s performance.
As set forth in the Fund’s prospectus, the Fund has an effective duration limit of 3.0 years. As of July 30, 2021, including interest rate hedges, the Fund had a weighted average effective duration of approximately 2.54 years, versus its Benchmark duration of approximately 2.4 years. Regarding yield curve positioning, for the 12-month period ended July 31, 2021, the Fund’s significant overweight to bonds with stated maturities of 4-6 years, 6-8 years and 8-10 years compared to the Benchmark were positive contributors to the Fund’s performance. Bonds with effective durations of 3-7 years were positive contributors to the Fund’s performance for the period ended July 31, 2021. During the 12-month period ended July 31, 2021, no effective duration range was a material negative contributor to the Fund’s performance.
The Fund’s use of Treasury futures detracted from the Fund’s performance for the 12-month period ended July 31, 2021.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable year-to-date. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust growth for the U.S. gross domestic product (“GDP”) has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sector outlook changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much if any additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, municipal bonds are now in general more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion dollar spending programs by Congress, changes in commentary coming from the Federal Reserve (the “Fed”) regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any setback in the U.S. economic recovery, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end 2021. We expect the U.S. Treasury curve to steepen during the second half of 2021, with the 10-year and 30-year portions of the Treasury curve underperforming the 1-5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the second half of 2021. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits by the end of

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
the third quarter of 2021. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
Finally, we will be watching President Biden’s infrastructure proposals carefully, as they could prove to be materially positive factors for the municipal bond market including: (1) direct Federal aid to rebuilding our nation’s roads, bridges, airports, and mass transit systems, (2) restart of the Build American Bond subsidy program which could reduce tax-exempt supply; and (3) higher tax rates to pay for such proposals could make municipal bonds tax-exempt interest more attractive for high income families as well as banks and insurance companies.
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide both high income and attractive total return potential over time.
First Trust Ultra Short Duration Municipal ETF
The First Trust Ultra Short Duration Municipal ETF (“FUMB” or the “Fund”) is an actively managed exchange-traded fund. The Fund seeks to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (collectively, “Municipal Securities”). The Fund’s focus is on the short portion of the municipal yield curve with a weighted average duration of less than one year and an investment orientation focused on investment grade securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Securities that are, at the time of investment, rated as investment grade by at least one nationally recognized statistical rating organization rating such securities, or if unrated, determined by the Fund’s advisor to be of comparable quality. This commentary discusses the market performance and the Fund’s performance for the 12-month period ended July 31, 2021.
Market Recap
For the 12-month period ended July 31, 2021, the Bloomberg Barclays Municipal Short-Term Index (the “Benchmark”) produced a total return of 0.41%. During the same period, the Bloomberg Barclays Municipal Bond Index generated a total return of 3.29%. By comparison, the Bloomberg Barclays U.S. Treasury Index generated a total return of -3.01% during the same period. The following have been major factors in explaining the municipal bond market’s performance:
•	Robust mutual fund and exchange-traded fund inflows helped support municipal bond prices. According to Refinitiv, Lipper, and J.P. Morgan data, year-to-date fund flows through July 31, 2021 totaled approximately $69.5 billion. Over the same period, high yield municipal fund flows totaled approximately $16.4 billion. Fund inflows have also been consistent, with municipal bond funds having experienced inflows in 62 of the past 63 weeks.
•	New issue municipal bond supply has been nearly flat year to date. During the first seven months of 2021, new issue supply increased approximately 1.5% to $262.1 billion compared with $258.1 billion a year ago. Of note, when looking at municipal taxable new issue supply as a percentage of total new issue supply, over 23% of municipal bond supply has been brought to market as a taxable municipal bond from January 2020 through June 2021 compared to the previous five years when taxable municipals comprised less than 10% of total new issue municipal supply.
•	According to data from Municipal Market Analytics, Inc., the par value of defaults are lower year-to-date compared to the previous two years. The number of municipal bond defaults year-to-date through July 2021 total 36, compared to 50 defaults for the same year-to-date period in 2020 and 35 defaults for the same year-to-date period in 2019. Defaulting municipal securities have been especially centered in the senior living sector which has been particularly hard hit by the COVID-19 pandemic with many facilities experiencing lower occupancy and debt service coverage.
•	The CARES Act and American Rescue Plan Act legislation helped stabilize many municipal bond issuing borrowers, with tens of billions of dollars made available to states, cities, K-12 education, hospitals, mass transportation, and universities, among the many benefitted sectors.
•	As a result of these factors, municipal bond credit spreads have tightened dramatically from April of 2021 for all credit rating categories. In particular, credit spreads tightened substantially for BBB and high yield municipal securities whereby in many cases spreads are now tighter than pre-COVID-19 levels.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
Performance Analysis
The Fund’s NAV and market performance for the 12-month period ended July 31, 2021 was 0.72% and 0.67%, respectively, versus the Benchmark return of 0.41%. The Benchmark is the Bloomberg Barclays Municipal Short-Term Index.
At the end of the period, the Fund’s market price of $20.18 represented a premium of 0.00% (no premium) to its NAV of $20.18. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. The distribution paid on July 30, 2021 of $0.006 represents a tax-exempt annualized distribution rate of 0.36% based on the Fund’s closing market price of $20.18 on July 30, 2021. The Fund’s distribution rate is not constant and is subject to change over time based on the performance of the Fund.
For the trailing 12-months ended July 31, 2021, the Fund’s investments in “BBB” rated and non-rated municipal securities generated outperformance for the period versus the Benchmark. The Fund’s investments in “A” and “AA” rated municipal securities also generated outperformance for the same period versus the Benchmark. The Fund’s underweight relative to the Benchmark in “AAA” rated municipal securities detracted from the Fund’s performance for the same period. Sectors within the municipal market that positively contributed to the Fund’s performance over the 12-month period ended July 31, 2021 included health care, education, general obligation, and industrial development bonds. The special tax sector detracted from the Fund’s performance during the reporting period. The Fund’s modified duration at July 31, 2021 was 0.82 years versus 0.52 years for the Benchmark; the Fund’s effective duration at July 31, 2021 was 0.77 years. The Fund’s allocation to bonds with maturities of 0 to 4 years was the strongest contributor to performance over the trailing 12 months. The Fund’s allocation to municipal securities with maturities between 4 to 6 years was a detractor to the Fund’s performance over the period. Bonds with effective durations of 0-4 years were positive contributors to the Fund’s performance for the period. During the same period, no effective duration range was a material negative contributor to the Fund’s performance.
Market Outlook
As mentioned above, municipal market technical and fundamental factors have been favorable year-to-date. Record setting year-to-date inflows coupled with manageable new issue supply have been positive factors to the Fund’s performance. Additionally, the relatively unprecedented level of fiscal stimulus coupled with higher vaccination rates and robust growth in U.S. GDP has helped improve overall municipal bond credit quality, as demonstrated by lower year-to-date defaults and many sectors outlook changes to stable. We believe these factors have driven credit spreads to considerably tighter levels. Looking ahead, given credit spread compression in “A” and “BBB” credit rating categories, we don’t expect much if any additional credit spread compression. While we do believe that high yield credit spreads could continue to tighten a bit further, we believe that municipal bonds are more in a “coupon clipping” environment. Thus, unlike the beginning of 2021 when we had a high degree of confidence that credit spreads would tighten thus supporting total returns for lower investment grade and high yield municipals, we believe municipal bonds are now in general more vulnerable to changes in U.S. Treasury rates that could occur due to the passage of new multi-trillion dollar spending programs by Congress, changes in commentary coming from the Fed regarding the tapering of its $120 billion monthly purchases of mortgage-backed securities and Treasuries, and any setback in the U.S. economic recovery, such as the COVID-19 Delta variant causing portions of the U.S. to curtail economic activity.
We believe yield curve positioning could also be a significant driver of total return by year-end 2021. We expect the U.S. Treasury curve to steepen during the second half of 2021, with the 10-year and 30-year portions of the Treasury curve underperforming the 1-5-year part of the curve. We believe that widespread vaccination rates in the U.S. coupled with incredible amounts of monetary and fiscal stimulus will lead to above trend GDP growth in the second half of 2021. Key factors leading us to believe that the yield curve will steepen include continued progress in vaccination rates thus leading to an even more “open” U.S. and global economy, K-12 students returning to full time, in-person education, and the elimination of Federal supplemental unemployment benefits by the end of the third quarter of 2021. We believe this will lead to greater gains in the labor market (higher monthly payrolls), while inflation remains well above the Fed’s long-term average goal of 2%.
Finally, we will be watching President Biden’s infrastructure proposals carefully, as they could prove to be materially positive factors for the municipal bond market including: (1) direct Federal aid to rebuilding our nation’s roads, bridges, airports, and mass transit systems, (2) restart of the Build American Bond subsidy program which could reduce tax-exempt supply; and (3) higher tax rates to pay for such proposals could make municipal bonds tax-exempt interest more attractive for high income families as well as banks and insurance companies.

Portfolio Commentary (Continued)
First Trust Exchange-Traded Fund III
Annual Report
July 31, 2021 (Unaudited)
With this in mind, we continue to practice the discipline of our investment process where we perform fundamental credit analysis and quantitative total return scenario analysis on individual bonds and the portfolio as a whole, looking for bonds that we believe can provide a high level of tax-exempt income consistent with capital preservation.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
July 31, 2021 (Unaudited)
As a shareholder of First Trust Short Duration Managed Municipal ETF or First Trust Ultra Short Duration Municipal ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Short Duration Managed Municipal ETF (FSMB)
Actual	$1,000.00	$1,010.60	0.41%	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
First Trust Ultra Short Duration Municipal ETF (FUMB)
Actual	$1,000.00	$1,002.50	0.25%	$1.24
Hypothetical (5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2021 through July 31, 2021), multiplied by 181/365 (to reflect the six-month period).

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 96.9%
	Alabama – 4.7%
$1,000,000	AL Federal Aid Hwy Fin Auth Spl Oblig Rev, GARVEE	5.00%	09/01/30	$1,143,674
50,000	Birmingham AL Spl Care Facs Fing Auth Hlthcare Fac Ref Children’s Hosp of AL	5.00%	06/01/26	58,163
65,000	Birmingham AL Spl Care Facs Fing Auth Hlthcare Fac Ref Children’s Hosp of AL	5.00%	06/01/27	75,532
210,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1 (Mandatory put 10/01/26)	4.00%	10/01/49	244,668
535,000	Black Belt Energy Gas Dist AL Gas Prepay Rev, Ser A (Mandatory put 12/01/23)	4.00%	12/01/48	578,089
275,000	Black Belt Energy Gas Dist AL Gas Sply Rev, Ser A (Mandatory put 07/01/22)	4.00%	08/01/47	283,356
100,000	Greenville AL Pub Impt Cooperative Pub Impt Rev Greenville Funding, BAM	5.00%	03/01/25	116,530
145,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/25	167,256
160,000	Infirmary Hlth Sys AL Spl Care Facs Fing Auth Rev Infirmary Hlth Sys Inc, Ser A	5.00%	02/01/28	189,650
905,000	Lower AL Gas Dist Gas Proj Rev Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,033,584
500,000	Mizuho Floater Residual Trust Various States Floaters Miz 9024, Ser 2020 (a) (b)	0.27%	12/01/48	500,000
430,000	Prichard AL Wtrwks & Swr Brd Wtr & Swr Rev Ref	5.00%	11/01/25	497,874
40,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #1, Ser A (Mandatory put 04/01/24)	4.00%	04/01/49	43,639
10,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A	4.00%	06/01/23	10,702
150,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	164,361
350,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A	4.00%	10/01/23	377,832
500,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A	4.00%	10/01/25	570,263
				6,055,173
	Arizona – 3.0%
110,000	AZ St Indl Dev Auth Edu Rev Greathearts AZ Proj, Ser A	4.00%	07/01/23	117,857
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/27	1,240,071
1,000,000	Coconino Cnty AZ Poll Controlcorp Ref NV Pwr Company Remk, Ser A, AMT (Mandatory put 03/31/23)	1.88%	09/01/32	1,024,268
95,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Royal Oaks Life Care Cmnty	4.00%	05/15/29	102,998
615,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Sch Proj	5.00%	07/01/24	693,897
580,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Basis Sch (a)	5.00%	07/01/35	651,885
				3,830,976
	Arkansas – 0.2%
110,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/23	115,435
140,000	AR St Dev Fin Auth Hlthcare Facs Rev Carti Surgery Ctr Proj, Ser B	4.00%	07/01/25	152,239
				267,674
	California – 7.1%
25,000	CA St Enterprise Dev Auth Stdt Hsg Rev M@College Proj, Ser A	5.00%	08/01/23	27,372
50,000	CA St Enterprise Dev Auth Stdt Hsg Rev M@College Proj, Ser A	5.00%	08/01/24	56,823
205,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.00%	03/01/23	220,811
405,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	4.00%	03/01/33	428,720
385,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	476,105

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$300,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	$334,848
900,000	CA St Ref Various Purp	4.00%	11/01/24	1,012,006
25,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/22	25,901
40,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/23	42,650
50,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/24	54,668
80,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/25	89,063
325,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/24	352,368
355,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/25	391,202
215,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C	4.00%	08/01/23	229,636
115,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	3.00%	09/01/23	120,327
100,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/26	112,774
295,000	Fontana CA Spl Tax Summit at Rosena Phase One	3.00%	09/01/24	314,261
160,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Enhanced Asset Bkd, Ser A	5.00%	06/01/30	174,209
195,000	Hemet CA Unif Sch Dist Facs Dist Spl Tax Ref	4.00%	09/01/25	217,421
25,000	Irvine CA Impt Bond Act 1915 Ltd Oblig Re-Assmnt Dist #13-1	5.00%	09/02/23	27,623
400,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/22	425,974
290,000	Los Angeles CA Dept of Arpts Arpt Rev Sub, Ser A, AMT	4.00%	05/15/36	328,138
105,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/21	105,205
85,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/23	88,919
90,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/24	95,820
365,000	Rio Vista CA Pub Fing Auth Spl Tax Rev Ref	5.00%	09/01/24	414,667
630,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.00%	09/01/27	669,790
195,000	Riverside CA Unif Sch Dist Cmnty Facs Dt #33 Citrus Heights II Spl Tax	3.00%	09/01/24	206,326
240,000	Roseville CA Fin Auth Spl Tax Rev Ref, Ser A	5.00%	09/01/25	286,241
60,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/24	63,447
70,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/25	74,860
85,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	4.00%	09/01/26	95,902
100,000	San Diego Cnty CA Regl Arpt Auth Subord Ref, Ser A	5.00%	07/01/24	113,921
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref 2nd Ser, Ser A	4.00%	05/01/26	164,023
200,000	San Francisco CA City & Cnty Dcnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (a)	4.00%	09/01/26	225,716
150,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/25	166,137
400,000	San Francisco City & Cnty CA Cmnty Facs Dist #2016-1, Ser 2021	4.00%	09/01/26	450,019
175,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/25	195,344
100,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/26	113,721
50,000	Temecula CA Pub Fing Auth Spl Tax Ref, BAM	5.00%	09/01/25	59,634
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$125,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp Class 1, Ser A	5.00%	06/01/25	$146,821
				9,199,413
	Colorado – 1.3%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp	5.00%	12/15/28	561,630
110,000	CO St Eductnl & Cultural Facs Auth Rev Ref Chrt Sch Stargate Chrt Sch Proj, Ser A	5.00%	12/01/25	130,567
100,000	CO St Eductnl & Cultural Facs Auth Rev Ref N Star Acdmy Chrt Sch Proj	4.00%	11/01/23	108,149
130,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	150,659
80,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser A	3.25%	09/01/25	88,397
190,000	CO St Hlth Facs Auth Rev Ref Parkview Med Cntr, Ser B	5.00%	09/01/28	220,769
100,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/21	101,571
125,000	Crystal Vly CO Met Dist #2 Ref, Ser A, AGM	5.00%	12/01/23	138,655
15,000	E-470 CO Pub Hwy Auth Cap Apprec Sr, Ser B, NATL-RE	(c)	09/01/23	14,879
105,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/34	122,283
				1,637,559
	Connecticut – 2.7%
100,000	CT St	5.00%	08/01/31	117,379
50,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser E	5.00%	07/01/25	56,679
170,000	CT St Hlth & Eductnl Facs Auth Rev Ref	5.00%	07/01/29	198,147
650,000	CT St Hlth & Eductnl Facs Auth Rev Temps 50 Mclean Issue, Ser B-2 (a)	2.75%	01/01/26	658,683
50,000	CT St Spl Tax Oblig Rev Ref Transprtn Infra, Ser B	5.00%	08/01/27	59,129
165,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	09/01/33	187,942
130,000	CT St, Ser E	5.00%	09/15/25	155,022
100,000	CT St, Ser F	2.00%	11/15/21	100,557
315,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/23	344,333
145,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/24	164,658
200,000	Hamden CT Ref, Ser A, BAM	5.00%	08/01/25	234,602
25,000	Univ of CT CT Ref, Ser A	5.00%	03/15/27	29,982
970,000	Univ of CT CT, Ser A	5.00%	11/01/26	1,193,724
25,000	Univ of CT CT, Ser A	5.00%	11/01/35	31,675
				3,532,512
	Florida – 7.8%
150,000	Alachua Cnty FL Hlth Facs Auth Shands Teaching Hosp & Clinics, Ser A	5.00%	12/01/26	171,971
500,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	2.38%	05/01/26	502,196
250,000	Berry Bay Cdd FL Spl Assmt Rev Assmt Area 1	2.63%	05/01/26	253,581
250,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	254,010
550,000	FL St Brd of Governors FL Intl Univ Dorm Rev Ref, Ser A, BAM	5.00%	07/01/27	687,172
110,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/24	119,274
330,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/25	365,321
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	174,785

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$150,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/28	$173,854
105,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	4.00%	06/01/24	113,027
100,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj	4.00%	06/01/25	109,617
245,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	3.00%	11/01/24	250,377
405,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (a)	3.00%	05/01/25	415,831
450,000	Hollywood Beach FL Cmnty Dev Dist Rev Cdd Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/23	494,853
575,000	Hollywood Beach FL Cmnty Dev Dist Rev Cdd Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/24	656,931
210,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	221,913
100,000	Lakeland FL Hosp Sys Rev Lakeland Regl Hlth	5.00%	11/15/33	115,665
230,000	Lakes of Sarasota Cdd FL Impt Rev Phase 1 Proj, Ser A-1	2.75%	05/01/26	232,974
170,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	5.00%	05/01/25	197,833
635,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	740,887
500,000	Mirada Ii Cmnty Dev Dist FL Cap Impt Rev	2.50%	05/01/26	505,801
25,000	Orange Cnty FL Hlth Facs Auth Rev Ref Presbyterian Retmnt Cmntys	5.00%	08/01/31	27,779
160,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	191,849
230,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/22	233,193
100,000	Poinciana FL W Cdd Spl Assmnt Ref Sr, Ser 1, AGM	3.60%	05/01/26	111,672
125,000	Rhodine Road N CDD FL Spl Assmnt	3.50%	05/01/24	128,894
115,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/23	123,104
145,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/24	158,657
385,000	Sarasota Natl FL Cdd Spl Assmnt Ref	3.00%	05/01/23	397,330
375,000	Sarasota Natl FL Cdd Spl Assmnt Ref	3.00%	05/01/24	391,197
240,000	Sarasota Natl FL Cdd Spl Assmnt Ref	3.00%	05/01/25	251,804
250,000	Shingle Creek at Bronson Cdd FL Spl Assmnt	2.50%	06/15/26	253,025
350,000	Six Mile Creek FL Cdd Capital Impt Rev Assmnt Area 3 Phase 1	2.50%	05/01/26	353,318
30,000	Tampa FL Capital Impt Cigarette Tax Allocation H Lee Moffitt Cancer Ctr Proj, Ser A	5.00%	09/01/24	34,330
375,000	V Dana Cdd FL Spl Assmnt Cdd Assmnt Area One 2021 Proj	2.60%	05/01/26	380,196
130,000	Vlg FL CDD #6 Spl Assmnt Rev Ref	4.00%	05/01/25	144,024
250,000	Westside Haines City Cdd Spl Assmnt Assmnt Area One Proj	2.50%	05/01/26	250,230
				10,188,475
	Georgia – 2.7%
100,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk (Mandatory put 06/13/24)	2.15%	10/01/32	105,008
155,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	4.00%	07/01/22	159,378
175,000	Gainesville & Hall Cnty GA Hosp Auth Ref NE GA Hlth System Inc Proj, Ser A	5.00%	02/15/24	196,057
190,000	Glynn Brunswick GA Memorial Hosp Auth Ref Antic Ctfs SE GA Hlth	5.00%	08/01/23	207,214
715,000	Madison Cnty GA Sch Dist Ref Capital Impt Proj, COPS	4.00%	05/01/25	805,900
95,000	Main Street Nat Gas Inc GA Gas Rev, Ser A	5.50%	09/15/23	105,346
830,000	Main Street Nat Gas Inc GA Gas Rev, Ser B	5.00%	03/15/22	854,156
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$240,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/25	$280,839
500,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C	5.00%	09/01/26	607,503
165,000	Muni Elec Auth of GA Ref Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	01/01/27	203,473
				3,524,874
	Hawaii – 0.1%
100,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr First Bd Resolution, Ser B	4.00%	07/01/32	113,380
	Illinois – 9.8%
135,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	134,050
175,000	Chicago IL Brd of Edu Green Bond, Ser E	5.13%	12/01/32	197,800
1,000,000	Chicago IL Brd of Edu Ref, Ser A	4.00%	12/01/21	1,011,948
190,000	Chicago IL Brd of Edu Ref, Ser A, AMBAC	5.50%	12/01/23	210,796
400,000	Chicago IL Brd of Edu Ref, Ser C	5.00%	12/01/22	424,082
540,000	Chicago IL Park Dist Ref Ltd Tax, Ser B	5.00%	01/01/28	593,982
135,000	Chicago IL Park Dist Ref, Ser C	5.00%	01/01/25	137,531
50,000	Chicago IL Ref Proj, Ser A	5.00%	01/01/27	55,156
210,000	Chicago IL Ref, 2003B Remk	5.00%	01/01/26	240,525
100,000	Chicago IL Ref, 2003B Remk	5.13%	01/01/27	114,641
110,000	Chicago IL Ref, Ser C	5.00%	01/01/26	130,216
260,000	Chicago IL Ref, Ser C	5.00%	01/01/35	300,077
65,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	61,332
500,000	Chicago IL Wstwtr Trans Rev Ref Second Lien Remk, Ser C	5.00%	01/01/27	577,290
100,000	Chicago IL Wstwtr Trans Rev Ref Second Lien, Ser B	5.00%	01/01/24	111,067
325,000	Chicago IL Wtrwks Rev 2nd Lien Proj	5.00%	11/01/27	371,379
100,000	Chicago IL, Ser A	5.00%	01/01/26	114,536
90,000	Ford Champaign Etc Cntys IL Cmnty Unit Sch Dist #10 Sch Bldg, Ser A, AGM	4.00%	12/01/25	103,198
160,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	167,075
250,000	IL St	5.00%	03/01/22	256,995
395,000	IL St	5.00%	05/01/23	427,347
125,000	IL St	5.00%	05/01/24	140,678
90,000	IL St	5.00%	06/01/27	107,865
170,000	IL St	4.00%	01/01/31	189,650
195,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Facility Proj	5.00%	10/01/24	221,860
50,000	IL St Ref	5.00%	08/01/21	50,000
85,000	IL St Ref	4.00%	08/01/25	88,041
70,000	IL St, Ser A	5.25%	05/01/22	72,643
100,000	IL St, Ser A	4.00%	01/01/24	101,582
15,000	IL St, Ser A	4.00%	01/01/25	15,229
700,000	IL St, Ser C	5.00%	11/01/29	860,978
280,000	IL St, Ser D	5.00%	11/01/23	309,135
370,000	IL St, Ser D	5.00%	11/01/24	424,031
700,000	Macon Cnty IL Sch Dist #61, AGM	4.00%	12/01/25	792,054
650,000	Northern IL Univ Revs Brd of Trustees Aux Facs Sys Rev N IL Univ Ref, BAM	5.00%	10/01/25	764,213
515,000	Railsplitter IL Tobacco Stlmt Auth	5.00%	06/01/27	622,445
495,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/27	575,095
570,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/31	659,147
600,000	Sthrn IL St Univ Ref Sthrn IL Univ Hsg and Aux Facs Sys, Ser A, BAM	4.00%	04/01/25	674,564

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$365,000	Univ of IL IL Rev Ref Auxiliary Facs Sys, Ser A	5.00%	04/01/22	$376,835
				12,787,068
	Indiana – 2.2%
1,010,000	Brownsburg IN 1999 Sch Bldg Corp, BANS (a)	1.50%	05/13/22	1,012,478
125,000	IN Bond Bank Rev Hamilton Co Projs, CABS	(c)	01/15/26	121,020
215,000	IN St Bond Bank Spl Prog Gas Rev, Ser A	5.25%	10/15/21	217,107
675,000	Indianapolis IN Loc Pub Impt Bond Bank Ref Cityway 1 Proj, Ser B	5.00%	02/01/35	750,316
100,000	La Porte IN Wtrwks Rev, AGM	4.00%	01/01/24	107,766
105,000	La Porte IN Wtrwks Rev, AGM	4.00%	07/01/24	114,708
545,000	Merrillville IN Conservancy Dist	3.00%	01/15/23	565,109
				2,888,504
	Kentucky – 2.0%
240,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, NATL-RE	(c)	10/01/25	226,865
20,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/25	22,873
355,000	KY St Hgr Edu Stdt Loan Corp Sr, Ser A, AMT	5.00%	06/01/26	417,559
255,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser B (Mandatory put 01/01/25)	4.00%	01/01/49	283,611
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	12/01/21	354,444
75,000	KY St Pub Energy Auth Gas Sply Rev, Ser A (Mandatory put 06/01/26)	4.00%	12/01/50	86,750
105,000	KY St Pub Energy Auth Gas Sply Rev, Ser A-1 (Mandatory put 06/01/25)	4.00%	12/01/49	118,211
140,000	KY St Univ KY St Univ Proj, COPS, BAM	5.00%	11/01/25	165,156
125,000	KY St Univ KY St Univ Proj, COPS, BAM	5.00%	11/01/26	151,307
210,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AGM	5.00%	10/01/34	255,675
450,000	Univ of Louisville KY Ref, Ser A	5.00%	03/01/27	537,233
				2,619,684
	Louisiana – 2.0%
20,000	New Orleans LA Aviation Brd Gen Arpt N Term, Ser B, AMT	5.00%	01/01/28	24,434
455,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	521,163
100,000	New Orleans LA Aviation Brd, Ser B, AMT, AGM	5.00%	01/01/32	114,724
150,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/26	179,052
350,000	New Orleans LA Wtr Rev Wtr Rev	5.00%	12/01/28	415,681
500,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-1 (Mandatory put 07/01/24)	2.13%	06/01/37	519,612
550,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-2 (Mandatory put 07/01/26)	2.38%	06/01/37	583,433
250,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser C, BAM	5.00%	12/01/24	288,052
				2,646,151
	Maryland – 0.6%
115,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/23	123,305
300,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	4.00%	07/01/24	332,319
150,000	Howard Cnty MD Ref Consol Pub Impt, Ser B	5.00%	02/15/24	168,619
100,000	Maryland St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	5.00%	06/01/28	126,459
				750,702
	Massachusetts – 1.5%
350,000	MA St Clg Bldg Auth, Ser A	5.00%	05/01/28	380,012
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Massachusetts (Continued)
$200,000	MA St Dev Fin Agy Rev Umass Darthmouth Stdt Hsg Proj	5.00%	10/01/21	$201,255
575,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/24	650,552
500,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/25	585,322
135,000	MA St Eductnl Fing Auth, Ser A, AMT	5.00%	01/01/26	154,631
				1,971,772
	Michigan – 3.0%
70,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/30	78,720
20,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	22,485
100,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bond, Ser A	5.00%	07/01/25	117,915
575,000	Kalamazoo MI Econ Dev Corp Heritage Cmnty of Kalamazoo Revel Creek Proj Temps 60, Ser B2	2.63%	05/15/25	576,975
110,000	MI St Fin Auth Rev Ref Ascension Sr Credit Grp Remk, Ser E-1 (Mandatory put 08/15/24)	4.00%	11/15/44	122,593
300,000	MI St Fin Auth Rev Ref Beaumont Hlth Credit Grp	5.00%	08/01/28	341,830
55,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	62,694
100,000	MI St Fin Auth Rev Ref Hosp Beaumont Hlth Credit Grp	5.00%	11/01/21	101,211
150,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D1, AGM	5.00%	07/01/28	176,553
135,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D2, AGM	5.00%	07/01/24	153,202
935,000	MI St Fin Auth Rev Ref Loc Govt Loan Prog Great Lakes Wtr Auth, Ser D2, AGM	5.00%	07/01/28	1,065,749
250,000	MI St Fin Auth Rev Sr Lien Great Lakes Wtr Auth, Ser C-3, AGM	5.00%	07/01/27	285,353
90,000	MI St Hosp Fin Auth Ref Mclaren Hlthcare, Ser A	5.00%	06/01/24	93,660
235,000	Wayne Cnty MI Arpt Auth Rev Detroit Met Wayne Cnty Arpt, Ser C, AMT	5.00%	12/01/29	269,002
270,000	Wayne Cnty MI Arpt Auth Rev Detroit Met Wayne Cnty Arpt, Ser C, AMT	5.00%	12/01/30	308,874
90,000	Wayne Cnty MI Arpt Auth Rev Ref, Ser F, AMT	5.00%	12/01/25	107,466
				3,884,282
	Minnesota – 0.2%
200,000	Duluth MN Econ Dev Auth Rev Ref Benedictine Hlth Sys, Ser A	3.00%	07/01/24	210,033
	Missouri – 2.0%
375,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/25	426,197
385,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/26	446,439
200,000	Jackson Cnty MO Spl Oblg Rirr Right of Way Proj	4.00%	12/01/27	230,812
140,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	3.00%	08/01/23	147,770
305,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	4.00%	08/01/25	346,517
350,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	397,201
235,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs	5.00%	02/01/23	251,237
125,000	Plaza at Noahs Ark Cmnty Impt Dist MO Tax Incr & Impt Ref	3.00%	05/01/22	126,288
200,000	Plaza at Noahs Ark Cmnty Impt Dist MO Tax Incr & Impt Ref	3.00%	05/01/24	206,124
				2,578,585
	Montana – 0.5%
240,000	Forsyth MT Poll Control Rev Ref Puget Sound Energy Proj, Ser A (Mandatory put 03/01/23)	3.90%	03/01/31	250,766

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Montana (Continued)
$150,000	MT St Fac Fin Auth Hlthcare Facs Rev MT Children’s Home and Hosp Proj, Ser A	4.00%	07/01/24	$162,736
155,000	MT St Fac Fin Auth Hlthcare Facs Rev MT Children’s Home and Hosp Proj, Ser A	4.00%	07/01/25	171,967
				585,469
	Nebraska – 1.0%
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	441,841
150,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.25%	09/01/37	158,086
70,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	78,197
175,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4 (Mandatory put 01/01/24)	5.00%	03/01/50	193,589
330,000	Centrl Plains Energy Proj NE Gas Proj Rev Ref Proj #3, Ser A	5.00%	09/01/26	403,138
				1,274,851
	Nevada – 1.8%
500,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A, BAM	5.00%	06/15/30	619,210
750,000	Director of the St of NV Dept of Busn & Ind Var Brightline W Psngr Rail Proj Remk, Ser A, AMT (Mandatory put 02/01/22) (a)	0.25%	01/01/50	750,172
315,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	345,238
125,000	Reno NV Capital Impt Rev Ref, Ser A-1, AGM	5.00%	06/01/25	146,184
500,000	Yerington NV USDA Interim Debs	1.63%	11/01/23	505,149
				2,365,953
	New Hampshire – 0.2%
220,000	Natl Fin Auth NH Sr Living Rev Ref Springpoint Sr Living	4.00%	01/01/24	238,375
	New Jersey – 4.8%
1,100,000	Middlesex Cnty NJ Ref Civic Square IV Redev, COPS	5.00%	10/15/31	1,281,830
1,000,000	NJ St Covid-19 Go Emergency Bonds, Ser A	5.00%	06/01/25	1,176,551
255,000	NJ St Econ Dev Auth Ref, Ser A	4.13%	06/15/27	288,098
110,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser PP	3.50%	06/15/27	117,838
35,000	NJ St Econ Dev Auth Rev Ref Sch Facs Constr, Ser PP	5.00%	06/15/27	39,572
590,000	NJ St Econ Dev Auth Rev Ref Sch Facs Construction, Ser NN	5.00%	03/01/29	633,436
265,000	NJ St Econ Dev Auth Rev Ref Sch Facs Construction, Ser PP, AGM	5.00%	06/15/25	300,824
220,000	NJ St Econ Dev Auth Rev, Ser WW	5.00%	06/15/34	256,563
655,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser B, AMT	5.00%	12/01/25	774,080
50,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(c)	12/15/25	48,079
170,000	NJ St Transprtn Trust Fund Auth Fed Hwy Reimb Nts, Ser A-1, GARVEE	5.00%	06/15/27	204,891
140,000	NJ St Transprtn Trust Fund Auth Ref Fed Hwy Reimb Nts, Ser A, GARVEE	5.00%	06/15/29	166,891
405,000	NJ St Transprtn Trust Fund Auth Sys Remk, Ser C	5.25%	06/15/32	468,284
260,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/22	270,837
160,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/25	181,066
60,000	NJ St Turnpike Auth, Ser E	5.00%	01/01/31	69,186
				6,278,026
	New York – 4.8%
150,000	Met Transprtn Auth NY Rev Ref, Ser F	5.00%	11/15/26	178,065
785,000	Met Transprtn Auth NY Rev Transprtn, Subser C-2, BANS	5.00%	09/01/21	787,946
750,000	Met Transprtn Auth NY Rev, Ser A-2S, BANS	4.00%	02/01/22	763,925
305,000	Met Transprtn Auth NY Rev, Ser D-1, BANS	5.00%	09/01/22	320,685
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$1,000,000	NY NY Adj Fiscal 2020, Subser B-3 (b)	0.13%	10/01/46	$1,000,000
125,000	NY NY, Ser G	4.00%	08/01/29	136,664
460,000	NY NY, Ser J	5.00%	08/01/21	460,000
250,000	NY NY, Subser F-1	5.00%	03/01/27	268,744
255,000	NY St Dorm Auth St Personal Income Tax Rev, Ser B	5.00%	03/15/30	262,744
100,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc Laguardia Arpt Terminals C&D Redev, AMT	5.00%	01/01/22	101,942
500,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	2.25%	08/01/26	519,204
200,000	NY St Transprtn Dev Corpspl Fac Rev Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser C	5.00%	12/01/24	231,234
125,000	NY St Transprtn Dev Corpspl Fac Rev Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser C	5.00%	12/01/25	149,556
15,000	Port Auth of NY & NJ NY Consol One Hundred Eighty Fifth Ref, AMT	5.00%	09/01/23	16,486
855,000	Port Auth of NY & NJ NY Ref, Ser 223, AMT	5.00%	07/15/25	1,005,854
				6,203,049
	North Carolina – 0.5%
415,000	NC St Agric & Tech Univ Ref Gen, Ser A	5.00%	10/01/40	489,746
190,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	4.00%	05/01/24	208,601
				698,347
	North Dakota – 1.5%
500,000	Horace ND Ref & Impt, Ser A	1.90%	08/01/22	500,517
1,000,000	Larimore ND Loan Anticipation Temp Impt Bonds	0.85%	05/01/24	1,001,340
460,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/22	477,773
				1,979,630
	Ohio – 0.5%
75,000	NE OH Med Univ Gen Recpts Ref, Ser A	5.00%	12/01/24	85,372
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	523,556
				608,928
	Oklahoma – 1.2%
1,085,000	OK St Dev Fin Auth Gilcrease Expressway W Proj P3 Proj, AMT	1.63%	07/06/23	1,096,824
495,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/22	516,643
				1,613,467
	Oregon – 1.3%
500,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Temps 50 Rose Villa Proj, Ser B2	2.75%	11/15/25	502,521
130,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	157,080
1,000,000	Yamhill Cnty OR Hosp Auth Friendsview Temps 50, Ser B-3	1.75%	11/15/26	1,002,554
				1,662,155
	Pennsylvania – 7.9%
750,000	Allentown PA City Sch Dist Tax and Rev Antic Nts	1.00%	03/31/22	750,232
280,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	4.00%	07/01/22	287,909
295,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/23	317,630
660,000	Dauphin Cnty PA Gen Auth Hlthsys Rev Ref Pinnacle Hlth Sys Proj, Ser A	4.00%	06/01/32	758,638
90,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/24	103,537

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$390,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/28	$456,982
140,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/30	162,812
50,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/24	55,763
75,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/25	86,465
75,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/26	89,058
500,000	Lancaster PA Ref, BAM	5.00%	05/01/25	584,500
80,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	5.00%	03/01/24	87,915
150,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	5.00%	03/01/25	169,637
255,000	Lehigh Cnty PA Gen Purp Auth Revs Ref Lehigh Carbon Cmnty Clg, Ser 2016, BAM	5.00%	11/01/26	311,007
245,000	Monroeville PA Fin Auth Upmc Rev	5.00%	02/15/30	257,454
100,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/23	103,884
200,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/21	201,615
345,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	4.00%	12/01/22	360,581
400,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/25	468,309
210,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/27	251,613
180,000	PA St Econ Dev Fing Auth Rev Ref Upmc	4.00%	03/15/35	206,953
500,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Repub Svcs Inc Proj Remk, Ser B-1, AMT (Mandatory put 10/15/21)	0.20%	04/01/49	500,037
460,000	PA St Econ Dev Fing Auth Upmc Rev Ref, Ser A	5.00%	11/15/29	578,917
495,000	PA St Hsg Fin Agy SF Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	536,374
475,000	PA St Turnpike Commn Turnpike Rev Ref Sub	5.00%	06/01/27	565,991
80,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	95,109
100,000	PA St Turnpike Commn Turnpike Rev Sub, Ser A	5.00%	12/01/21	101,607
30,000	PA St Turnpike Commn Turnpike Rev Subord, Ser A-1	5.00%	12/01/30	35,601
570,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (a)	5.00%	06/15/24	637,190
300,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (a)	5.00%	06/15/25	345,893
135,000	Philadelphia PA Gas Wks Rev Ref	5.00%	08/01/29	158,532
35,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	44,016
25,000	Philadelphia PA Ref, Ser A	5.25%	07/15/28	27,968
475,000	Scranton PA Sch Dist Ref, Ser D	5.00%	06/01/27	557,078
				10,256,807
	Puerto Rico – 0.6%
388,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/24	374,069
328,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/27	301,151
168,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(c)	07/01/29	146,943
				822,163
	Rhode Island – 0.4%
445,000	RI St Hlth & Eductnl Bldg Corp Pub Schs Rev Ref Providence Pub Bldg Auth, AGM	5.00%	05/15/28	519,261
	South Dakota – 0.4%
295,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/35	346,113
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Dakota (Continued)
$100,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/25	$107,979
100,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/26	109,327
				563,419
	Tennessee – 2.6%
145,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Trevecca Nazarene Univ Proj, Ser B	4.00%	10/01/26	168,108
350,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Vanderbilt Univ Med Ctr, Ser A	5.00%	07/01/40	420,285
300,000	Tennergy Corp TN Gas Rev, Ser A	4.00%	09/01/25	342,877
500,000	Tennergy Corp TN Gas Rev, Ser A	4.00%	03/01/26	577,579
210,000	TN Energy Acq Corp Cmdy Proj Rev the TN Energy Acq Corp Cmdy Proj, Ser A	5.00%	11/01/24	240,424
105,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	119,323
920,000	TN St Energy Acq Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	975,700
315,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	379,627
100,000	TN St Energy Acq Corp Gas Rev, Ser C	5.00%	02/01/22	102,369
				3,326,292
	Texas – 9.6%
500,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/33	569,357
125,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	134,783
505,000	Bexar Cnty TX Rev Ref Tax Exempt Venue Proj	4.00%	08/15/35	594,847
240,000	Brazoria Cnty TX Ref	5.00%	03/01/27	289,640
295,000	Celina TX Spl Assmt Rev Ref The Lakes at Mustang Ranch Pub Impt Dt Phase #1 Proj, BAM	4.00%	09/01/24	321,041
150,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/22	152,961
85,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/27	101,410
1,250,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/46	1,467,662
150,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/25	173,574
25,000	Centrl TX Regl Mobility Auth Rev Sr Lien, Ser A	5.00%	01/01/29	29,203
35,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Sch, Ser B	5.00%	08/15/24	39,802
207,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	3.38%	09/15/26	207,949
150,000	Dallas TX Ref	5.00%	02/15/27	167,724
465,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/25	467,922
560,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/27	556,888
380,000	Harris Cnty TX Cultural Edu Facs Fin Corp Med Facs Rev Ref Baylor Clg of Med	5.00%	11/15/23	420,751
1,275,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	1,530,209
200,000	Houston TX Hgr Edu Fin Corp Edu Rev Ref Harmony Pub Schs, Ser A	5.00%	02/15/22	205,209
365,000	Lower CO River TX Auth Trans Contract Rev Ref Lcra Trans Srvcs Corp Proj	5.00%	05/15/29	412,382
435,000	Lower Colorado River TX Auth Trans Contract Rev Ref	5.00%	05/15/23	473,219
500,000	Matagorda Cnty TX Nav Dist #1 Var Rev Cent Pwr & Lt Ref Remk, AMT (Mandatory put 09/01/23)	0.90%	05/01/30	504,391
275,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/24	299,450
200,000	Mesquite TX Indep Sch Dist Ref, Ser A	5.00%	08/15/27	245,335

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 08/02/21)	0.20%	05/01/50	$1,000,000
45,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser B	5.00%	01/01/31	53,034
120,000	New Hope Cultural Ed Facs Fin Corp TX Retmnt Fac Rev Ref Wesleyan Homes Inc Proj Fin Corp	3.00%	01/01/24	120,805
155,000	Oak Point TX Spl Assmnt Rev Wildridge Pub Impt Dist #1 Impt Area #2 Proj Accd Inv (a)	3.50%	09/01/23	158,516
110,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/21	110,000
130,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/25	155,280
50,000	San Antonio TX Tax Nts	5.00%	08/01/21	50,000
700,000	TX St Muni Gas Acq & Sply Corp III Gas Sply Rev Ref	5.00%	12/15/24	807,171
500,000	TX St Pub Fin Auth Ref Sthrn Univ Fing Sys, BAM	5.00%	11/01/21	505,732
100,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	112,716
				12,438,963
	Utah – 0.1%
135,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Spectrum Acdmy Proj	4.00%	04/15/24	146,834
	Vermont – 0.1%
140,000	Burlington VT, Ser B	5.00%	11/01/21	141,668
	Virginia – 0.2%
100,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/25	116,698
125,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/26	150,148
				266,846
	Washington – 0.4%
150,000	Seattle WA Wtr Sys Rev Ref & Impt	5.00%	05/01/28	175,228
105,000	Tobacco Stlmt Auth WA Tobacco Stlmt Rev Ref	5.00%	06/01/23	114,116
195,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (a)	5.00%	12/01/24	225,243
				514,587
	West Virginia – 0.4%
500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	550,256
	Wisconsin – 3.0%
185,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/25	211,282
425,000	Pub Fin Auth WI Rev Roseman Univ of Hlth Sciences Proj (a)	3.00%	04/01/25	442,406
1,435,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2020-XF2887 (a) (b)	0.25%	06/15/38	1,435,000
810,000	WI St Hlth & Eductnl Facs Auth Rev Ref Ascension Hlth Credit Grp, Ser A	5.00%	11/15/36	974,644
500,000	WI St Hlth & Eductnl Facs Auth Rev Ref Marshfield Clinic Hlth Sys Inc, Ser B1 (Mandatory put 02/15/25)	5.00%	02/15/52	568,757
85,000	WI St Hlth & Eductnl Facs Auth Rev Ref Prohealth Care Oblig Grp	5.00%	08/15/30	96,689
155,000	WI St Hlth & Eductnl Facs Auth Rev Three Pillars Sr Living Cmntys, Ser A	4.00%	08/15/24	170,620
				3,899,398
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wyoming – 0.2%
$200,000	Laramie Cnty WY Hosp Rev Ref Cheyenne Regl Med Ctr Proj	4.00%	05/01/26	$231,759

Total Investments – 96.9%	125,873,320
(Cost $123,211,154) (d)
Net Other Assets and Liabilities – 3.1%	4,057,861
Net Assets – 100.0%	$129,931,181

Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury Long Bonds	Short	4	Sep 2021	$ (658,875)	$(31,938)
U.S. Treasury Ultra 10-Year Notes	Short	14	Sep 2021	(2,103,500)	(75,906)
Total Futures Contracts				$(2,762,375)	$(107,844)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2021, securities noted as such amounted to $7,666,962 or 5.9% of net assets.
(b)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	Zero coupon bond.
(d)	Aggregate cost for federal income tax purposes was $123,040,201. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,730,422 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $5,147. The net unrealized appreciation was $2,725,275. The unrealized amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
COPS	Certificates of Participation
GARVEE	Grant Anticipation Revenue Vehicle
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 125,873,320	$ —	$ 125,873,320	$ —

LIABILITIES TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts**	$ (107,844)	$ (107,844)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.
**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 96.2%
	Alabama – 4.5%
$50,000	Albertville AL Warrants, Ser A, BAM	3.50%	06/01/35	$51,415
35,000	Albertville AL Warrants, Ser A, BAM	3.75%	06/01/41	36,063
500,000	Chatom AL Indl Dev Brd Gulf Opportunity Zone Ref Gulf Opportunity Zone Pwr S Energy Corp Proj, AGM	5.00%	08/01/21	500,000
2,750,000	Hlthcare Auth for Baptist Hlth AL Var Ref, Ser B (a)	0.17%	11/01/42	2,750,000
1,155,000	Lower AL Gas Dist Gas Proj Rev Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,319,104
1,425,000	Mizuho Floater Residual Trust Various States Floaters Miz 9024, Ser 2020 (a) (b)	0.27%	12/01/48	1,425,000
700,000	Mobile AL Indl Dev Brd Sol Wst Disp Rev Var AL Pwr Barry Plant (a)	0.04%	06/01/34	700,000
325,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A	4.00%	06/01/23	347,829
270,000	SE AL St Gas Sply Dist Gas Sply Rev Proj #2, Ser A (Mandatory put 06/01/24)	4.00%	06/01/49	295,850
				7,425,261
	Arizona – 1.5%
1,000,000	AZ St Indl Dev Auth Rev Lincoln S Beltway Proj	5.00%	05/01/23	1,082,496
280,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Sch Proj	5.00%	07/01/22	291,060
300,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Legacy Trad Sch Proj	5.00%	07/01/23	324,377
565,000	Maricopa Cnty AZ Poll Controlcorp Poll Control Rev Var Ref Pub Svc Co of NM Palo Verde Proj, Ser A (Mandatory put 06/01/22)	1.05%	01/01/38	569,144
245,000	Salt Verde AZ Finl Corp Sr Gas Rev Sr	5.25%	12/01/23	271,428
				2,538,505
	Arkansas – 0.2%
260,000	Sheridan AR Sch Dist #37 Construction Bonds	3.38%	02/01/43	264,182
	California – 3.1%
40,000	Bay Area CA Toll Auth Toll Bridge Rev San Francisco Bay Area, Ser F-1	5.00%	04/01/24	41,317
20,000	Bay Area CA Toll Auth Toll Bridge Rev San Francisco Bay Area, Ser F-1	5.00%	04/01/31	20,658
210,000	CA Pub Fin Auth Rev Ref Henry Mayo Newhall Hosp, Ser A	4.00%	10/15/21	211,469
2,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Psngrr Rail Proj Remk, Ser A, AMT (Mandatory put 02/01/22) (b)	0.20%	01/01/50	2,000,461
100,000	CA St Ref	5.00%	08/01/21	100,000
75,000	CA St Various Purp	5.00%	10/01/21	75,600
90,000	CA St Various Purp Bid Grp A	5.00%	10/01/21	90,720
225,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C	4.00%	08/01/21	225,000
180,000	Cathedral City CA Redev Agy Successor Agy Tax Allocation Rev Ref Sub Hsg Merged Redev Proj Area, Ser C	4.00%	08/01/22	185,954
90,000	Gilroy CA Unif Sch Dist Ref, AGM	4.00%	08/01/21	90,000
150,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref Enhanced Asset Bkd, Ser A	5.00%	06/01/22	156,074
300,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1	5.00%	06/01/22	311,957
310,000	Long Beach CA Bond Fin Auth Nat Gas Pur Rev, Ser A	5.25%	11/15/23	345,384
125,000	Los Angeles CA Muni Impt Corp Lease Rev Ref Real Ppty, Ser C	5.00%	03/01/24	128,596
150,000	Oakland CA Unif Sch Dist Alameda Cnty, Ser A	4.00%	08/01/21	150,000
295,000	Port of Oakland CA Ref Sr Lien, Ser P, AMT	5.00%	05/01/26	305,709
80,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	4.00%	08/01/21	80,000
185,000	San Diego CA Pub Facs Fing Auth Lease Rev Capital Impt Projs, Ser A	4.50%	04/15/42	190,801

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$90,000	San Diego CA Pub Facs Fing Auth Lease Rev Ref Ballpark	5.00%	10/15/21	$90,857
100,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Spl Facs Lease SFO Fuel Co LLC, Ser A, AMT	5.00%	01/01/23	106,755
250,000	Sthrn CA Pub Pwr Auth Nat Gas Proj Rev Proj No 1, Ser A	5.25%	11/01/22	266,265
				5,173,577
	Colorado – 2.9%
200,000	Breckenridge CO Ref, Ser B, COPS	4.00%	12/01/21	202,466
185,000	CO St Hlth Facs Auth Hosp Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	214,400
100,000	Copperleaf CO Met Dist #2 Ref, BAM	4.00%	12/01/21	101,267
90,000	Denver City & Cnty CO Arpt Rev Sys, Ser A, AMT	5.00%	11/15/22	95,664
215,000	Denver City & Cnty CO Arpt Rev Sys, Ser B	5.00%	11/15/32	228,479
850,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/21	861,836
100,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.25%	11/15/22	101,461
375,000	Denver City & Cnty CO Elevate Denver, Ser A	5.00%	08/01/21	375,000
2,000,000	Denver CO Convention Ctr Hotel Auth Rev Ref Sr	5.00%	12/01/23	2,205,176
200,000	Park Creek CO Met Dist Rev Ref Sr Ltd Property Tax Supported, Ser A	5.00%	12/01/21	203,020
100,000	Vauxmont Met Dist CO Ref Ltd Tax Conv Unltd Sub, AGM	5.00%	12/15/21	101,667
170,000	Woodmen Road CO Met Dist Ref, BAM	4.00%	12/01/22	177,649
				4,868,085
	Connecticut – 2.7%
135,000	Bridgeport CT Ref, Ser C, NATL-RE	5.50%	08/15/21	135,241
3,000,000	Capital City CT Econ Dev Auth Pkg & Energy Fee Rev Adj, Ser B (a)	0.05%	06/15/34	3,000,000
100,000	CT St Hlth & Eductnl Facs Auth Rev Ref Fairfield Univ, Ser S	5.00%	07/01/23	108,826
225,000	CT St Ref, Ser B	5.00%	04/15/23	243,931
100,000	CT St, Ser D	5.00%	11/01/22	101,202
75,000	CT St, Ser F	5.00%	11/15/21	76,055
30,000	Hamden CT, BAM	5.00%	08/15/23	32,846
150,000	Naugatuck CT	5.00%	09/15/21	150,870
265,000	Univ of CT CT Ref, Ser A	5.00%	11/01/22	281,244
100,000	Univ of CT CT Rev, Ser A	4.00%	11/15/21	101,115
280,000	Univ of CT CT, Ser A	5.00%	02/15/29	312,029
				4,543,359
	Florida – 4.8%
565,000	Citizens Property Insurance Corp FL, Ser A1	5.00%	06/01/22	574,062
1,000,000	FL St Hsg Fin Corp Mf Mtge Rev Adj Parrish Oaks, Ser A (Mandatory put 02/01/22)	1.25%	02/01/23	1,005,766
125,000	Fort Pierce FL Redev Agy Redev Rev Ref, BAM	4.00%	05/01/22	128,223
100,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Ref Priority Sub Arpt Facs, AMT	5.00%	10/01/23	110,311
445,000	Hollywood Beach FL Cmnty Dev Dist Rev Cdd Ref Pub Pkg Fac Proj, Ser I	5.00%	10/01/23	489,354
160,000	Hollywood FL Cmnty Redev Agy Redev Rev Ref	5.00%	03/01/23	171,468
30,000	Jacksonville FL Spl Rev Ref	5.00%	10/01/21	30,240
575,000	Jacksonville FL Spl Rev Ref, Ser C	5.00%	10/01/21	579,602
100,000	Jacksonville FL Spl Rev Ref, Ser C	5.00%	10/01/24	105,636
125,000	Jacksonville FL Spl Rev, Ser B-1	5.00%	10/01/21	126,000
110,000	Jea FL Elec Sys Rev Ser Three, Ser A	5.00%	10/01/22	116,240
190,000	Jea FL Elec Sys Rev Sub, Ser A	5.00%	10/01/21	191,499
25,000	Jea FL Elec Sys Rev Sub, Ser A	5.00%	10/01/22	26,418
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$510,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/21	$514,023
425,000	Jea FL Elec Sys Rev Sub, Ser B	5.00%	10/01/22	449,109
25,000	Jea FL Elec Sys Rev Sub, Ser D	5.00%	10/01/22	26,418
60,000	Jea FL Elec Sys Rev Unrefunded Sub, Ser B	5.00%	10/01/23	63,404
245,000	Jea FL Elec Sys Rev Unrefunded, Ser 3-A	5.00%	10/01/23	258,898
60,000	Jea FL Wtr & Swr Rev Ref, Ser A	5.00%	10/01/21	60,470
175,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	5.00%	05/01/25	203,652
95,000	Manatee Cnty FL Port Auth Ref, Ser B, AMT	4.00%	10/01/37	99,173
500,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/28	528,060
395,000	Miami-Dade Cnty FL Spl Oblig Ref Sub, Ser A	5.00%	10/01/27	417,645
105,000	Miami-Dade Cnty FL Spl Oblig Ref Sub, Ser B, AGM	4.00%	10/01/37	109,801
200,000	Miami-Dade Cnty FL Wtr & Swr Rev Ref	5.00%	10/01/21	201,594
695,000	Orlando & Orange Cnty FL Expressway Auth Ref, Ser B, AGM	5.00%	07/01/22	726,371
210,000	Palm Beach Cnty FL Sch Brd Ref, Ser B, COPS	5.00%	08/01/21	210,000
300,000	Pembroke Pines FL Capital Impt Rev Ref, AGM	5.00%	12/01/21	304,833
130,000	Sarasota Cnty FL Util Sys Rev	5.00%	10/01/38	143,778
				7,972,048
	Georgia – 0.3%
195,000	Atlanta GA Wtr & Wstwtr Rev Ref	5.00%	11/01/21	197,367
140,000	Priv Clgs & Univs Auth GA Mercer Univ, Ser A	5.25%	10/01/27	141,154
185,000	Priv Clgs & Univs Auth GA Mercer Univ, Ser A	5.00%	10/01/32	186,451
				524,972
	Hawaii – 0.2%
345,000	HI St Prerefunded, Ser DZ	5.00%	12/01/22	350,561
	Illinois – 8.3%
120,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	119,156
100,000	Chicago IL Brd of Edu Cap Apprec Sch, Ser A, BHAC-CR FGIC	(c)	12/01/22	99,626
1,500,000	Chicago IL Brd of Edu Ref, Ser A	4.00%	12/01/21	1,517,922
765,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/21	776,644
80,000	Chicago IL O’Hare Intl Arpt Rev Ref Gen Sr Lien, Ser C	5.00%	01/01/23	85,510
300,000	Chicago IL Wtr Rev Second Lien	5.00%	11/01/21	303,552
340,000	Chicago IL Wtrwks Rev 2nd Lien Proj	5.00%	11/01/21	344,025
1,000,000	Cook Cnty IL Ref, Ser A	3.00%	11/15/21	1,008,318
150,000	Cook Cnty IL Ref, Ser C	5.00%	11/15/23	159,274
1,500,000	Grundy Kendall & Will Cntys IL Cmnty High Sch Dist #111 Ref	4.00%	11/01/21	1,513,982
100,000	IL St	4.00%	09/01/21	100,304
200,000	IL St	5.00%	03/01/22	205,596
220,000	IL St	5.00%	06/01/22	228,761
430,000	IL St	5.00%	07/01/22	448,806
405,000	IL St	5.00%	05/01/23	438,166
210,000	IL St	4.00%	03/01/26	214,309
1,000,000	IL St Dev Fin Auth Sol Wst Disp Rev Wst Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 11/01/21)	0.55%	11/01/44	1,001,043
180,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Fac Proj	5.00%	10/01/23	197,326
150,000	IL St Fin Auth Rev Ref Osf Hlthcare Sys, Ser A	5.00%	11/15/22	159,220
475,000	IL St Fin Auth Rev Univ of Chicago, Ser A	5.00%	10/01/51	478,764
2,000,000	IL St Fin Auth Rev Var Univ Chicago Med Ctr, Ser A (a)	0.02%	08/01/44	2,000,000
385,000	IL St Ref	5.00%	02/01/22	394,239
50,000	IL St Ref	4.00%	08/01/25	51,789

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$500,000	IL St, Ser A	5.00%	03/01/22	$513,990
200,000	IL St, Ser A	5.00%	04/01/22	206,389
100,000	IL St, Ser A	5.00%	04/01/23	107,816
15,000	IL St, Ser A, AGM	4.00%	01/01/22	15,242
155,000	IL St, Ser D	5.00%	11/01/22	164,180
115,000	Kane Kendall Etc Cntys IL Cmnty Clg Dist #516, Ser A	5.00%	12/15/22	117,095
95,000	Montgomery IL Ref Alt Rev Source	2.63%	12/01/21	95,177
75,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/22	77,023
500,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/23	535,839
				13,679,083
	Indiana – 3.6%
1,015,000	Brownsburg IN 1999 Sch Bldg Corp, BANS (b)	1.50%	05/13/22	1,017,490
85,000	Carmel IN Redev Auth Lease Rental Rev Multipurpose, Ser A	4.00%	08/01/30	88,329
305,000	Carmel IN Redev Auth Lease Rental Rev Multipurpose, Ser A	4.00%	08/01/35	316,945
500,000	Greater Clark IN Bldg Corp	4.00%	01/15/22	508,419
170,000	Greater Clark IN Bldg Corp Greater Clark Sch Corp 1st Mtge Bonds, Ser 2019	4.00%	01/15/22	172,862
1,000,000	Hamilton IN S Estrn Schs	3.00%	12/31/22	1,038,226
70,000	IN Fin Auth IN Wstwtr Util Rev First Lien Cwa Auth, Ser A	5.25%	10/01/25	70,583
80,000	IN Fin Auth IN Wstwtr Util Rev First Lien Cwa Auth, Ser A	5.25%	10/01/31	80,666
85,000	IN Fin Auth IN Wstwtr Util Rev First Lien Cwa Auth, Ser A	5.25%	10/01/38	85,708
175,000	IN St Bond Bank Spl Prog Gas Rev, Ser A	5.25%	10/15/21	176,715
150,000	IN St Fin Auth Rev BHI Sr Living	5.50%	11/15/26	152,281
105,000	IN St Muni Pwr Agy Ref, Ser A	5.00%	01/01/24	116,863
45,000	La Porte IN Wtrwks Rev, AGM	4.00%	07/01/22	46,457
100,000	La Porte IN Wtrwks Rev, AGM	4.00%	07/01/23	106,231
1,400,000	Noblesville IN Multi Sch Bldg Corp Ref 1st Mtge	5.00%	07/15/22	1,447,311
470,000	Saint Joseph Cnty IN Arpt Auth Ref, AMT, BAM	4.00%	01/01/23	494,032
				5,919,118
	Iowa – 2.0%
1,030,000	IA St Fin Auth Midwestern Econ Dev Rev Var Cj Bio Amer Inc Proj (a)	0.06%	04/01/22	1,030,000
1,000,000	IA St Fin Auth Sol Wst Facs Rev Var Green Bond Gevo NW Rng LLC Renewable Natrl Gas Proj, AMT (Mandatory put 04/01/24)	1.50%	01/01/42	1,011,371
1,250,000	IA St Hgr Edu Loan Auth Priv Edu Working Capital Loan Prog, Ser A, RANS	2.00%	05/19/22	1,266,863
				3,308,234
	Kansas – 0.1%
225,000	Wyandotte Cnty KS Unif Sch Dist #202, Ser A, AGM	2.00%	09/01/21	225,318
	Kentucky – 0.3%
50,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1 (Mandatory put 06/01/25)	4.00%	12/01/49	56,242
150,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C	4.00%	08/01/21	150,000
35,000	Lewis Cnty KY Sch Dist Fin Corp, Ser B	2.25%	06/01/22	35,583
300,000	Owen Cnty KY Pub Properties Corp 1st Mtge Rev Ref Court Facs Proj	4.00%	11/01/21	302,632
				544,457
	Louisiana – 3.2%
1,000,000	LA St Gas & Fuels Tax Rev Var Ref Second Lien Remk, Ser D-2 (Mandatory put 05/01/22)	0.55%	05/01/43	1,000,249
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Louisiana (Continued)
$125,000	LA Stadium & Exposition Dist LA Ref Sr, Ser A	5.00%	07/01/28	$136,204
2,400,000	LA Stadium & Exposition Dist LA, BANS	4.00%	07/03/23	2,539,123
15,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/29	17,354
35,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/34	40,493
280,000	New Orleans LA Wtr Rev Ref	5.00%	12/01/44	323,946
500,000	Saint John the Baptist Parish LA Rev Ref Marathon Oil Corp Proj Remk, Ser A-1 (Mandatory put 04/01/23)	2.00%	06/01/37	512,222
185,000	Shreveport LA Wtr & Swr Rev Junior Lien, Ser C, BAM	5.00%	12/01/23	205,073
200,000	Shreveport LA Wtr & Swr Rev Ref	5.00%	12/01/21	203,224
255,000	Shreveport LA Wtr & Swr Rev Ref, Ser A, BAM	5.00%	12/01/22	271,037
				5,248,925
	Maryland – 0.1%
100,000	Harford Cnty MD Spl Oblg Ref Beechtree Estates Proj	3.00%	07/01/22	102,219
80,000	Maryland St Second, Ser B	5.00%	08/01/21	80,000
				182,219
	Massachusetts – 1.0%
750,000	Ludlow MA, BANS	1.00%	09/23/21	750,898
100,000	MA St Eductnl Fing Auth Ref Issue L Sr, Ser B, AMT	5.00%	07/01/22	104,467
150,000	MA St Eductnl Fing Auth Sr, Ser B, AMT	5.00%	07/01/23	163,390
530,000	MA St Port Auth, Ser A, AMT	5.00%	07/01/42	553,394
				1,572,149
	Michigan – 0.1%
100,000	MI St Fin Auth Rev Second Lien Distrib St Aid Rev Chrt Cnty Wayne	5.00%	11/01/22	105,793
55,000	Port Huron MI, Ser B, AGM	5.25%	10/01/40	55,458
				161,251
	Minnesota – 1.0%
1,000,000	Brooklyn Ctr MN Mf Hsg Dev Rev Var Sonder House Apartments Proj (Mandatory put 07/01/22)	1.35%	01/01/37	1,000,881
600,000	Forest Lake MN Indep Sch Dist #831 Ref, Ser A, COPS	4.00%	04/01/23	634,719
60,000	MN St St Trunk Hwy, Ser B	5.00%	10/01/22	60,480
				1,696,080
	Mississippi – 0.6%
500,000	MS St Busn Fin Corp Sol Wst Disp Rev Waste Mgmt Inc Proj Remk (Mandatory put 09/01/21)	0.55%	03/01/29	500,166
400,000	MS St Dev Bank Spl Oblg Jackson Wtr & Swr Sys Proj, AGM	6.75%	12/01/26	455,697
100,000	MS St Dev Bank Spl Oblg Jackson Wtr & Swr Sys Proj, AGM	6.75%	12/01/32	113,475
				1,069,338
	Missouri – 0.6%
500,000	Bridgeton MO Spl Oblig Rev Ref, Ser A	4.00%	12/01/22	524,410
140,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Bethesda Hlth Grp Inc Ref	3.00%	08/01/21	140,000
250,000	Randolph Cnty MO Sch Dist #81 Moberly MO Direct Deposit Prog	5.75%	03/01/26	257,989
				922,399
	Nebraska – 2.5%
300,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	315,600
325,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/27	341,574

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nebraska (Continued)
$405,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/32	$425,744
410,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.25%	09/01/37	432,103
145,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/42	152,427
165,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No 1, Ser A	5.25%	12/01/21	167,754
150,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4	5.00%	01/01/24	167,564
1,855,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj No. 4 (Mandatory put 01/01/24)	5.00%	03/01/50	2,052,047
50,000	NE St Pub Pwr Dist Rev Gen, Ser C	5.00%	01/01/22	50,991
				4,105,804
	Nevada – 3.3%
250,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/21	250,924
160,000	Clark Cnty NV Arpt Rev Ref Sys Sub Lien, Ser A-1, AMT	5.00%	07/01/22	167,117
200,000	Clark Cnty NV Passenger Fac Charge Rev Ref Las Vegas Mccarran Intl Arpt, Ser E	5.00%	07/01/23	218,741
835,000	Clark Cnty NV Sch Dist Ref Bldg, Ser A	5.00%	06/15/23	911,602
675,000	Clark Cnty NV Sch Dist Ref, Ser A	5.00%	06/15/23	736,924
800,000	Clark Cnty NV Sch Dist Various Purp Medium Term, Ser F	5.00%	06/15/22	814,534
750,000	Director of the St of NV Dept of Busn & Ind Var Brightline W Psngr Rail Proj Remk, Ser A, AMT (Mandatory put 02/01/22) (b)	0.25%	01/01/50	750,173
1,600,000	Yerington NV USDA Interim Debs	1.63%	11/01/23	1,616,476
				5,466,491
	New Jersey – 5.2%
100,000	Atlantic City NJ Brd of Edu Ref Sch Bd Res Fd, AGM	4.00%	04/01/23	105,701
125,000	Hamilton Twp NJ Sch Dist, AGM	3.00%	07/15/22	128,325
90,000	Hudson Cnty NJ Impt Auth Rev Cnty Gtd Spl Acq 830 Bergen Ave Acq Proj	5.00%	11/15/31	91,254
1,795,000	Jersey City NJ Muni Utilities Auth Wtr Proj Notes	3.00%	07/01/22	1,839,324
640,000	Jersey City NJ, Ser A, BANS	1.50%	01/12/22	644,197
700,000	NJ St Covid-19 Go Emergency Bonds, Ser A	4.00%	06/01/23	748,771
25,000	NJ St Econ Dev Auth Ref, Ser A, BAM	5.00%	06/15/23	27,284
30,000	NJ St Econ Dev Auth Rev Sch Facs Constr, Ser KK	5.00%	03/01/23	31,551
500,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr Bonds, Ser B, AMT	5.00%	12/01/22	531,099
100,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr, Ser 2015-1A, AMT	5.00%	12/01/24	114,970
255,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser B, AMT	5.00%	12/01/23	282,227
360,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser A	5.50%	12/15/21	367,011
250,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/23	260,385
570,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/28	593,678
300,000	NJ St Transprtn Trust Fund Auth Transprtn Prog, Ser AA	5.00%	06/15/32	312,462
580,000	NJ St Transprtn Trust Fund Auth Transprtn Sys, Ser A	5.00%	06/15/42	604,094
1,000,000	Prospect Park NJ, BANS	2.00%	11/10/21	1,004,417
600,000	Ringwood NJ Brd of Edu Ref, BAM	4.00%	09/01/22	624,876
225,000	Ringwood NJ Brd of Edu Ref, BAM	4.00%	09/01/23	242,871
				8,554,497
	New Mexico – 0.8%
550,000	Farmington NM Poll Control Rev Ref Pub Svc Company Proj Remk, Ser B (Mandatory put 06/01/22)	2.13%	06/01/40	558,317
750,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co of NM Remk, Ser F, AMT (Mandatory put 06/01/22)	1.20%	06/01/40	755,516
				1,313,833
	New York – 13.4%
100,000	Build NYC Res Corp NY Rev Acad Leadership Chrt Sch Proj	4.00%	06/15/23	106,474
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$110,000	Ctr Moriches NY Union Freesch Dist	5.00%	08/01/21	$110,000
1,364,700	E Hampton Town NY, Ser A, BANS	1.25%	08/20/21	1,365,411
2,000,000	Harpursville NY Centrl Sch Dist, BANS	1.25%	06/28/22	2,020,006
600,000	Long Beach NY, BAM	2.00%	09/15/22	612,113
285,000	Met Transprtn Auth NY Rev Transprtn, Ser A-1	5.00%	11/15/23	315,291
100,000	Met Transprtn Auth NY Rev Transprtn, Ser B	5.00%	11/15/22	106,130
120,000	Met Transprtn Auth NY Rev Transprtn, Ser E	5.00%	11/15/22	127,356
410,000	Met Transprtn Auth NY Rev, Ser A-2S, BANS	4.00%	02/01/22	417,612
100,000	Met Transprtn Auth NY Rev, Ser B, NATL-RE, FGIC	5.25%	11/15/21	101,438
1,090,000	Met Transprtn Auth NY Rev, Ser B-1, BANS	5.00%	05/15/22	1,130,741
180,000	Niagara Cnty NY Tobacco Asset Securitization Corp Tobacco As Ref Asset Bkd Bds	5.00%	05/15/22	186,771
2,000,000	NY City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds Var, Ser F-2 (Mandatory put 07/01/25)	0.60%	05/01/61	2,009,105
1,630,000	NY City NY Hsg Dev Corp Rev, Ser A	5.00%	07/01/25	1,770,923
1,695,000	NY City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Var Second Gen Resolution Sub FF-1 (a)	0.02%	06/15/44	1,695,000
1,000,000	NY NY Adj Fiscal 2017, Subser A-5 (a)	0.04%	08/01/44	1,000,000
2,150,000	NY NY Adj Fiscal 2020, Subser B-3 (a)	0.13%	10/01/46	2,150,000
75,000	NY NY Ref, Ser A	5.00%	08/01/21	75,000
1,000,000	NY NY Var Fiscal 2021 Remk, Ser 3 (a)	0.12%	04/01/42	1,000,000
100,000	NY NY, Ser C	5.00%	08/01/23	104,928
125,000	NY St Hsg Fin Agy Affordable Hsg, Ser E	2.13%	11/01/23	125,115
235,000	NY St Hsg Fin Agy Sustainability Bonds, Ser N	1.45%	05/01/23	235,245
180,000	NY St Hsg Fin Agy Sustainability Bonds, Ser Q	1.35%	11/01/23	183,689
895,000	NY St Mtge Agy Homeowner Mtge Rev, Ser 180, AMT	3.90%	04/01/22	913,955
1,000,000	NY St Mtge Agy Homeowner Mtge Rev, Ser 183, AMT	3.75%	04/01/23	1,052,537
175,000	NY St Mtge Agy Rev Mtge, 55th Ser, AMT	2.65%	10/01/23	182,401
265,000	NY St Mtge Agy Rev, Ser 51	2.25%	10/01/23	274,808
410,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/22	435,841
300,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser C	5.00%	12/01/21	304,792
225,000	Port Auth of NY & NJ NY Ref 195th Ser, AMT	5.00%	10/01/21	226,760
100,000	Port Auth of NY & NJ NY Ref Consol Ser 186, AMT	5.00%	10/15/22	105,812
135,000	Port Auth of NY & NJ NY Ref Consolidated Bonds Two Hundred Second, AMT	5.00%	10/15/21	136,311
180,000	Port Auth of NY & NJ NY Ref Consolidated Bonds Two Hundred Second, AMT	5.00%	10/15/22	190,461
165,000	Port Auth of NY & NJ NY Ref, Ser 207, AMT	5.00%	09/15/23	181,638
155,000	Rochester NY, Ser II, BANS	2.00%	08/03/22	157,983
1,000,000	Suffolk Cnty NY, Ser II, TANS	2.00%	08/19/21	1,000,837
				22,112,484
	North Carolina – 0.3%
220,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	3.00%	05/01/22	224,523
105,000	NC St Estrn Muni Pwr Agy Pwr Sys Rev, Ser A	5.00%	01/01/23	109,734
40,000	NC St Estrn Muni Pwr Agy Pwr Sys Rev, Ser A	5.00%	01/01/24	41,803
75,000	Univ of NC NC at Charlotte, Ser A	5.00%	04/01/37	77,459
				453,519
	North Dakota – 1.5%
1,000,000	Horace ND Ref & Impt, Ser A	1.90%	08/01/22	1,001,034
110,000	ND St Hsg Fin Agy Hsg Fin Prog Home Mtge Fin Prog, Ser A	2.30%	01/01/22	110,929

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Dakota (Continued)
$350,000	W Fargo ND Ref, Ser A	2.00%	05/01/22	$354,779
500,000	Watford City ND St Aid Ctfs Indebtedness Ref, AGM	3.00%	12/01/21	503,865
440,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/22	457,000
				2,427,607
	Ohio – 2.8%
70,000	American Muni Pwr OH Inc OH Rev Ref Combined Hydroelec Proj, Ser A	5.00%	02/15/23	75,191
155,000	American Muni Pwr OH Inc OH Rev Ref Prairie St Energy Cmps Proj, Ser A	5.00%	02/15/23	166,495
150,000	Butler Cnty OH Hosp Facs Ref UC Hlth	4.00%	11/15/23	162,531
120,000	Franklin Cnty OH Hosp Rev Facs OH Hlth Corp, Ser A	5.00%	11/15/41	121,690
115,000	Miami Univ OH Ref	4.00%	09/01/23	115,351
280,000	Montgomery Cnty OH Hosp Rev Ref Kettering Hlth Network Oblig Grp Proj	5.00%	08/01/23	307,018
100,000	NE OH Med Univ Gen Recpts Ref, Ser A	3.00%	12/01/22	103,233
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	523,556
75,000	OH St Ref Common Schs, Ser A	5.00%	09/15/21	75,435
3,000,000	Olmsted Falls OH, BANS	1.25%	06/09/22	3,023,373
				4,673,873
	Oklahoma – 2.6%
2,700,000	OK St Dev Fin Auth Gilcrease Expressway W Proj P3 Proj, AMT	1.63%	07/06/23	2,729,423
930,000	OK St Dev Fin Auth Var Solid Waste Disp Remk, Ser A	2.38%	12/01/21	936,828
75,000	OK St Wtr Res Brd Revolving Fund Rev Master Trust, Ser A	5.00%	04/01/25	77,459
90,000	OK St Wtr Res Brd Revolving Fund Rev Master Trust, Ser A	5.00%	04/01/28	92,951
25,000	OK St Wtr Res Brd Revolving Fund Rev Master Trust, Ser B	5.00%	04/01/23	25,820
465,000	Tulsa OK Arpts Impt Trust Ref, Ser A, AMT, BAM	5.00%	06/01/22	483,393
				4,345,874
	Pennsylvania – 5.8%
200,000	Berks Cnty PA Indl Dev Auth Hlth Sys Rev Ref Tower Hlth Proj	5.00%	11/01/22	207,078
900,000	Berks Cnty PA Muni Auth Ref Tower Hlth Proj, Ser A	5.00%	02/01/22	912,799
50,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/22	51,653
55,000	Erie PA Hgr Edu Bldg Auth Aicup Fing Prog Gannon Uni Proj Ref, Ser TT1	5.00%	05/01/23	59,234
165,000	Hermitage PA Muni Auth Ref, Ser C	3.00%	02/01/22	167,246
150,000	Mckeesport PA Area Sch Dist Ref, Ser A, AGM	3.00%	10/01/21	150,698
150,000	Monroeville PA Fin Auth Upmc Rev Ref, Ser B	3.50%	07/01/23	159,612
125,000	PA St Econ Dev Fing Auth Pkg Sys Rev Capitol Region Pkg Sys Sr, Ser A, AGM	5.00%	01/01/23	133,021
3,000,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 10/15/21)	0.18%	04/01/34	3,000,223
750,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Waste Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 08/02/21)	0.70%	08/01/37	750,000
150,000	PA St First Ser	4.00%	11/15/28	151,687
235,000	PA St Turnpike Commn Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/21	238,785
1,280,000	Philadelphia PA Ref, Ser A	5.00%	08/01/21	1,280,000
145,000	Philadelphia PA Ref, Ser A	5.00%	08/01/21	145,000
275,000	Philadelphia PA Ref, Ser A	5.00%	09/15/21	276,574
150,000	Philadelphia PA Ref, Ser A	5.00%	07/15/22	156,984
215,000	Philadelphia PA Ref, Ser A	5.00%	08/01/23	235,927
80,000	Philadelphia PA Wtr & Wstwtr Rev Ref, Ser B	5.00%	11/01/21	80,961
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania (Continued)
$305,000	Philadelphia PA Wtr & Wstwtr Rev, Ser A	5.13%	01/01/43	$311,310
200,000	Riverside PA Sch Dist Ref, BAM	2.00%	10/15/22	204,093
225,000	Riverside PA Sch Dist Ref, BAM	3.00%	10/15/23	238,166
300,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/24	334,215
275,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/25	313,948
70,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/22	73,121
				9,632,335
	South Carolina – 0.9%
500,000	Berkeley Cnty SC Sch Dist Installment Pur Rev Ref Securing Assets for Edu, Ser A	5.00%	12/01/27	554,621
50,000	SC St Pub Svc Auth Rev Ref Oblig Santee Cooper Proj, Ser B	4.00%	12/01/21	50,642
145,000	SC St Pub Svc Auth Rev Ref Obligs, Ser C	5.00%	12/01/22	154,260
60,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser A	5.00%	12/01/28	60,967
90,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser A	5.00%	12/01/29	91,451
100,000	SC St Pub Svc Auth Rev Ref, Ser B	5.00%	12/01/22	106,386
335,000	SC St Pub Svc Auth Rev Santee Cooper, Ser D	5.00%	12/01/43	348,722
90,000	SC St Pub Svc Auth Rev Unrefunded Ref Oblig, Ser B	5.00%	12/01/21	91,451
15,000	Scago SC Eductnl Facs Corp for Pickens Sch Dist Ref	5.00%	12/01/21	15,234
				1,473,734
	Tennessee – 1.7%
100,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Ref Lipscomb Univ Proj, Ser A	5.00%	10/01/21	100,716
135,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Trevecca Nazarene Univ Proj, Ser B	4.00%	10/01/23	145,112
300,000	TN St Energy Acq Corp Gas Rev	5.00%	11/01/22	317,884
970,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/22	1,022,617
445,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/23	490,405
710,000	TN St Energy Acq Corp Gas Rev, Ser C	5.00%	02/01/23	759,666
				2,836,400
	Texas – 8.4%
40,000	Arlington TX Hgr Edu Fin Corp Edu Rev Kipp TX Inc	5.00%	08/15/23	43,906
145,000	Arlington TX Hgr Edu Fin Corp Edu Rev Wayside Schs, Ser A	4.38%	08/15/36	145,205
200,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	215,652
250,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/22	254,935
180,000	Centrl TX Regl Mobility Auth Rev Ref Sr Lien, Ser A, AGM	5.00%	01/01/43	192,540
45,000	Dallas TX Wtrwks & Swr Sys Rev Prerefunded Ref	5.00%	10/01/22	45,356
75,000	Dallas TX Wtrwks & Swr Sys Rev Ref, Ser A	5.00%	10/01/37	79,300
65,000	Dallas TX Wtrwks & Swr Sys Rev Unrefunded Ref, Ser A	5.00%	10/01/29	68,726
50,000	Dallas-Fort Worth TX Intl Arpt Rev Jt Impt, Ser D, AMT	5.00%	11/01/38	50,595
325,000	Dallas-Fort Worth TX Intl Arpt Rev Jt Impt, Ser D, AMT	5.00%	11/01/42	328,866
115,000	Dallas-Fort Worth TX Intl Arpt Rev, Ser H, AMT	4.00%	11/01/45	116,087
1,000,000	Denton TX Indep Sch Dist Var Sch Bldg Remk, Ser B (a)	0.02%	08/01/35	1,000,000
75,000	Fort Worth TX Ref & Impt	5.00%	03/01/32	77,149
200,000	Gulfgate Redev Auth TX Tax Incr Contract Rev Ref, AGM	4.00%	09/01/22	207,871
145,000	Harris Cnty TX Muni Util Dist #397 Ref Green Bond, BAM	4.00%	05/01/22	149,048
370,000	Harris Cnty TX Muni Util Dist #457, AGM	3.00%	09/01/21	370,793
145,000	Harris Cnty TX Muni Util Dist #502, AGM	4.00%	09/01/21	145,423
15,000	Houston TX Util Sys Rev Comb First Lien, Ser D	5.00%	11/15/40	15,211
45,000	Houston TX Util Sys Rev Ref Comb 1st Lien, Ser F	5.00%	11/15/31	45,634
35,000	Houston TX Util Sys Rev Ref Comb First Lien, Ser F	5.00%	11/15/28	35,493

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$150,000	Lower CO River TX Auth Trans Contract Rev Ref Lcra Trans Svcs	5.00%	05/15/25	$155,712
45,000	Lower CO River TX Auth Trans Contract Rev Ref Lcra Trans Svcs Corp Proj	5.00%	05/15/23	48,954
265,000	Mclendon Chisholm TX Spl Assmnt Rev Ref Sonoma Pub Impt Dt Phase 1 Proj, BAM	4.00%	09/15/23	282,056
2,000,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 08/02/21)	0.20%	05/01/50	2,000,000
250,000	Mission TX Econ Dev Corp Sol Wst Disp Rev Var Wst Mgmt Inc Proj Remk, Ser B, AMT (Mandatory put 09/01/21)	0.20%	07/01/40	250,015
300,000	Montgomery Cnty TX Muni Util Dist #105 Road Bonds, AGM	4.00%	09/01/21	300,864
165,000	Montgomery Cnty TX Muni Util Dist #132, BAM	4.50%	09/01/21	165,539
75,000	N TX Tollway Auth Rev First Tier Ref, Ser A	3.75%	01/01/28	76,118
100,000	N TX Tollway Auth Rev First Tier Ref, Ser B	5.00%	01/01/22	102,018
50,000	N TX Tollway Auth Rev First Tier Ref, Ser B	5.00%	01/01/36	51,009
120,000	N TX Tollway Auth Rev Ref 1st Tier, Ser A	5.00%	01/01/22	122,414
145,000	N TX Tollway Auth Rev Spl Projs Sys, Ser D	5.00%	09/01/24	145,549
130,000	Newark Hgr Edu Fin Corp TX Edu Rev The Hughen Ctr Inc, Ser A	4.00%	08/15/23	139,479
145,000	SA Energy Acq Pub Fac Corp TX Gas Sply Rev Gas Sply Rev	5.50%	08/01/21	145,000
175,000	Sienna Plantation TX Muni Util Dist #5 Contract Rev, BAM	4.50%	11/01/21	176,797
210,000	Sienna Plantation TX Muni Util Dist #5 Contract Rev, BAM	4.50%	11/01/21	212,156
275,000	Stafford TX Econ Dev Corp Sales Tax Rev Ref, BAM	5.00%	09/01/23	301,818
120,000	Sunfield TX Muni Util Dist #3, Ser A, AGM	4.50%	09/01/21	120,392
2,000,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2021-XF1226 (a) (b)	0.05%	08/15/27	2,000,000
115,000	Titus Cnty TX Pass Thru Toll Ltd Tax, Ser B	4.00%	03/01/34	117,597
350,000	TX St Muni Gas Acq & Sply Corp Gas Sply Rev Ref, Ser III	5.00%	12/15/21	356,110
235,000	TX St Muni Gas Acq & Sply Corp Gas Sply Rev Ref, Ser III	5.00%	12/15/22	250,176
35,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/21	35,651
1,125,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/22	1,202,127
240,000	TX St Muni Gas Acq & Sply Corp I Gas Sply Rev Sr Lien, Ser A	5.25%	12/15/23	268,051
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref 1st Tier, Ser A	5.00%	08/15/41	262,756
100,000	TX St Univ Sys Fing Rev Ref Sys	4.10%	03/15/39	102,503
170,000	TX St Univ Sys Fing Rev Ref, Ser A	5.00%	03/15/22	175,185
150,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/22	157,344
250,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/23	271,210
380,000	Viridian TX Muni Mgmt Dist Util Impt Bonds, BAM	4.00%	12/01/21	384,610
				13,967,000
	Utah – 0.1%
100,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Spectrum Acdmy Proj	4.00%	04/15/22	102,497
	Virginia – 0.6%
100,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/22	103,845
100,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/23	108,445
175,000	VA Clg Bldg Auth Eductnl Facs Rev Ref Regent Univ Proj	5.00%	06/01/24	197,426
80,000	VA St Pub Bldg Auth Pub Facs Rev Ref, Ser C	5.00%	08/01/21	80,000
120,000	VA St Res Auth Clean Wtr Rev St Revolving Fd, Ser B	4.00%	10/01/21	120,765
350,000	VA St Small Busn Fing Auth Rev Ref Natl Sr Cmps Inc	5.00%	01/01/22	356,806
				967,287
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington – 0.2%
$100,000	Port of Seattle WA Rev Intermediate Lien, AMT	5.00%	04/01/23	$107,977
160,000	WA St Hlthcare Facs Auth Seattle Cancer Care Alliance (b)	5.00%	12/01/21	162,540
50,000	WA St Mtr Veh Fuel Tax, Ser B-1	4.25%	08/01/32	50,000
				320,517
	Wisconsin – 5.0%
725,000	Milwaukee WI Promissory & Corporate Notes, Ser N2	5.00%	05/01/22	751,296
705,000	Milwaukee WI Promissory Nts, Ser N1	5.00%	02/01/23	756,189
100,000	Milwaukee WI Promissory Nts, Ser N2	5.00%	05/15/22	103,816
100,000	Milwaukee WI Ref Prom Nts, Ser N2	4.00%	03/15/22	102,389
410,000	Milwaukee WI Ref Prom Nts, Ser N2	4.00%	03/15/25	464,035
590,000	Milwaukee WI Ref Promissory Nts, Ser N4	5.00%	04/01/22	609,009
370,000	Milwaukee WI Ref Promissory Nts, Ser N4	5.00%	04/01/23	399,841
440,000	Milwaukee WI Ref Promissory Nts, Ser N4	5.00%	04/01/24	495,865
1,977,000	Tender Option Bond Trust Recpts / Ctfs Various States Floaters, Ser 2020-XF2869 (a) (b)	0.25%	11/01/25	1,977,000
2,000,000	WI Rapids WI Sch Dist, BANS	2.00%	01/06/22	2,003,415
150,000	WI St Hlth & Eductnl Facs Auth Rev Three Pillars Sr Living Cmntys, Ser A	4.00%	08/15/23	160,323
100,000	WI St Transprtn Rev Prerefunded, Ser 1	5.00%	07/01/25	109,272
50,000	WI St Unrefunded Ref, Ser 2	5.00%	05/01/27	51,846
50,000	WI St, Ser A	5.00%	05/01/24	51,846
105,000	WI St, Ser A	4.00%	05/01/29	108,094
110,000	WI St, Ser A	5.00%	05/01/30	114,061
				8,258,297
Total Investments – 96.2%	159,201,170
(Cost $158,686,675) (d)
Net Other Assets and Liabilities – 3.8%	6,273,027
Net Assets – 100.0%	$165,474,197

(a)	Variable Rate Demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2021, securities noted as such amounted to $9,332,664 or 5.6% of net assets.
(c)	Zero coupon bond.
(d)	Aggregate cost for federal income tax purposes was $158,681,902. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $538,722 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,454. The net unrealized appreciation was $519,268.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2021
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COPS	Certificates of Participation
FGIC	Financial Guaranty Insurance Co.
NATL-RE	National Public Finance Guarantee Corp.
RANS	Revenue Anticipation Notes
TANS	Tax Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 159,201,170	$ —	$ 159,201,170	$ —

*	See Portfolio of Investments for state breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2021
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$ 125,873,320	$ 159,201,170
Cash	6,301,707	8,249,794
Cash segregated as collateral for open futures contracts	53,130	—
Interest receivable	1,050,795	1,180,171
Total Assets	133,278,952	168,631,135
LIABILITIES:
Payables:
Investment securities purchased	3,302,319	3,122,937
Investment advisory fees	37,514	34,001
Variation margin	7,938	—
Total Liabilities	3,347,771	3,156,938
NET ASSETS	$129,931,181	$165,474,197
NET ASSETS consist of:
Paid-in capital	$ 127,381,657	$ 164,854,664
Par value	62,000	82,000
Accumulated distributable earnings (loss)	2,487,524	537,533
NET ASSETS	$129,931,181	$165,474,197
NET ASSET VALUE, per share	$20.96	$20.18
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	6,200,002	8,200,002
Investments, at cost	$123,211,154	$158,686,675

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2021
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$ 1,503,386	$ 1,023,885
Total investment income	1,503,386	1,023,885
EXPENSES:
Investment advisory fees	469,256	527,269
Total expenses	469,256	527,269
Fees waived by the investment advisor	(103,613)	(223,410)
Net expenses	365,643	303,859
NET INVESTMENT INCOME (LOSS)	1,137,743	720,026
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	52,811	(23,155)
Futures contracts	52,569	—
Net realized gain (loss)	105,380	(23,155)
Net change in unrealized appreciation (depreciation) on:
Investments	1,335,323	110,241
Futures contracts	(107,844)	—
Net change in unrealized appreciation (depreciation)	1,227,479	110,241
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,332,859	87,086
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,470,602	$ 807,112
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2021	Year Ended 7/31/2020	Year Ended 7/31/2021	Year Ended 7/31/2020
OPERATIONS:
Net investment income (loss)	$ 1,137,743	$ 630,654	$ 720,026	$ 547,918
Net realized gain (loss)	105,380	(222,557)	(23,155)	2,199
Net change in unrealized appreciation (depreciation)	1,227,479	916,311	110,241	336,188
Net increase (decrease) in net assets resulting from operations	2,470,602	1,324,408	807,112	886,305
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,101,754)	(637,095)	(697,650)	(536,002)
Return of capital	(105,072)	(18,716)	—	(2,449)
Total distributions to shareholders	(1,206,826)	(655,811)	(697,650)	(538,451)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	76,025,129	47,999,296	81,703,675	70,260,944
Cost of shares redeemed	(9,324,497)	(6,154,805)	—	(7,045,546)
Net increase (decrease) in net assets resulting from shareholder transactions	66,700,632	41,844,491	81,703,675	63,215,398
Total increase (decrease) in net assets	67,964,408	42,513,088	81,813,137	63,563,252
NET ASSETS:
Beginning of period	61,966,773	19,453,685	83,661,060	20,097,808
End of period	$129,931,181	$61,966,773	$165,474,197	$83,661,060
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,000,002	950,002	4,150,002	1,000,002
Shares sold	3,650,000	2,350,000	4,050,000	3,500,000
Shares redeemed	(450,000)	(300,000)	—	(350,000)
Shares outstanding, end of period	6,200,002	3,000,002	8,200,002	4,150,002

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)
	Year Ended		Period Ended 7/31/2019 (a)
	7/31/2021	7/31/2020
Net asset value, beginning of period	$ 20.66	$ 20.48	$ 20.00
Income from investment operations:
Net investment income (loss)	0.27	0.38	0.34
Net realized and unrealized gain (loss)	0.33	0.22	0.45
Total from investment operations	0.60	0.60	0.79
Distributions paid to shareholders from:
Net investment income	(0.27)	(0.41)	(0.31)
Return of capital	(0.03)	(0.01)	—
Total distributions	(0.30)	(0.42)	(0.31)
Net asset value, end of period	$20.96	$20.66	$20.48
Total return (b)	2.92%	2.98%	3.98%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 129,931	$ 61,967	$ 19,454
Ratio of total expenses to average net assets	0.55%	0.55%	0.55% (c)
Ratio of net expenses to average net assets	0.43%	0.45%	0.45% (c)
Ratio of net investment income (loss) to average net assets	1.33%	2.00%	2.23% (c)
Portfolio turnover rate (d)	16%	58%	66%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended		Period Ended 7/31/2019 (a)
	7/31/2021	7/31/2020
Net asset value, beginning of period	$ 20.16	$ 20.10	$ 20.00
Income from investment operations:
Net investment income (loss)	0.12	0.25	0.26
Net realized and unrealized gain (loss)	0.02	0.07	0.09
Total from investment operations	0.14	0.32	0.35
Distributions paid to shareholders from:
Net investment income	(0.12)	(0.26)	(0.25)
Net realized gain	—	(0.00) (b)	—
Return of capital	—	(0.00) (b)	—
Total distributions	(0.12)	(0.26)	(0.25)
Net asset value, end of period	$20.18	$20.16	$20.10
Total return (c)	0.72%	1.61%	1.75%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 165,474	$ 83,661	$ 20,098
Ratio of total expenses to average net assets	0.45%	0.45%	0.45% (d)
Ratio of net expenses to average net assets	0.26%	0.35%	0.35% (d)
Ratio of net investment income (loss) to average net assets	0.61%	1.20%	1.73% (d)
Portfolio turnover rate (e)	44%	149%	145%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the following funds (each a “Fund” and collectively, the “Funds”), each a non-diversified series of the Trust:
First Trust Short Duration Managed Municipal ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (NYSE Arca ticker “FUMB”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units”.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2021, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Futures Contracts
FSMB may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $53,130 is shown as “Cash segregated as collateral for open futures contracts” on the Statements of Assets and Liabilities.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2021, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$ 1,095,234	$ 6,520	$ —	$ 105,072
First Trust Ultra Short Duration Municipal ETF	671,972	25,678	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2020, was as follows:
	Distributions paid from Tax-Exempt Income	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$ 636,236	$ 859	$ —	$ 18,716
First Trust Ultra Short Duration Municipal ETF	526,947	8,438	617	2,449
As of July 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$ —	$ (237,751)	$ 2,725,275
First Trust Ultra Short Duration Municipal ETF	40,935	(22,670)	519,268
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, and 2021 remain open to federal and state audit. As of July 31, 2021, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2021, for federal income tax purposes, each Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains.
Non-Expiring Capital Loss Carryforward
First Trust Short Duration Managed Municipal ETF	$ 237,751
First Trust Ultra Short Duration Municipal ETF	22,670
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2021, the Funds did not incur any net ordinary losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2021, the adjustments for each Fund were as follows:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Short Duration Managed Municipal ETF	$ (286)	$ (13,496)	$ 13,782
First Trust Ultra Short Duration Municipal ETF	—	—	—
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
FSMB and FUMB have agreed to pay First Trust an annual unitary management fee of 0.55% and 0.45% of FSMB’s and FUMB’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.10% of each Fund’s average daily net assets until November 30, 2021. The Board also approved an additional fee waiver for FSMB of 0.10% of average daily net assets which will continue through November 30, 2022 and for FUMB of 0.10% of average daily net assets which will continue through November 30, 2021. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Funds or by the Funds’ investment advisor only after the agreement’s termination date. First Trust does not have the right to recover the fees waived. During the fiscal year ended July 31, 2021, the Advisor waived fees of $103,613 and $223,410 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2021, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$ 84,598,017	$ 13,251,186
First Trust Ultra Short Duration Municipal ETF	115,753,002	39,395,365

For the fiscal year ended July 31, 2021, the Funds had no in-kind transactions.
5. Derivative Transactions
The following table presents the type of derivatives held by FSMB at July 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statements of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 107,844
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is presented on the Statements of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$52,569
Net change in unrealized appreciation (depreciation) on futures contracts	(107,844)
During the fiscal year ended July 31, 2021, the notional value of futures contracts opened and closed were $7,957,008 and $5,302,477, respectively.
The Funds do not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021
the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2022.
8. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:
On September 13, 2021, the Board of Trustees approved the continuation of the fee waiver for the Funds of 0.10% of average daily net assets through November 30, 2022. The Board also approved an additional fee waiver for FUMB of 0.10% of average daily net assets which will continue through November 30, 2022.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2021, 2020, and the period from November 1, 2018 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2021, 2020, and the period from November 1, 2018 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended July 31, 2021, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2021:
	Tax-Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	99.41%	12.19%
First Trust Ultra Short Duration Municipal ETF	96.32%	13.05%
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will

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not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

Additional Information (Continued)
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July 31, 2021 (Unaudited)
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory Agreement
Board Considerations Regarding Approval of Continuation of Investment Management Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following two series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light

Additional Information (Continued)
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July 31, 2021 (Unaudited)
of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that the Advisor had previously agreed to waive a portion of its unitary fee for FSMB in an amount equal to 0.10% of the Fund’s average daily net assets and for FUMB in an amount equal to 0.20% of the Fund’s average daily net assets until at least November 30, 2021 and that the Advisor had agreed to waive an additional portion of its unitary fee for FSMB in an amount equal to 0.10% of the Fund’s average daily net assets until at least November 30, 2022. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for FSMB, after taking into account the contractual fee waivers, was above the median total (net) expense ratio of the peer funds in its Expense Group and that the unitary fee rate for FUMB, after taking into account the contractual fee waiver, was below the median total (net) expense ratio of the peer funds in its Expense Group. With respect to the Expense Groups, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that the Expense Group for each Fund contained both actively-managed ETFs and open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rates overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for the one-year period ended December 31, 2020 to the performance of the funds in its Performance Universe and a benchmark index. Based on the information provided, the Board noted that FSMB outperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2020 and that FUMB underperformed its Performance Universe median for the one-year period ended December 31, 2020 and outperformed its benchmark index for the one-year period ended December 31, 2020.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2020 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board also considered the Advisor’s compensation for fund reporting services provided to each Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and

Additional Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	211	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	211	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	211	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	211	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	211	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Exchange-Traded Fund III
July 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Merger Arbitrage ETF (MARB)

Annual Report
For the Year Ended
July 31, 2021

First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2021
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Vivaldi Asset Management, LLC (“Vivaldi” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Merger Arbitrage ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Merger Arbitrage ETF (MARB)
Annual Letter from the Chairman and CEO
July 31, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Merger Arbitrage ETF (the “Fund”), which contains detailed information about the Fund for the 12-month period ended July 31, 2021.
I often mention at the end of my shareholder letters that investors should stay the course. I do so because First Trust believes in the buy and hold investment philosophy, and the math supports our view. The S&P 500® Index (the “Index”) has never failed to fully recover the losses sustained in any correction or bear market. As of July 31, 2021, the Index stood just 0.61% below its all-time closing high set on July 26, 2021. Whether you believe that history repeats itself or simply rhymes, it provides us with valuable insight either way. When it comes to setting realistic expectations about equity returns over time, we know that the Index delivered an average annual total return of 10.28% from 1926-2020 (95 years), according to data from Morningstar/Ibbotson Associates. That is our long-term performance benchmark for stocks in the U.S. Why is that relevant in today’s climate? It is important to note that this very Index has posted a total return of 17.99% year-to-date and 36.45% for the 12-month period ended July 31, 2021, according to Bloomberg. Using industry jargon, these are sometimes referred to as “outsized” returns, or well-above the norm.
As previously noted, the stock market experiences selloffs of various degrees on an ongoing basis. The more severe declines are referred to as corrections and bear markets. Corrections are defined as a 10.00% to 19.99% decline in the price of an index or security from its most recent closing high. Bear markets entail price declines of 20% or more. Since 1950, the Index has endured 38 selloffs totaling 10% or more, with nine of them being bear markets, according to The Motley Fool, a private financial and investing advice company. Over that 71-year period, on average, the stock market experienced a correction every 1.84 years, compared to every 7.78 years for bear markets. The last major selloff occurred in the first quarter of 2020 (17 months ago), when the Index plunged 33.79%, due to the initial shock from the onset of the coronavirus (“COVID-19”) pandemic. While that qualified as a bear market, some investors may be thinking we are due for a correction in the coming months. Remember, these statistics represent averages. A June 2021 survey by the CFA Institute found that 45% of the chartered financial analysts it polled believe we will have a correction within 1-3 years. I offer this forecast to show investors how challenging it is to make such market calls, even for highly credentialled professionals. A 1-3 year projection isn’t exactly actionable information, in my opinion.
The bottom line is that those individuals who have remained invested in the stock and bond markets throughout the COVID-19 pandemic have likely prospered beyond what they might have imagined. Suffice it to say that the markets have exceeded expectations over the past 12 months. I think your average investor would have been content with just being in positive territory. Looking ahead, I see more tailwinds for the markets than headwinds, particularly with respect to the stock market. There is plenty of liquidity in the economy thanks to the accommodative monetary policy of the Federal Reserve (the “Fed”) and fiscal stimulus from Congress. We have the potential for another $4 to $5 trillion in fiscal stimulus from President Joe Biden’s bipartisan infrastructure bill and the Democrat-driven budget package, including funds earmarked for climate change projects (green energy), health care, education, and more. Perhaps the biggest headwind moving forward is rising inflation. We should know in the next few months if it is transitory, as Fed Chairman Jerome Powell believes, or if it will be with us for a sustained period. Stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Merger Arbitrage ETF (MARB)
The First Trust Merger Arbitrage ETF’s (the “Fund”) investment objective is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “MARB.”
Performance
		Average Annual Total Returns	Cumulative Total Returns
	1 Year Ended 7/31/21	Inception (2/4/20) to 7/31/21	Inception (2/4/20) to 7/31/21
Fund Performance
NAV	0.46%	-1.55%	-2.30%
Market Price	0.41%	-1.59%	-2.35%
Index Performance
Hedge Fund Research Merger Arbitrage Index	8.00%	4.43%	6.65%
S&P 500® Index	36.45%	23.43%	36.70%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint of the national best bid and offer price (“NBBO”) as of the time that the Fund’s NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust Merger Arbitrage ETF (MARB)
Portfolio Sector Allocation	% of Total Long-Term Investments
Information Technology	41.0%
Health Care	15.4
Financials	13.0
Industrials	11.7
Utilities	6.4
Communication Services	4.9
Materials	4.2
Consumer Discretionary	3.4
Total	100.0%

Portfolio Sector Allocation	% of Investments Sold Short
Financials	50.3%
Information Technology	49.6
Industrials	0.1
Health Care	0.0*
Total	100.0%

*	Amount is less than 0.1%.
Top Ten Long-Term Investments	% of Net Assets
Nuance Communications, Inc.	6.3%
Maxim Integrated Products, Inc.	5.3
Athene Holding Ltd., Class A	4.9
Xilinx, Inc.	4.4
IHS Markit Ltd.	3.8
Magellan Health, Inc.	3.7
Proofpoint, Inc.	3.5
PNM Resources, Inc.	3.4
ORBCOMM, Inc.	2.7
Cloudera, Inc.	2.5
Total	40.5%

Top Investments Sold Short	% of Net Assets
Analog Devices, Inc.	-5.6%
Advanced Micro Devices, Inc.	-5.4
Apollo Global Management, Inc.	-5.1
S&P Global, Inc.	-4.0
Independent Bank Corp.	-2.1
Herman Miller, Inc.	-0.0*
ICON PLC	-0.0*
Total	-22.2%

*	Amount is less than 0.1%.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Information showing the number of days the market price of the Fund’s shares was greater (at a premium) and less (at a discount) than the Fund’s net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter), is available at https://www.ftportfolios.com/Retail/etf/home.aspx.

Portfolio Commentary
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust”) serves as the investment advisor to the First Trust Merger Arbitrage ETF (the “Fund” or “MARB”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Vivaldi Asset Management, LLC
Vivaldi Asset Management, LLC (“Vivaldi” or the “Sub-Advisor”) serves as the Fund’s investment sub-advisor. Vivaldi is an SEC registered investment advisor, founded in 2013 and headquartered in Chicago, Illinois, that specializes in structuring and managing alternative investment, multi-manager, and multi-strategy mutual funds. Vivaldi prides itself on its ability to combine rigorous research and risk management processes with disciplined portfolio construction and management.
Portfolio Management Team
Michael Peck – CFA, President and Co-Chief Investment Officer, Vivaldi
Scott Hergott – Co-Chief Investment Officer, Vivaldi
Brian Murphy – Portfolio Manager, Vivaldi
Jeff O’Brien – Portfolio Manager, Vivaldi
Daniel Lancz – Portfolio Manager, Vivaldi
Michael Grayson – Portfolio Manager, Vivaldi
The portfolio managers are primarily and jointly responsible for the day to day management of the Fund. Each portfolio manager has served in such capacity for the Fund since 2020.
Commentary
Market Recap
The broader mergers and acquisitions (“M&A”) market has been quite eventful against the backdrop of a global health crisis. As has been the case since the onset of the coronavirus (“COVID-19”) pandemic, we continue to hope for a rapid end to the pandemic. We look forward with the hope that everyone’s life can begin to approximate something more “normal” in the quarters to come.
On the investment front, global M&A activity set a record during the first quarter of 2021 as deal makers started to anticipate a post-COVID-19 world. A booming stock market and low interest rates have emboldened strategic buyers, private equity firms, as well as blank check acquisition companies to aggressively pursue deals. Colin Ryan, co-head of Americas M&A at Goldman Sachs, commented that “This is as robust and broad-based an M&A market as I have ever witnessed in the last 20 years. We are in an environment where assets are scarcer than the available capital right now.” In our opinion, acquirors are positioning for how people live, work, and transact business in a post-pandemic environment as well as positioning for new growth in technology and areas like cloud computing and artificial intelligence. We expect this to continue as the U.S. vaccination program seems to be leading the industrialized world forward. We have also seen a number of deals receive unsolicited bids from would-be third party acquirors. Assets are trading, and, in our view, the expectation of a post-pandemic recovery had some trying to buy assets on the cheap, and had other acquirors saying, “not so fast.” The average deal size in the first quarter of 2021 was $6.8 billion, up from $4.6 billion in the fourth quarter of 2020. We do expect this number to drop as merger activity broadens out to include more small and mid-cap companies as the year progresses. This will be very welcome and provide more potential shots on goal for our arbitrage portfolio as the arbitrage universe broadens out. We finished March 2021 with fourteen merger arbitrage investments and would not be surprised to see this number expand to the mid-twenties or higher later this year. Arbitrage spreads have been attractive with the highest quality transactions trading in the range of 4-5% (gross) annualized. This is a critical metric in our evaluation of the opportunity set given merger arbitrage is an investment strategy that capitalizes on the arbitrage spread that exists between a company’s current share price and the consideration paid for its acquisition in the context of an announced merger transaction. The merger yield is the estimated annualized return provided by the merger spread. To calculate this figure, we take the current net spread as represented by the percent discount the target stock is trading at compared to the consideration offered and annualize it. The net spread is calculated as the gross spread adjusted for various items such as dividends, commissions and short borrow costs. The arbitrage spread is one of the main determinants when evaluating whether to allocate capital to a merger arbitrage investment. Finally, no transaction experienced a price cut or deal break during the first quarter of 2021. We believe this speaks well of the quality of mergers that have been announced in the last six months as well as to the improving fundamentals of the U.S. economy.
The merger arbitrage deal flow train began to pick up momentum in the second quarter of 2021 and throughout July and August month-to-date. There were 38 deal announcements for a total equity value of $167 billion in the second quarter of 2021. For historical context, the second quarter of 2021 deal activity was 12% above the average quarterly deal count and 10% above the average quarterly

Portfolio Commentary (Continued)
First Trust Merger Arbitrage ETF (MARB)
Annual Report
July 31, 2021 (Unaudited)
deal value since the first quarter of 1998. The top ten definitive deals accounted for 70% of all definitive deals announced in the second quarter of 2021. With that said, the average deal value decreased in the second quarter of 2021 to $4.4 billion from $6.8 billion in the first quarter of 2021, remaining approximately aligned with the $4.5 billion quarterly average since the first quarter of 1998. The most notable difference in recent deal activity was that sector balance in the first half of 2021 improved relative to 2020 as much as the sector distribution was relatively unbalanced by historical norms. In the first half of 2021, industrial (by deal value) and financial (by deal count) were the most active sectors. All told, announced value in the first half of 2021 totaled $369 billion (82 deals), 211% greater than the $118 billion level (30 deals) in the first half of 2020.
We added sixteen new transactions into the portfolio during the month of May as well as seven new deals in June, and we are currently researching a handful of others for possible future investment. As we enter the latter summer months, historically a slower time of the year for announced merger transactions, the current environment feels like we may buck the “summer sleepy trend.” It has been exciting to see the continued rebound and overall health of the M&A market year-to-date and it seems we may be seeing more of it. Acquisition-hungry buyers have announced $2.5 trillion of deals so far in 2021, an unprecedented number that puts this year on track to be the best ever.
Performance Review
The Fund has returned 0.46% over the 12-month period ended July 31, 2021. That compares to the following indices over the same time frame: the S&P 500® Index (36.45%); the Russell 2000® Index (51.57%); and the Bloomberg Barclays US Aggregate Bond Index (-0.70%).
Recent months have been a relatively challenging period for our merger arbitrage focused strategy, which we suspect was experienced industry wide. We witnessed multiple effective deal breaks across the universe of mergers, an infrequent occurrence in the historical context of our M&A experience. We held one of those aforementioned deal breaks in our portfolio: Aon’s (“AON”) acquisition of Willis Towers Watson PLC (“WLTW”). WLTW/AON was responsible for a -0.49% (realized) loss over its holding period. It is worth mentioning, however, that we did proactively exit our position prior to the parties’ agreement to terminate the merger and end antitrust litigation with the Department of Justice. It is our willingness to take small losses in broken deals that we believe will enable us to mitigate large drawdowns, preserve capital during volatile M&A markets, and subsequently recover to new equity highs.
A bit more on deals that broke and/or widened which we did not own. Spire Healthcare and S Immo AG broke this year, and Kansas City Southern widened materially during the trailing one-year period ended July 31, 2021. We avoided those deals for our portfolio. We are encouraged by the fact that, notwithstanding so many negative events at once, the overall Fund gained a modest 0.46% due to our stringent deal selection and the high conviction nature of our portfolio construction. On the positive side of the ledger, the portfolio experienced several contributors during the period, to name a few: FBL Financial Group, Inc./Farm Bureau Property & Casualty Insurance Company attributed 0.49%; Slack Technologies, Inc./salesforce.com, Inc. attributed 0.19%; and RealPage, Inc./Thoma Bravo attributed 0.15%. Other attribution for the trailing one-year period ended July 31, 2021 was fairly well balanced as we had moderate spread tightening across the portfolio with no outsized position gains or losses.
Market Outlook
With the current combination of historic low interest rates, equity valuations near all-time highs and animal spirits in the boardrooms for strategic M&A, we believe the backdrop is in place for a continuation of new deal activity, which should lead us to a much busier than normal summer and continued momentum for the rest of the year.
At a recent conference on M&A, Goldman Sachs President and COO John Waldron commented that “We are seeing rising CEO confidence… By many measures, CEO confidence is at the highest level it has been since the early 2000s. So, you are seeing a real increased conviction in CEO offices and in boardrooms to be more offensive thinking about providing M&A as a key part of their overall strategy. Strategic thinking coming out of this pandemic is at very high levels right now.” As merger arbitrageurs that is about as good a peek under the tent as it gets from the bankers who see the activity behind the scenes.
Also commenting on the level of activity is Eric Swedenburg, partner and co-head of the M&A practice at the law firm Simpson Thacher & Bartlett. Swedenburg said, “It’s as busy as I can ever remember it. The market is humming on the M&A front across nearly every sector. I think the rest of this year will continue to be as busy, if not busier.”
As you can tell, we are excited about the increased activity in our merger arbitrage universe. We pride ourselves on opportunistically investing in the best risk-adjusted returns within our investable universe and are elated at how many opportunities we are currently finding.

First Trust Merger Arbitrage ETF (MARB)
Understanding Your Fund Expenses
July 31, 2021 (Unaudited)
As a shareholder of the First Trust Merger Arbitrage ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2021.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Merger Arbitrage ETF (MARB)
Actual	$1,000.00	$1,000.00	2.28%	$11.31
Hypothetical (5% return before expenses)	$1,000.00	$1,013.49	2.28%	$11.38

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (February 1, 2021 through July 31, 2021), multiplied by 181/365 (to reflect the six-month period).

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments
July 31, 2021
Shares	Description	Value
COMMON STOCKS – 53.8%
	Aerospace & Defense – 2.5%
5,776	Aerojet Rocketdyne Holdings, Inc. (a)	$272,512
	Chemicals – 2.3%
3,476	W.R. Grace & Co.	241,930
	Diversified Telecommunication Services – 2.7%
25,190	ORBCOMM, Inc. (b)	284,395
	Electric Utilities – 3.4%
7,651	PNM Resources, Inc. (a)	369,773
	Health Care Providers & Services – 3.7%
4,174	Magellan Health, Inc. (b)	393,692
	Health Care Technology – 2.1%
10,300	Change Healthcare, Inc. (b)	223,613
	Insurance – 4.9%
8,225	Athene Holding Ltd., Class A (a) (b)	531,499
	Life Sciences Tools & Services – 2.5%
5,891	PPD, Inc. (a) (b)	271,693
	Professional Services – 3.8%
3,491	IHS Markit Ltd.	407,888
	Semiconductors & Semiconductor Equipment – 9.7%
5,667	Maxim Integrated Products, Inc.	566,190
3,197	Xilinx, Inc. (a)	479,038
		1,045,228
	Software – 12.3%
17,237	Cloudera, Inc. (b)	273,551
12,358	Nuance Communications, Inc. (a) (b)	678,455
2,129	Proofpoint, Inc. (b)	371,851
12	salesforce.com, Inc. (b)	2,903
		1,326,760
	Specialty Retail – 1.8%
11,066	Sportsman’s Warehouse Holdings, Inc. (b)	195,536
	Thrifts & Mortgage Finance – 2.1%
11,575	Meridian Bancorp, Inc.	221,198
	Total Investments – 53.8%	5,785,717
	(Cost $5,791,713) (c)
Shares	Description	Value
COMMON STOCKS SOLD SHORT – (22.2)%
	Banks – (2.1)%
(3,175)	Independent Bank Corp.	$(224,409)
	Capital Markets – (9.1)%
(9,388)	Apollo Global Management, Inc.	(552,577)
(990)	S&P Global, Inc.	(424,433)
		(977,010)
	Commercial Services & Supplies – (0.0)%
(48)	Herman Miller, Inc.	(2,071)
	Life Sciences Tools & Services – (0.0)%
(6)	ICON PLC (b)	(1,460)
	Semiconductors & Semiconductor Equipment – (11.0)%
(5,520)	Advanced Micro Devices, Inc. (b)	(586,169)
(3,577)	Analog Devices, Inc.	(598,861)
		(1,185,030)
	Total Investments Sold Short – (22.2)%	(2,389,980)
	(Proceeds $2,195,264)
	Net Other Assets and Liabilities – 68.4%	7,356,694
	Net Assets – 100.0%	$10,752,431

(a)	This security or a portion of this security is segregated as collateral for investments sold short.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $3,598,146. As of July 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $61,277 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $263,686. The net unrealized depreciation was $202,409.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments (Continued)
July 31, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 5,785,717	$ 5,785,717	$ —	$ —

LIABILITIES TABLE
	Total Value at 7/31/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (2,389,980)	$ (2,389,980)	$ —	$ —

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Assets and Liabilities
July 31, 2021
ASSETS:
Investments, at value (Cost $5,791,713)	$ 5,785,717
Cash	3,210,044
Restricted Cash	3,545,596
Receivables:
Investment securities sold	612,546
Dividends	698
Total Assets	13,154,601
LIABILITIES:
Investments sold short, at value (proceeds $2,195,264)	2,389,980
Payables:
Investment advisory fees	11,458
Margin interest expense	732
Total Liabilities	2,402,170
NET ASSETS	$10,752,431
NET ASSETS consist of:
Paid-in capital	$ 11,299,154
Par value	5,500
Accumulated distributable earnings (loss)	(552,223)
NET ASSETS	$10,752,431
NET ASSET VALUE, per share	$19.55
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	550,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Operations
For the Year Ended July 31, 2021
INVESTMENT INCOME:
Dividends	$ 133,777
Interest	148
Other	1,136
Total investment income	135,061
EXPENSES:
Investment advisory fees	156,595
Dividend expense on investments sold short	110,928
Margin interest expense	11,513
Total expenses	279,036
NET INVESTMENT INCOME (LOSS)	(143,975)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	139,627
In-kind redemptions	697,865
Investments sold short	(423,010)
Net realized gain (loss)	414,482
Net change in unrealized appreciation (depreciation) on:
Investments	(11,843)
Investments sold short	(162,599)
Net change in unrealized appreciation (depreciation)	(174,442)
NET REALIZED AND UNREALIZED GAIN (LOSS)	240,040
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 96,065

See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statements of Changes in Net Assets
	Year Ended 7/31/2021	Period Ended 7/31/2020 (a)
OPERATIONS:
Net investment income (loss)	$ (143,975)	$ (46,812)
Net realized gain (loss)	414,482	49,574
Net change in unrealized appreciation (depreciation)	(174,442)	(26,270)
Net increase (decrease) in net assets resulting from operations	96,065	(23,508)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	21,654,151	14,621,923
Cost of shares redeemed	(23,646,537)	(1,949,663)
Net increase (decrease) in net assets resulting from shareholder transactions	(1,992,386)	12,672,260
Total increase (decrease) in net assets	(1,896,321)	12,648,752
NET ASSETS:
Beginning of period	12,648,752	—
End of period	$10,752,431	$12,648,752
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	650,002	—
Shares sold	1,100,000	750,002
Shares redeemed	(1,200,000)	(100,000)
Shares outstanding, end of period	550,002	650,002

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Financial Highlights
For a share outstanding throughout each period
	Year Ended 7/31/2021	Period Ended 7/31/2020 (a)
Net asset value, beginning of period	$ 19.46	$ 20.01
Income from investment operations:
Net investment income (loss)	(0.26)	(0.07)
Net realized and unrealized gain (loss)	0.35	(0.48)
Total from investment operations	0.09	(0.55)
Net asset value, end of period	$19.55	$19.46
Total return (b)	0.46%	(2.75)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 10,752	$ 12,649
Ratio of total expenses to average net assets	2.23%	2.30% (c)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.25%	1.25% (c)
Ratio of net investment income (loss) to average net assets	(1.15)%	(1.71)% (c)
Portfolio turnover rate (d)	280%	137%

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Notes to Financial Statements
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of eighteen funds that are offering shares. This report covers the First Trust Merger Arbitrage ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MARB” on NYSE Arca, Inc. The Fund represents a separate series of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021
prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2021, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021
Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to 1-Month LIBOR plus 75 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended July 31, 2021, the Fund had margin interest expense of $11,513, as shown on the Statement of Operations. Restricted cash in the amount of $3,545,596, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of July 31, 2021.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
During the fiscal periods ended July 31, 2021 and 2020, no distributions were paid by the Fund.
As of July 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(349,814)
Net unrealized appreciation (depreciation)	(202,409)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable periods ended 2020 and 2021 remain open to federal and state audit. As of July 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2021, for federal income tax purposes, the Fund had $302,118 of capital loss carryforward available, to the extent provided by regulations, to offset future capital gains.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2021, the Fund incurred and elected to defer net ordinary losses of $47,696.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021
primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2021, the adjustments for the Fund were as follows:
Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
$96,279	$(686,980)	$590,701
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (See Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees Vivaldi Asset Management, LLC’s (“Vivaldi” or the “Sub-Advisor”) management of the Fund’s assets. First Trust is paid an annual unitary management fee by the Fund equal to 1.25% of the Fund’s average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
Vivaldi receives sub-advisory fees equal to the annual rate of 0.625% of the average daily net assets of the Fund less the amount of Fund expenses owed by the Sub-Advisor. The Sub-Advisor’s fees are paid by the Advisor out of the Advisor’s management fee.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2021, the cost of purchases and proceeds from sales of investments, excluding short term investments, investments sold short and in-kind transactions were $30,051,009 and $25,208,227, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $11,835,389 and $11,119,456, respectively.
For the fiscal year ended July 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales were $9,360,693 and $16,580,348, respectively.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation (“NSCC”) the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2022.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Merger Arbitrage ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund III, including the portfolio of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for the year ended July 31, 2021 and the period from February 4, 2020 (commencement of operations) through July 31, 2020, and the financial highlights for the year ended July 31, 2021 and the period from February 4, 2020 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021 and the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2021 and the period from February 4, 2020 (commencement of operations) through July 31, 2020, and the financial highlights for the year ended July 31, 2021 and the period from February 4, 2020 (commencement of operations) through July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
September 22, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Defined Outcome Funds Risk. To the extent a fund’s investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any) may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor’s investment period. Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund’s share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period. Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified

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July 31, 2021 (Unaudited)
by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index or Model Constituent Risk. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund’s shares.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
LIBOR Risk. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate (“LIBOR”) as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

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Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of “reasonably” normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Operational Risk. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund’s ability to meet its investment objective. Although the funds and the funds’ investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Passive Investment Risk. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of the First Trust Merger Arbitrage ETF (the “Fund”), and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and Vivaldi Asset Management, LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the

Additional Information (Continued)
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July 31, 2021 (Unaudited)
unitary fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee rate as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for the Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions (such as dividend and distribution expenses from securities sold short and/or other investment related costs), distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board noted that because the Fund may establish short positions in the equity securities of companies, the Fund will incur margin interest expense and dividend expense on investments sold short, which are not payable out of the unitary fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Based on the information provided, the Board noted that the unitary fee rate for the Fund was equal to the median advisory fee rate of the peer funds in its Expense Group. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that all peer funds in the Expense Group were open-end mutual funds, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the

Additional Information (Continued)
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July 31, 2021 (Unaudited)
unitary fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. Because the Fund commenced operations on February 4, 2020 and therefore has a limited performance history, comparative performance information for the Fund was not considered.
On the basis of all the information provided on the unitary fee for the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the period from inception through December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the twelve months ended December 31, 2020. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board also considered the Advisor’s compensation for fund reporting services provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which is paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee is appropriate based on expected economies of scale. The Board noted the Sub-Advisor’s statements that the majority of its expenses are fixed and are shared and allocated across various funds advised or sub-advised by the Sub-Advisor and that it has added additional personnel over the past year. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor for the Fund from its unitary fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential fall-out benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statement that, although it benefits from the name recognition associated with its role as sub-advisor to the Fund, it has not received and does not anticipate receiving any reduction in fees incurred for research or other services as a result of its management of the Fund. The Board also noted the Sub-Advisor’s statement that the Sub-Advisor does not intend to use soft dollars in connection with the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Liquidity Risk Management Program
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the “Program”) reasonably designed to assess and manage the funds’ liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the “Advisor”) as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee (the “Liquidity Committee”).
Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund’s portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and

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July 31, 2021 (Unaudited)
illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds’ holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund’s net assets and establishes policies and procedures regarding redemptions in kind.
At the April 26, 2021 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from March 20, 2020 through the Liquidity Committee’s annual meeting held on March 16, 2021 and assessed the Program’s adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Fund primarily holds assets that are highly liquid investments, the Fund has not adopted any highly liquid investment minimum.
As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund’s investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

Board of Trustees and Officers
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	211	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	211	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Inception	President, Hibs Enterprises (Financial and Management Consulting)	211	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	211	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	211	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
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July 31, 2021 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Inception	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Inception	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Merger Arbitrage ETF (MARB)
July 31, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Vivaldi Asset Management, LLC
225 West Wacker Drive, Suite 2100
Chicago, IL 60606
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $222,375 for the fiscal year ended July 31, 2020 and $267,688 for the fiscal year ended July 31, 2021.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2021.

Audit-Related Fees (Investment Advisor and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2021.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $73,662 for the fiscal year ended July 31, 2020 and $40,221 for the fiscal year ended July 31, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services. .

Tax Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2021.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2021.

All Other Fees (Investment Advisor and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended July 31, 2020 and $0 for the fiscal year ended July 31, 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant: Advisor and Distributor:

(b) 0% (b) 0%

(c) 0% (c) 0%

(d) 0% (d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended July 31, 2020 were $73,662 for the registrant, $47,170 for the registrant’s investment advisor and $70,330 for the registrant’s distributor and for the fiscal year ended July 31, 2021 were $40,221 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h) The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 7, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 7, 2021